As filed with the Securities and Exchange Commission on May 1, 2006

Registration Nos. 333-43022

and 811-10035

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 12	☒

TITANIUM ANNUITY VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (205) 325-4300

Name and Address of Agent for Service:	Copy to:

John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485

☐	On pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Variable Annuity Policies (Form TVA)

Prospectus

May 1, 2006

Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the subaccounts will perform.
•	The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
•	Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Titanium Investor Variable Annuity policy.

To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2006 (known as the “SAI”). For a free copy of the SAI, contact us at:

United Investors Life Insurance Co.

Variable Products Division

P.O. Box 12101

Birmingham, Alabama 35202-2101

Telephone: 1-800-999-0317

United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 49 of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TITANIUM INVESTORSM

VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY

issued by

United Investors Life Insurance Company

through

Titanium Annuity Variable Account

The policy offers 44 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and 43 variable subaccounts which invest in the following mutual fund portfolios:

AIM Variable Insurance Funds

•	AIM V.I. Capital Appreciation Fund—Series I Shares
•	AIM V.I. Capital Development Fund—Series I Shares
•	AIM V.I. Core Equity Fund—Series I Shares
•	AIM V.I. Government Securities Fund—Series I Shares
•	AIM V.I. International Growth Fund—Series I Shares
•	AIM V.I. Technology Fund—Series I Shares
•	AIM V.I. Utilities Fund—Series I Shares

The Alger American Fund

•	Alger American Balanced Portfolio—Class O Shares
•	Alger American Growth Portfolio—Class O Shares
•	Alger American Income & Growth Portfolio—Class O Shares
•	Alger American Leveraged AllCap Portfolio—Class O Shares
•	Alger American MidCap Growth Portfolio—Class O Shares
•	Alger American Small Capitalization Portfolio—Class O Shares

Dreyfus Variable Investment Fund

•	Dreyfus VIF-Appreciation Portfolio—Initial Shares
•	Dreyfus VIF-Money Market Portfolio
•	Dreyfus VIF-Quality Bond Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares

DWS Scudder

•	DWS Dreman High Return Equity VIP
•	DWS Dreman Small Cap Value VIP
•	DWS Equity 500 Index VIP
•	DWS High Income VIP
•	DWS Large Cap Value VIP
•	DWS Mid Cap Growth VIP
•	DWS Small Cap Index VIP

Evergreen Investments

•	Evergreen VA Balanced Fund
•	Evergreen VA International Equity Fund
•	Evergreen VA Special Values Fund

MFS® Variable Insurance TrustSM

•	MFS® Emerging Growth Series
•	MFS® High Income Series
•	MFS® Investors Trust Series
•	MFS® Research Series
•	MFS® Total Return Series
•	MFS® Value Series

Franklin Templeton Variable Insurance Products Trust

•	Franklin Large Cap Value Securities Fund—Class 2
•	Franklin Real Estate Fund—Class 2
•	Franklin Zero Coupon Fund-2010—Class 2
•	Templeton Foreign Securities Fund—Class 2
•	Templeton Global Asset Allocation Fund—Class 2
•	Templeton Global Income Securities Fund—Class 2

Wells Fargo Variable Trust

•	Wells Fargo Advantage VT Asset Allocation Fund
•	Wells Fargo Advantage VT Discovery Fund
•	Wells Fargo Advantage VT Opportunity Fund
•	Wells Fargo Advantage VT Total Return Bond Fund

VARIABLE ANNUITY POLICIES:

ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover)

UI-503, Ed. 5-06

i

The policy is not available in all states. This prospectus is not an offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

ii

Glossary

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.

Annuity Benefit Date	The date (or dates) on which annuity payments are to start.

Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the owner (and any joint owner) dies before the annuity benefit date.

Business Day	Each day that the New York Stock Exchange is open for regular trading and our home office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, November 24th, the Friday after Thanksgiving; December 25th, Christmas Day; and January 1st, New Year’s Day are not business days. (The policy form uses the term “Valuation Date” to refer to business days.)

Joint Annuitant	The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.

Net Purchase Payment	The purchase payment less any deduction for premium taxes.

Owner’s Designated Beneficiary	The owner’s designated beneficiary (a joint owner, if any, or the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.

Policy Year	A policy year is a year that starts on the policy’s effective date or on a policy anniversary.

Policy Value	The Policy Value is equal to the Variable Account Value plus the Fixed Account Value.

Surrender Value	The policy value less any withdrawal charges, the annual contract maintenance charge, and applicable deductions for premium taxes.

We, us, our	We are United Investors Life Insurance Company.

You, your	You are the policy owner.

Summary

This is a summary of some of the more important points that you should know and consider before purchasing the Titanium Investor Variable Annuity policy.

The Policy

The Titanium Investor Variable Annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Titanium Investor annuity policy value among the fixed account and forty-three variable subaccounts. Each subaccount invests exclusively in shares of a single mutual fund portfolio. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the forty-three variable subaccounts is not guaranteed. Instead, your investment in the variable subaccounts will go up or down with the performance of the particular mutual fund portfolio you select. You may lose money on investments in the variable subaccounts.

Like most annuity policies, different rules apply to the Titanium Investor annuity policy before and after the annuity benefit date you select for your policy. Before the annuity benefit date, you may invest more money in your policy. After the annuity benefit date, we make one or more annuity payments. The amount of money you accumulate in your policy before the annuity benefit date has a major effect on the size of the payments we make after the annuity benefit date.

This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

On the annuity benefit date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular subaccounts you select.

You may choose among the following types of annuity payments:

1.	Payments for the lifetime of an individual you select (the annuitant).

2.	Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3.	Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for various periods of between 5 years and 30 years.

Other annuity payment options are available with our written consent.

Purchasing the Policy

You can purchase a “qualified” policy (one that qualifies for favorable Federal income tax treatment), or you can purchase a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $2,000. For a qualified policy, the initial investment must be at least $1,200. As an exception, we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method for both qualified or non-qualified policies. You can make more investments of at least $100 each before the annuity benefit date (or your age 90 if earlier).

Funding Choices

You may allocate each new investment (and your existing policy value) among 43 variable subaccounts which invest in the following mutual fund portfolios:

AIM Variable Insurance Funds

•	AIM V.I. Capital Appreciation Fund—Series I Shares
•	AIM V.I. Capital Development Fund—Series I Shares
•	AIM V.I. Core Equity Fund—Series I Shares
•	AIM V.I. Government Securities Fund—Series I Shares
•	AIM V.I. International Growth Fund—Series I Shares
•	AIM V.I. Technology Fund—Series I Shares
•	AIM V.I. Utilities Fund—Series I Shares

The Alger American Fund

•	Alger American Balanced Portfolio—Class O Shares
•	Alger American Growth Portfolio—Class O Shares
•	Alger American Income & Growth Portfolio—Class O Shares
•	Alger American Leveraged AllCap Portfolio—Class O Shares
•	Alger American MidCap Growth Portfolio—Class O Shares
•	Alger American Small Capitalization Portfolio—Class O Shares

Dreyfus Variable Investment Fund

•	Dreyfus VIF-Appreciation Portfolio—Initial Shares
•	Dreyfus VIF-Money Market Portfolio
•	Dreyfus VIF-Quality Bond Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares

DWS Scudder

•	DWS Dreman High Return Equity VIP
•	DWS Dreman Small Cap Value VIP
•	DWS Equity 500 Index VIP
•	DWS High Income VIP
•	DWS Large Cap Value VIP
•	DWS Mid Cap Growth VIP
•	DWS Small Cap Index VIP

Evergreen Investments

•	Evergreen VA Balanced Fund
•	Evergreen VA International Equity Fund
•	Evergreen VA Special Values Fund

MFS® Variable Insurance TrustSM

•	MFS® Emerging Growth Series
•	MFS® High Income Series
•	MFS® Investors Trust Series
•	MFS® Research Series
•	MFS® Total Return Series
•	MFS® Value Series

Franklin Templeton Variable Insurance Products Trust

•	Franklin Large Cap Value Securities Fund—Class 2
•	Franklin Real Estate Fund—Class 2
•	Franklin Zero Coupon Fund-2010—Class 2
•	Templeton Foreign Securities Fund—Class 2
•	Templeton Global Asset Allocation Fund—Class 2
•	Templeton Global Income Securities Fund—Class 2
Wells	Fargo Variable Trust
•	Wells Fargo Advantage VT Asset Allocation Fund
•	Wells Fargo Advantage VT Discovery Fund
•	Wells Fargo Advantage VT Opportunity Fund
•	Wells Fargo Advantage VT Total Return Bond Fund

In most states, you may also allocate purchase payments and your policy value to the fixed account. (See “Appendix A” for state variations). We guarantee your fixed account allocation will earn at least 3% interest per year.

Charges and Deductions

We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

We make two types of deductions from your policy value for certain administrative expenses. First, we deduct a flat charge of $35 a year from each policy. We will waive this charge if your policy value on the policy anniversary is at least $75,000. Second, we deduct a daily charge at an effective annual rate of 0.15% of the assets of each variable subaccount.

If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 9% of purchase payments withdrawn that are less than two years old. It decreases over time following receipt of the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments ten or more years old at the time they are withdrawn.

We also do not deduct a withdrawal charge on the free withdrawal amount. In the first policy year, the free withdrawal amount is equal to the larger of:

(a)	10% of all purchase payments received; or

(b)	100% of earnings. Earnings are the amount by which your policy value exceeds the total purchase payments you have made.

After the first policy year, the free withdrawal amount is equal to the larger of:

(a)	10% of the policy value at the time of the withdrawal; or

(b)	100% of earnings.

For each withdrawal in excess of 12 in any one policy year, we deduct a transaction charge of the lesser of $20 or 2% of the amount withdrawn.

You may make up to 12 transfers between subaccounts and/or the fixed account each year without charge. For each transfer in excess of 12 in one policy year, we charge a fee of $25.

We also deduct a daily charge from the variable subaccounts to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 1.25% of the daily net assets of the variable subaccounts.

In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each applicable portfolio.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between the subaccounts and the fixed account. State premium taxes may also be deducted.

Transaction Fees
Charge	Amount Deducted—Maximum Guaranteed Charge
Policyowner Transaction Expenses:
Withdrawal Charges(1) (as a percentage of purchase payment being withdrawn)	Upon withdrawal or surrender, 9% of purchase payments withdrawn that are less than 2 years old
Transaction Charge	The lesser of $20 or 2% of the amount withdrawn upon each withdrawal in excess of 12 per policy year
Transfer Fee	$25 upon each transfer in excess of 12 per policy year
Premium Tax Charge	0%-3.50%

(1) Maximum Withdrawal Charge (% of purchase payment being withdrawn):

Years Since Purchase Payment	<1	1	2	3	4	5	6	7	8	9	10+
Charge:	9%	9%	8.5%	8.5%	8.5%	8%	7%	6%	4%	2%	0%

The charge is lower in some states. See Appendix A.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	Amount Deducted—Maximum Guaranteed Charge
Annual Contract Maintenance Charge(2):	$35 each policy anniversary
Variable Account Annual Expenses (as a percentage of daily net assets):
Mortality and Expense Risk Charge	Daily charge at annual rate of 1.25%
Administrative Charge	Daily charge at annual rate of 0.15%
Total Variable Account Annual Expenses	Daily charge at annual rate of 1.40%

(2) This charge is waived on any policy anniversary on which the policy value equals or exceeds $75,000.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.34%	—	1.23%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2005.

Annual Portfolio Operating Expenses(3)

(expenses that are deducted from portfolio assets, as a percentage of net assets of the portfolio):

Portfolio	Management Fee		12b-1 Fees	Other Expenses		Total Portfolio Annual Expenses(4)

AIM Variable Insurance Funds
• AIM V.I. Capital Appreciation Fund—Series I Shares(5)(6)	0.61%		None	0.29%		0.90%
• AIM V.I. Capital Development Fund—Series I Shares(5)(7)	0.75%		None	0.34%		1.09%
• AIM V.I. Core Equity Fund—Series I Shares(5)(6)(8)	0.60%		None	0.27%		0.87%
• AIM V.I. Government Securities Fund—Series I Shares(9)(10)	0.47%		None	0.41%		0.88%
• AIM V.I. International Growth Fund—Series I Shares(5)	0.73%		None	0.38%		1.11%
• AIM V.I. Technology Fund—Series I Shares(5)	0.75%		None	0.37%		1.12%
• AIM V.I. Utilities Fund—Series I Shares(11)	0.60%		None	0.36%		0.96%

The Alger American Fund
• Alger American Balanced Portfolio—Class O Shares	0.75%		None	0.06%		0.81%
• Alger American Growth Portfolio—Class O Shares	0.75%		None	0.06%		0.81%
• Alger American Income & Growth Portfolio—Class O Shares	0.625%		None	0.125%		0.75%
• Alger American Leveraged AllCap Portfolio—Class O Shares	0.85%		None	0.06%		0.91%
• Alger American MidCap Growth Portfolio—Class O Shares	0.80%		None	0.06%		0.86%
• Alger American Small Capitalization Portfolio—Class O Shares	0.85%		None	0.06%		0.91%
			None
Dreyfus Variable Investment Fund
• Dreyfus VIF-Appreciation Portfolio—Initial Shares	0.75%		None	0.05%		0.80%
• Dreyfus VIF-Money Market Portfolio	0.50%		None	0.09%		0.59%
• Dreyfus VIF-Quality Bond Portfolio—Initial Shares	0.65%		None	0.10%		0.75%

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	0.75%		None	0.06%		0.81%

DWS Scudder
• DWS Dreman High Return Equity VIP—Class A Shares	0.73%		None	0.05%		0.78%
• DWS Dreman Small Cap Value VIP—Class A Shares	0.75%		None	0.04%		0.79%
• DWS Equity 500 Index VIP—Class A Shares(12)	0.20%		None	0.14%		0.34%
• DWS High Income VIP—Class A Shares	0.60%		None	0.10%		0.70%
• DWS Large Cap Value VIP—Class A Shares	0.75%		None	0.05%		0.80%
• DWS Mid Cap Growth VIP—Class A Shares	0.75%		None	0.26%		1.01%
• DWS Small Cap Index VIP—Class A Shares(13)	0.35%		None	0.16%		0.51%

Evergreen Investments
• Evergreen VA Balanced Fund(14)	0.30	%(15)	None	0.20%		0.50%
• Evergreen VA International Equity Fund(14)	0.41	%(15)	None	0.30%		0.71%
• Evergreen VA Special Values Fund(14)	0.78	%(15)	None	0.19%		0.97%

MFS® Variable Insurance TrustSM(16)
• MFS® Emerging Growth Series	0.75%		None	0.13%		0.88%
• MFS® High Income Series(17)	0.75%		None	0.15%		0.90%
• MFS® Investors Trust Series	0.75%		None	0.13%		0.88%
• MFS® Research Series	0.75%		None	0.18%		0.93%
• MFS® Total Return Series	0.75%		None	0.09%		0.84%
• MFS® Value Series(17)	0.75%		None	0.16%		0.91%

Franklin Templeton Variable Insurance Products Trust
• Franklin Large Cap Value Securities Fund—Class 2	0.02	%(18)	0.22%(20)	0.66	%(18)	0.90	%(21)
• Franklin Real Estate Fund—Class 2	0.48	%(19)	0.25%(20)	0.02%		0.75%
• Franklin Zero Coupon Fund-2010—Class 2	0.62	%(19)	0.25%(20)	0.06%		0.93%
• Templeton Foreign Securities Fund—Class 2	0.68%		0.25%	0.19%		1.12%
• Templeton Global Asset Allocation Fund—Class 2	0.61%		0.25%	0.24%		1.10%
• Templeton Global Income Securities Fund—Class 2	0.62	%(19)	0.25%	0.16%		1.03%

Wells Fargo Variable Trust
• Wells Fargo Advantage VT Asset Allocation Fund(22)	0.55%		0.25%	0.24%		1.04%
• Wells Fargo Advantage VT Discovery Fund(22)(23)	0.75%		0.25%	0.23%		1.23%
• Wells Fargo Advantage VT Opportunity Fund(22)(23)	0.72%		0.25%	0.21%		1.18%
• Wells Fargo Advantage VT Total Return Bond Fund(22)	0.45%		0.25%	0.26%		0.96%

(3) These expenses are deducted directly from the assets of the underlying mutual fund portfolios and therefore reduce their net asset value. The investment advisor of each underlying mutual fund supplied the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2005. Current or future expenses may be greater or less than those shown. See the underlying mutual funds’ prospectus for more complete information.

(4)  With respect to certain portfolios, the portfolio’s investment advisor is waiving part or all of its Management Fee and reimbursing part or all of the Other Expenses. Except as otherwise noted, these waivers and reimbursements are voluntary and can be discontinued at anytime. After the waivers or reimbursements, the 2005 expenses of these portfolios would have been as indicated below:

Portfolio	Management Fee (after any waiver)	12b-1 Fees	Other Expenses (after any reimbursement)	Total Portfolio Annual Expenses (after waiver or reimbursement)

AIM V.I. Government Securities Fund—Series I	0.47%	None	0.37%	0.84%
AIM V.I. Utilities Fund—Series I	0.60%	None	0.33%	0.93%
Dreyfus VIF Quality Bond Portfolio	0.50%	None	0.10%	0.60%
DWS Equity Index VIP—Class A Shares	0.14%	None	0.14%	0.28%
DWS Small Cap Index VIP—Class A Shares	0.29%	None	0.16%	0.45%
MFS® Value Series	0.75%	None	0.15%	0.90%
Templeton Foreign Securities Fund—Class 2	0.60%	0.25%	0.17%	1.02%
Templeton Global Asset Allocation Fund—Class 2	0.59%	0.25%	0.26%	1.10%
Wells Fargo Advantage VT Asset Allocation Fund(24)	0.55%	0.25%	0.20%	1.00%
Wells Fargo Advantage VT Discovery Fund(24)	0.75%	0.25%	0.15%	1.15%
Wells Fargo Advantage VT Opportunity Fund(24)	0.72%	0.25%	0.10%	1.07%
Wells Fargo Advantage VT Total Return Bond Fund(24)	0.45%	0.25%	0.20%	0.90%

(5)  The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Portfolio Annual Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Portfolio Annual Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The expense limitation agreement is in effect through April 30, 2007.

(6)  As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund, the Fund’s Total Portfolio Annual Expenses have been restated to reflect such reorganization.

(7)  Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.

(8)  Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Portfolio Annual Expenses (subject to the same exclusions discussed above in Note 13) of Series I shares to 0.91% of average daily net assets. The expense limitation agreement is in effect through April 30, 2007.

(9)  Effective July 1, 2005, the Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Portfolio Annual Expenses (subject to the same exclusions discussed above in Note 13) of Series I shares to 0.73% of average daily net assets. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.

(10)  Other Expenses includes interest expense of 0.11%.

(11)  Effective September 23, 2005, the Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Portfolio Annual Expenses (subject to the same exclusions discussed above in Note 13) of Series I shares to 0.93% of average daily net assets. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.

(12)  The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the portfolio, to the extent necessary, to limit all expenses to 0.28% of the average daily net assets of the portfolio for the one-year period commencing May 1, 2006.

(13) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the portfolio, to the extent necessary, to limit expenses to 0.45% of the average daily net assets of the fund for the one-year period commencing May 1, 2006.

(14)  Expense Ratios exclude expense reductions.

(15)  These fees have been restated to reflect current fees.

(16)  Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series’ expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, “Net Expenses” would be lower.

(17)  MFS has agreed in writing to bear the series’ expenses such that “Other Expenses” (determined without giving effect to the expense offset arrangements described above), do not exceed 0.15%. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series’ investing activities. This written fee arrangement will continue until at least April 30, 2007.

(18)  The manager and administrator have agreed in advance to waive or limit their respective fees and, if necessary, to assume as their own expense certain expenses otherwise payable by the Fund (other than certain expenses, including litigation, indemnification or other extraordinary events) so that total expenses do not exceed 0.90.% for Franklin Large Cap Value Securities Fund (Large Cap Value). The manager has also has agreed to reduce its fees to reflect reduced services resulting from a Fund’s investment in the Sweep Money Fund. Before these fee waivers and reductions, the management fees and total operating expenses for the period ended December 31, 2005, would have been 0.74% and 1.87%, respectively for Large Cap Value. After April 30, 2007, the manager and administrator may discontinue the fee waiver. The manager, however, is required by the Board and an SEC exemptive order to reduce its fees with respect to assets invested by a Fund in the Sweep Money Fund.

(19)  The Fund administration fee is paid indirectly through the management fee.

(20)  While the maximum amount payable under the Fund’s class rule 12b-1 plan is 0.35% per year of the Fund’s class average annual net assets, the Board has set the current rate at 0.25% per year.

(21)  Operating expenses are annualized.

(22)  The Fund’s investment advisor has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the VT Asset Allocation Fund is as follows: 0.55% for assets under $500 million; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion. The breakpoint schedule for the VT Discovery and VT Opportunity Funds is as follows: 0.75% for assets under $500 million; 0.70% for the next $500 million in assets; 0.65% for the next $2 billion in assets; 0.625% for the next $2 billion in assets; and 0.60% for assets over $5 billion. The breakpoint schedule for the VT Total Return Bond Fund is as follows: 0.45% for assets under $500 million; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.

(23)  Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the VT Opportunity and VT Discovery Funds are based on estimates for the current fiscal year.

(24)  The advisor has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown.

Examples.

The purpose of these tables is to assist you in understanding the various costs and expenses that you will bear, directly and indirectly. These tables reflect the expenses of the variable account and the underlying mutual fund portfolios. These examples reflect the $35 annual policy maintenance charge as a charge of 0.09% of assets in the variable subaccounts. These examples do not reflect any premium tax charges.

If you surrender your policy at the end of the applicable time period, you would pay the following expenses on a $10,000 investment, assuming 5% annual return on assets:

Portfolio	1 Year	3 Years	5 Years	10 Years

AIM Variable Insurance Fund
• AIM V.I. Capital Appreciation Fund—Series I Shares	$1,130	$1,577	$2,050	$2,682
• AIM V.I. Capital Development Fund—Series I Shares	$1,149	$1,634	$2,145	$2,871
• AIM V.I. Core Equity Fund—Series I Shares	$1,127	$1,568	$2,035	$2,652
• AIM V.I. Government Securities Fund—Series I Shares	$1,128	$1,571	$2,040	$2,662
• AIM V.I. International Growth Fund—Series I Shares	$1,151	$1,640	$2,155	$2,890
• AIM V.I. Technology Fund—Series I Shares	$1,152	$1,643	$2,160	$2,900
• AIM V.I. Utilities Fund—Series I Shares	$1,136	$1,595	$2,080	$2,742
The Alger American Fund
• Alger American Balanced Portfolio—Class O Shares	$1,121	$1,550	$2,005	$2,591
• Alger American Growth Portfolio—Class O Shares	$1,121	$1,550	$2,005	$2,591
• Alger American Income & Growth Portfolio—Class O Shares	$1,115	$1,532	$1,975	$2,530
• Alger American Leveraged All Cap Portfolio—Class O Shares	$1,131	$1,580	$2,055	$2,692
• Alger American Midcap Growth Portfolio—Class O Shares	$1,126	$1,565	$2,030	$2,642
• Alger American Small Capitalization Portfolio—Class O Shares	$1,131	$1,580	$2,055	$2,692
Dreyfus Variable Investment Fund
• Dreyfus VIF-Appreciation Portfolio-Initial Shares	$1,120	$1,547	$2,000	$2,581
• Dreyfus VIF-Money Market Portfolio	$1,099	$1,483	$1,894	$2,367
• Dreyfus VIF-Quality Bond Portfolio-Initial Shares	$1,115	$1,532	$1,975	$2,530
The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	$1,121	$1,550	$2,005	$2,591
DWS Scudder
• DWS Dreman High Return Equity VIP	$1,118	$1,541	$1,990	$2,561
• DWS Dreman Small Cap Value VIP	$1,119	$1,544	$1,995	$2,571
• DWS Equity 500 Index VIP	$1,074	$1,408	$1,766	$2,105
• DWS High Income VIP	$1,110	$1,517	$1,949	$2,480
• DWS Large Cap Value VIP	$1,120	$1,547	$2,000	$2,581
• DWS Mid Cap Growth VIP	$1,141	$1,610	$2,105	$2,792
• DWS Small Cap Index VIP	$1,091	$1,459	$1,853	$2,284
Evergreen Investments
• Evergreen VA Balanced Fund	$1,090	$1,456	$1,848	$2,273
• Evergreen VA International Equity Fund	$1,111	$1,520	$1,954	$2,490
• Evergreen VA Special Values Fund	$1,137	$1,598	$2,085	$2,752
MFS® Variable Insurance TrustSM
• MFS Emerging Growth Series	$1,128	$1,571	$2,040	$2,662
• MFS High Income Series	$1,130	$1,577	$2,050	$2,682
• MFS Investors Trust Series	$1,128	$1,571	$2,040	$2,662
• MFS Research Series	$1,133	$1,586	$2,065	$2,712
• MFS Total Return Series	$1,124	$1,559	$2,020	$2,622
• MFS Value Series	$1,131	$1,580	$2,055	$2,692
Franklin Templeton Variable Insurance Products Trust
• Franklin Large Cap Values Securities Fund—Class 2	$1,130	$1,577	$2,050	$2,682
• Franklin Real Estate Fund—Class 2	$1,114	$1,529	$1,969	$2,520
• Franklin Zero Coupon Fund—Class 2	$1,134	$1,589	$2,070	$2,722
• Templeton Foreign Securities Fund—Class 2	$1,147	$1,628	$2,135	$2,851
• Templeton Global Asset Allocation Fund—Class 2	$1,151	$1,640	$2,155	$2,890
• Templeton Global Income Securities Fund—Class 2	$1,139	$1,604	$2,095	$2,772
Wells Fargo Variable Trust
• Wells Fargo Advantage VT Asset Allocation Fund	$1,144	$1,619	$2,120	$2,821
• Wells Fargo Advantage VT Discovery Fund	$1,163	$1,676	$2,214	$3,008
• Wells Fargo Advantage VT Opportunity Fund	$1,158	$1,661	$2,190	$2,959
• Wells Fargo Advantage VT Total Return Bond Fund	$1,136	$1,595	$2,080	$2,742

These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

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If you do not surrender or if you annuitize your contract, you would pay the following expenses on a $10,000 investment, assuming 5% annual return on assets:

Portfolio	1 Year	3 Years	5 Years	10 Years

AIM Variable Insurance Funds
• AIM V.I. Capital Appreciation Fund—Series I Shares	$230	$727	$1,250	$2,682
• AIM V.I. Capital Development Fund—Series I Shares	$249	$784	$1,345	$2,871
• AIM V.I. Core Equity Fund—Series I Shares	$227	$718	$1,235	$2,652
• AIM V.I. Government Securities Fund—Series I Shares	$228	$721	$1,240	$2,662
• AIM V.I. International Growth Fund—Series I Shares	$251	$790	$1,355	$2,890
• AIM V.I. Technology Fund—Series I Shares	$252	$793	$1,360	$2,900
• AIM V.I. Utilities Fund—Series I Shares	$236	$745	$1,280	$2,742
The Alger American Fund
• Alger American Balanced Portfolio—Class O Shares	$221	$700	$1,205	$2,591
• Alger American Growth Portfolio—Class O Shares	$221	$700	$1,205	$2,591
• Alger American Income & Growth Portfolio—Class O Shares	$215	$682	$1,175	$2,530
• Alger American Leveraged All Cap Portfolio—Class O Shares	$231	$730	$1,255	$2,692
• Alger American Midcap Growth Portfolio—Class O Shares	$226	$715	$1,230	$2,642
• Alger American Small Capitalization Portfolio—Class O Shares	$231	$730	$1,255	$2,692
Dreyfus Variable Investment Fund
• Dreyfus VIF-Appreciation Portfolio-Initial Shares	$220	$697	$1,200	$2,581
• Dreyfus VIF-Money Market Portfolio	$199	$633	$1,094	$2,367
• Dreyfus VIF-Quality Bond Portfolio-Initial Shares	$215	$682	$1,175	$2,530
• The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	$221	$700	$1,205	$2,591
DWS Scudder
• DWS Dreman High Return Equity VIP	$218	$691	$1,190	$2,561
• DWS Dreman Small Cap Value VIP	$219	$694	$1,195	$2,571
• DWS Equity 500 Index VIP	$174	$558	$966	$2,105
• DWS High Income VIP	$210	$667	$1,149	$2,480
• DWS Large Cap Value VIP	$220	$697	$1,200	$2,581
• DWS Mid Cap Growth VIP	$241	$760	$1,305	$2,792
• DWS Small Cap Index VIP	$191	$609	$1,053	$2,284
Evergreen Investments
• Evergreen VA Balanced Fund	$190	$606	$1,048	$2,273
• Evergreen VA International Equity Fund	$211	$670	$1,154	$2,490
• Evergreen VA Special Values Fund	$237	$748	$1,285	$2,752
MFS® Variable Insurance TrustSM
• MFS Emerging Growth Series	$228	$721	$1,240	$2,662
• MFS High Income Series	$230	$727	$1,250	$2,682
• MFS Investors Trust Series	$228	$721	$1,240	$2,662
• MFS Research Series	$233	$736	$1,265	$2,712
• MFS Total Return Series	$224	$709	$1,220	$2,622
• MFS Value Series	$231	$730	$1,255	$2,692
Franklin Templeton Variable Insurance Products Trust
• Franklin Large Cap Values Securities Fund—Class 2	$230	$727	$1,250	$2,682
• Franklin Real Estate Fund—Class 2	$214	$679	$1,169	$2,520
• Franklin Zero Coupon Fund—Class 2	$234	$739	$1,270	$2,722
• Templeton Foreign Securities Fund—Class 2	$247	$778	$1,335	$2,851
• Templeton Global Asset Allocation Fund—Class 2	$251	$790	$1,355	$2,890
• Templeton Global Income Securities Fund—Class 2	$239	$754	$1,295	$2,772
Wells Fargo Variable Trust
• Wells Fargo Advantage VT Asset Allocation Fund	$244	$769	$1,320	$2,821
• Wells Fargo Advantage VT Discovery Fund	$263	$826	$1,414	$3,008
• Wells Fargo Advantage VT Opportunity Fund	$258	$811	$1,390	$2,959
• Wells Fargo Advantage VT Total Return Bond Fund	$236	$745	$1,280	$2,742

These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your annuity benefit date, taxable earnings (if any) are considered to be paid out first, followed by your investment in the policy. After the annuity benefit date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

You are generally required to pay taxes on all amounts withdrawn from a qualified policy because in most cases purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Withdrawals

You may surrender the policy before the annuity benefit date for the surrender value, which is the policy value less any withdrawal charge, the annual contract maintenance charge, and any premium tax charge.

You may make a withdrawal of cash from your surrender value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000. If the policy value remaining is less than $2,000, we will treat the request for withdrawal as a request for complete surrender of the policy.

Surrenders and withdrawals may be taxable, and if taken before age 59 1/2 then a 10% tax penalty may apply. Surrenders and withdrawals from a qualified policy may be severely restricted or prohibited.

You cannot surrender the policy or make a withdrawal after the annuity benefit date.

Death Benefit

The policy provides a death benefit if any policy owner dies before the annuity benefit date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

The death benefit is the greatest of:

(a)	the total purchase payments you have invested in the policy (reduced for any withdrawals you have made and withdrawal charges); or

(b)	your policy value at the time the death benefit is paid; or

(c)	the highest of your policy value on the fifth anniversary date, and every fifth anniversary thereafter prior to the policy owner’s or any joint owner’s 80th birthday (or the annuitant’s 80th birthday if the policy owner is not a natural person), plus any purchase payments made since then, reduced for any withdrawals you have made, and withdrawal charges you have incurred since then.

Other Information

Free Look:    You may cancel the policy by returning it either to our home office or to the registered agent who sold it within 10 days after you receive it. When we receive the returned policy, we will cancel it and generally refund your policy value plus any contract fees and other charges paid. In some states we will refund the full amount of your purchase payments instead. (The “free look” period may be longer in some states.)

Automatic Partial Withdrawals:    You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than 12 withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

Waiver of Withdrawal Charges Rider:    If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if you (1) become confined in a qualified nursing home, qualified hospital, or qualified hospice care program; (2) become totally disabled; or (3) are diagnosed with a terminal illness. (See “Appendix A” for state variations.)

Transfers:    Before the annuity benefit date, you (or your registered representative if written authorization is on file) may transfer all or part of your policy value among the 44 funding choices. However, you may transfer out of the fixed account only once a policy year (except dollar cost averaging, automatic asset rebalancing or interest sweep transfers). Other restrictions may apply, especially to fixed account transfers.

After the annuity benefit date, the annuitant may reallocate the annuity interest among the variable subaccounts or from the variable subaccounts to the fixed account once each policy year. However, after the annuity benefit date, transfers from the fixed account to the variable subaccounts are not permitted.

Dollar Cost Averaging:    Before the annuity benefit date, you may have automatic transfers of a pre-determined amount made from the fixed account or the money market variable subaccount to any of the other variable subaccounts. Certain minimums and other restrictions apply.

Automatic Asset Rebalancing:    Before the annuity benefit date, this option allows you to have automatic transfers occur at selected intervals to rebalance your policy value according to your current premium allocation instructions. Certain minimums and other restrictions apply.

Interest Sweep:    This option allows you to transfer interest earned on the fixed account to any combination of the forty-three variable subaccounts. Certain minimums and other restrictions apply.

Tax-Free “Section 1035” Exchanges:    You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this annuity, other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Financial Information:    Condensed financial information for the variable subaccounts begins at page 45 of this prospectus. Our financial statements and those for the variable account are in the Statement of Additional Information.

State Variations:    Certain provisions of the policy may be different from the general description in this prospectus. See “Appendix A” for a description of some of these variations.

Inquiries

If you have questions about your policy or need to make changes, contact your registered representative who sold you the policy, or contact us at our home office:

United Investors Life Insurance Company

Variable Products Division

2001 Third Avenue South (35233)

P.O. Box 12101

Birmingham, Alabama 35202-2101

Telephone: 1-800-999-0317

NOTE:    Because this is a summary, it does not contain all the information that may be important to you. You should carefully read this entire prospectus and the prospectuses of the portfolios which accompany this prospectus before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See “Federal Tax Matters.”)

Titanium Annuity Variable Account

The variable subaccounts are divisions of the Titanium Annuity Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on September 15, 1999. The Variable Account will receive and invest the premiums allocated to the variable subaccounts. Our Variable Account is currently divided into 43 subaccounts. Each subaccount invests exclusively in shares of a single mutual fund portfolio. Income, gains and losses, whether or not realized, arising from the assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable subaccounts under the policy attributable to the cash values of the policies are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Portfolios

Each subaccount of the Variable Account invests exclusively in shares of a particular mutual fund portfolio. The assets of each portfolio are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

In selecting the mutual fund portfolios offered though the policy, we may consider various factors, such as asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that we may consider during the selection process is whether the portfolio or one of its service providers (e.g., the investment advisor) will compensate us for providing administrative, marketing, and support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read those prospectuses carefully and keep them for future reference.

The following 43 mutual fund portfolios are currently offered to policy owners through the subaccounts of the Variable Account.

Portfolio	Investment Objective(s) and Certain Policies
AIM V.I. Capital Appreciation Fund— Series I Shares	Seeks to provide growth of capital. Invests principally in common stock of companies believed to be likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. Capital Development Fund—Series I Shares	Seeks long-term growth of capital by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. Core Equity Fund— Series I Shares	Seeks to provide growth of capital. Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that have potential for above-average growth in earnings.

AIM V.I. Government Securities Fund— Series I Shares	The fund seeks to achieve a high level of current income consistent with a reasonable concern for safety of principal. Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

AIM V.I. International Growth Fund— Series I Shares	Seeks to provide long-term growth of capital. Invests in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The Fund focuses its investments in marketable equity securities of foreign companies, listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market.

AIM V.I. Technology Fund—Series I Shares	Seeks capital growth. The fund normally invests 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund’s assets is not required to be invested in the sector.

AIM V.I. Utilities Fund—Series I Shares	Seeks capital growth and current income. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless. At any given time, 20% of the Fund’s assets is not required to be invested in the sector.

Portfolio	Investment Objective(s) and Certain Policies
Alger American Balanced Portfolio— Class O Shares	Seeks current income and long-term capital appreciation. The Portfolio focuses on stocks of companies with growth potential and on fixed income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds that are rated within the four highest rating categories by an established rating agency or, if not rated, are determined by the Manager to be of comparable quality. Under normal circumstances, at least 25% of the Portfolio’s net assets are invested in fixed-income senior securities.

Alger American Growth Portfolio— Class O Shares	Seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.

Alger American Income & Growth Portfolio— Class O Shares	Primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Alger American Leveraged AllCap Portfolio— Class O Shares	Seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size that demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

Alger American MidCap Growth Portfolio— Class O Shares	Seeks long-term capital appreciation. It focuses on mid-sized companies with promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell Mid-Cap Growth Index or the S&P MidCap 400 Index, updated quarterly.

Alger American Small Capitalization Portfolio—Class O Shares	Seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market capitalization with the range of the companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly.

Dreyfus VIF- Appreciation Portfolio—Initial Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus VIF-Money Market Portfolio*	Seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market, the portfolio is subject to maturity, quality and diversification requirements designed to help maintain a stable share price of $1.00. The portfolio invests in a diversified portfolio of high-quality, short-term debt securities. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

Dreyfus VIF-Quality Bond Portfolio—Initial Shares	Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations, and asset-backed securities that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation-protection securities.

*	During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges.

Portfolio	Investment Objective(s) and Certain Policies
Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	Seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that, in the opinion of fund’s management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DWS Dreman High Return Equity VIP	The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued.

DWS Dreman Small Cap Value VIP	The portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

DWS Equity 500 Index VIP	The portfolio seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies. Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.

DWS High Income VIP	The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in U.S. dollars or foreign currencies from foreign issuers.

DWS Large Cap Value VIP	The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

DWS Mid Cap Growth VIP	The portfolio seeks long-term capital growth. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies.

DWS Small Cap Index VIP	The portfolio seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. Under normal circumstances, the portfolio will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.

Evergreen VA Balanced Fund	Seeks capital growth and current income. The fund invests in a combination of equity and debt securities. Equity securities are generally selected based on potential for capital growth. Under normal circumstances, the fund invests at least 25% of its assets in debt securities and the remainder in equity securities.

Evergreen VA International Equity Fund	Seeks long-term capital growth and secondarily, modest income. The Fund will normally invest 80% of its assets in equity securities issued by established and, in the portfolio manager’s opinion, quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations and may also invest in emerging markets.

Portfolio	Investment Objective(s) and Certain Policies
Evergreen VA Special Values Fund	Seeks capital growth in the value of its shares. The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Index, measured at the time of purchase). The fund seeks to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio manager considers their intrinsic value. The fund’s portfolio manager looks specifically for various growth triggers, or catalysts, that will bring the stock’s price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.

MFS® Emerging Growth Series	Seeks to provide long-term growth of capital. The series normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS® High Income Series	Seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

MFS® Investors Trust Series	Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The series normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series generally focuses on companies with larger market capitalizations that are believed to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The adviser considers the portfolio’s overall prospects for appreciation as well as income in managing the fund.

MFS® Research Series	Seeks to provide long-term growth of capital and future income. The series normally invests at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.

MFS® Total Return Series	Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income. The series is a “balanced fund” and invests in a combination of equity and fixed income securities.

MFS® Value Series	Seeks capital appreciation and reasonable income by investing, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long-term potential. While the series may invest in companies of any size, it generally focuses on undervalued companies with large market capitalizations. The series may invest in foreign securities through which it may have exposure to foreign currencies.

Franklin Large Cap Value Securities Fund—Class 2	Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities, focusing on those the manager believes to be undervalued. For this Fund large capitalization companies are those that are similar in size to those in the Russell 1000 Index at the time of purchase.

Franklin Real Estate Fund— Class 2	Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

Franklin Zero Coupon Fund—2010— Class 2	Seeks as high an investment return as is consistent with capital preservation. The Fund normally invests at least 80% of its net assets in zero coupon debt securities, and normally invests primarily to predominantly in U.S. Treasury issued stripped securities and stripped securities issued by the U.S. government, or its agencies and authorities.

Templeton Foreign Securities Fund—Class 2	Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Portfolio	Investment Objective(s) and Certain Policies
Templeton Global Asset Allocation Fund—Class 2	Seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund normally invests substantially to primarily in equity securities.

Templeton Global Income Securities Fund— Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Wells Fargo Advantage VT Asset Allocation Fund	Seeks long-term total return, consistent with reasonable risk. It invests primarily in equity and fixed-income securities with an emphasis on equity securities. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Bond Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

Wells Fargo Advantage VT Discovery Fund	The Discovery Fund seeks long-term capital appreciation by investing in securities of small- and medium-capitalization companies that we believe offer attractive opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index at the time of purchase. The range of the Russell Midcap® Index was $631 million to $33.8 billion, as of December 31, 2004, and is expected to change frequently. We select securities through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Wells Fargo Advantage VT Opportunity Fund	The Opportunity Fund seeks long-term capital appreciation by investing in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, with its “private-market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private-market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Wells Fargo Advantage VT Total Return Bond Fund	Seeks total return consisting of income and capital appreciation by investing in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities, and money-market instruments. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities.

We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the portfolios which accompany this prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor or manager and the same investment objectives and policies, and a very similar name.

We may receive payments or revenues from some or all of the mutual fund portfolios or their investment advisors (or their affiliates) in connection with administration, distribution, or other services provided with respect to the portfolios and their availability through the policies. The amount we receive, if any, may be different for different portfolios, may depend on how much of our policy value is invested in the applicable portfolios and may be substantial. Currently, these payments or revenues range from 0.15% to 0.25% of our investment in the portfolios.

The fund portfolios offered through the contract are selected by Us based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will compensate Us for providing administrative, marketing, and support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. (See “Distribution of the Policies” on page 38).

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making your investment selections, We encourage you to thoroughly investigate all of the information regarding the fund portfolios that is available to You, including each Fund’s prospectus, statement of additional informational information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations related to a fund or portfolio. You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio or portfolios and We do not provide investment advice.

Fund Management

AIM Variable Insurance Funds.    A I M Advisors, Inc. (“AIM”) has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios encompassing a broad range of investment objectives.

Alger American Fund.    Fred Alger Management, Inc. serves as the investment manager for The Alger American Fund. Since 1964, Fred Alger Management, Inc. has specialized in growth equity investment management, emphasizing intensive proprietary research and individual security selection.

Dreyfus Variable Investment Fund.    The Dreyfus Corporation is the investment advisor of Dreyfus Variable Investment Fund and provides investment advisory services to the portfolios. Fayez Sarofim & Co. is the sub-investment advisor of the Appreciation Portfolio, for which it provides investment advisory assistance and day-to-day management.

The Dreyfus Socially Responsible Growth Fund, Inc.    The Dreyfus Corporation is the investment advisor to this fund.

Evergreen Investments.    Evergreen Investment Management Company, LLC (EIMC) and its affiliates are the advisors to the Evergreen funds. Since 1932, EIMC has been managing mutual funds and private accounts and has managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005.

MFS® Variable Insurance TrustSM    MFS® Investment Management is the investment advisor of MFS® Variable Insurance TrustSM and provides investment advisory services to its portfolios.

DWS Scudder.    Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Deutsche Investment Management Americas Inc. (“DeIM”) (each an “Advisor” and together the “Advisors”), which are part of Deutsche Asset Management, are each investment advisors for specific portfolios within the DWS Funds. DeAM, Inc. is the investment advisor for each DWS Investments VIT Funds portfolio. DeIM is the investment advisor for each DWS Variable Series II portfolio. DeAM, Inc. and DeIM provide a full range of investment advisory services to institutional and retail clients. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DeAM, Inc. and DeIM are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Franklin Templeton Variable Insurance Products Trust.    Franklin Advisory Services, LLC is the investment advisor of Franklin Large Cap Value Securities Fund. Templeton Investment Counsel, LLC is the investment advisor of Templeton Foreign Securities Fund and Templeton Global Asset Allocation Fund. Franklin Advisors, Inc. is the investment advisor of Franklin Real Estate Fund, Franklin Zero Coupon Fund-2010 and Templeton Global Income Securities Fund.

Wells Fargo Variable Trust Funds.    Wells Fargo Funds Management, LLC serves as the investment adviser for each of the Variable Trust Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day management of the Funds. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Funds and in this capacity is responsible for the day-to-day investment management activities of the Funds.

Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 3% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 3% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 3% per year. The fixed account is not available in all states. (See “Appendix A.”)

As the policy owner, you determine the allocation of policy value to the fixed account. Before the annuity benefit date, you may transfer all or part of the values held in the fixed account to one or more of the variable subaccounts once per policy year. This restriction will not apply to automatic transfers from the fixed account in the dollar cost averaging, interest sweep, or automatic asset rebalancing options. After the annuity benefit date, transfers out of the fixed account are not allowed. After the annuity benefit date, values in the variable subaccounts may be transferred to the fixed account only once per policy year. (See “Transfers.”)

The Policy

The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Some of these variations are noted in “Appendix A” to this prospectus. See your registered representative or contact our home office for additional information that may be applicable to your state.

Issuance of a Policy

If you wish to purchase a policy, you must complete an application and send it to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment. If the application can be accepted in the form received, the initial net purchase payment will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial net purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. (The net purchase payment is your purchase payment less any charge for premium taxes).

There may be delays in our receipt of applications that are outside of our control because of the failure of the registered representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable subaccounts and the fixed account.

Both you (the policy owner) and the annuitant (if different) must be 90 years old or less when you purchase a policy.

The policy will only become effective when we accept your application.

You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require Us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See “Delay or Suspension of Payments” on page 32.

Replacement of Existing Annuity.    It may not be in your best interest to surrender, or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

Purchase Payments

The initial purchase payment for non-qualified policies must be at least $2,000. For qualified policies, the initial purchase payment must be at least $1,200. As an exception, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year. Additional purchase payments may be in amounts of $100 or more. For qualified policies, additional purchase payments may be made in amounts of $50 or less.

If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

No additional purchase payments may be made after the annuity benefit date, or on or after the policy anniversary following the owner’s or any joint owner’s 90th birthday (or the annuitant’s 90th birthday if the owner is not a natural person).

Allocation of Purchase Payments

You determine in the application how the initial net purchase payment will be allocated among the variable subaccounts and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

On your policy’s effective date, the initial net purchase payment will be allocated among the variable subaccounts and the fixed account according to your allocation instructions.

If we receive an additional purchase payment, we will allocate the net purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide. You can change the allocation percentages at any time by sending satisfactory written instructions to our home office, or you or your registered representative may make telephone requests (if we have your written authorization for telephone requests on file).

Your policy value will vary with the investment performance of the variable subaccounts you select. You bear the entire risk for amounts allocated to the variable subaccounts. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Policy Value

Your policy value prior to the annuity benefit date is equal to:

(a)	your variable account value; plus

(b)	your fixed account value.

Variable Account Value.    Your variable account value is not guaranteed. It equals the sum of the values of the variable subaccounts under the policy. The variable account value will reflect both the positive and negative investment performance of the variable subaccounts chosen by you in the policy application. The value of each variable subaccount is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or United Investors’ home office is closed.

On your policy’s effective date, your variable account value is equal to the portion of the initial net purchase payment allocated to the variable subaccounts. On any business day thereafter, the value of each variable subaccount under your policy equals:

(a)	the value of the subaccount at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the preceding business day multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the amount of any net purchase payments allocated to the subaccount by the close of regular trading on the New York Stock Exchange on the current business day; plus

(c)	the amount of any transfers from other subaccounts or from the fixed account to the subaccount by the close of regular trading on the New York Stock Exchange on the current business day; minus

(d)	the amount of any withdrawals (including any withdrawal charge or transaction charge) from the subaccount by the close of regular trading on the New York Stock Exchange on the current business day; minus

(e)	the amount of any transfers (including any transfer charge) to other subaccounts or to the fixed account from the subaccount by the close of regular trading on the New York Stock Exchange on the current business day; minus

(f)	the portion of the annual contract maintenance charge allocated to the subaccount during current business day; minus

(g)	the portion of any deduction for premium taxes allocated to the subaccount during the current business day.

Deductions (f) and (g) will be made from each subaccount in the same proportion that the value of the subaccount bears to your entire policy value. Purchase payments, transfers, and withdrawals are processed at the values next calculated after receipt of the request in good order.

Fixed Account Value.    At the end of any business day, your fixed account value is equal to:

(a)	the fixed account value at the end of the previous business day; plus

(b)	the sum of all net purchase payments allocated to the fixed account by the close of regular trading on the New York Stock Exchange on the current business day; plus

(c)	any amounts transferred into the fixed account by the close of regular trading on the New York Stock Exchange on the current business day; plus

(d)	total interest credited during the current business day; less

(e)	any amounts transferred out of the fixed account (including any transfer charge) by the close of regular trading on the New York Stock Exchange on the current business day; less

(f)	the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account during the current business day; less

(g)	the portion of the annual contract maintenance charge and premium taxes allocated to the fixed account during the current business day.

The annual contract maintenance charge will only be deducted from the fixed account to the extent that interest has been credited in excess of the guaranteed interest rate of 3% during the preceding policy year.

Surrender and Withdrawals

Withdrawals.    You may make a withdrawal from your surrender value prior to the annuity benefit date. You must send a written request to our home office in a form acceptable to us. Withdrawal requests must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. A withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a withdrawal. If your policy value would be less than $2,000, we will treat the request for a withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 3% per year.

The surrender value is the policy value less any withdrawal charge, annual contract maintenance charge, and premium tax deduction.

You can specify that the withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

You may request up to 12 withdrawals per policy year without a transaction charge. If you request more than these 12 withdrawals, there will be a $20 transaction charge (or 2% of the amount withdrawn, if less) for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 9% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See “Withdrawal Charge” and “Transaction Charge.”) Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the annuity benefit date.

Withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See “Federal Tax Matters.”)

Automatic Partial Withdrawals.    You may also establish automatic partial withdrawals by submitting a one-time written request. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the annuity benefit date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply. Withdrawals will continue until your policy value is exhausted, unless you stop them earlier by submitting a written request.

Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See “Federal Tax Matters.”)

Surrender.    You may surrender your policy for its surrender value as calculated at the end of the business day when we receive your request in writing, in good order, at our home office. (The withdrawal charge, described in “Charges and Deductions,” is only applicable if a surrender occurs in the first ten years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request received in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive (at our home office) your written request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See “Federal Tax Matters.”) No surrender may be made after the annuity benefit date. Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order.

Restrictions Under the Texas ORP.    The Texas Educational Code does not permit participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)	termination of employment in the Texas public institutions of higher education;

(b)	retirement; or

(c)	death.

Accordingly, a participant in the ORP (or the participant’s estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

Restrictions Under Other Qualified Policies.    Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued.

Transfers

Transfers of Policy Value.    You may transfer all or part of your variable account value out of a variable subaccount (to one or more of the other variable subaccounts or to the fixed account) at any time before the annuity benefit date.

Each transfer must be for at least $100, and the value remaining in the subaccount or fixed account after the transfer must be at least $100 (if it would be less, we will transfer the entire amount out of that subaccount or fixed account).

You may make 12 transfers in a policy year free of charge. For each transfer in excess of 12 in a single policy year we deduct a $25 transfer fee from your policy value. Transferring from one variable subaccount into two or more other variable subaccounts counts as one transfer request. However, transferring from two variable subaccounts into one variable subaccount counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, we reserve the right to prohibit transfers into the fixed account for six months from the transfer date.

You may transfer all or a part of your fixed account value to one or more of the variable subaccounts once per policy year before the annuity benefit date. In addition, each policy year we reserve the right to limit any amount transferred from the fixed account to a variable subaccount to the greater of:

(a)	25% of the prior policy anniversary’s fixed account value; or

(b)	the amount of the prior policy year’s transfer.

These restrictions on transfers out of the fixed account do not apply to transfers for dollar cost averaging, automatic asset rebalancing, or automatic interest sweeps. (See “Dollar Cost Averaging,” “Automatic Asset Rebalancing,” and “Interest Sweep.”) In addition, transfers under these programs do not count against the twelve free transfers per year. Transfer requests from the variable subaccounts or the fixed account do not change or cancel instructions for automatic asset rebalancing. Once elected, automatic rebalancing remains in effect from the date we receive your request until you expressly cancel your participation in the program by written request or by telephone.

Transfers of Annuity Units.    After the annuity benefit date, the annuitant may transfer annuity units among the variable subaccounts or from the variable subaccounts to the fixed account, once per policy year. These transfers will be made as of the date the next annuity payment is made. Transfers from the fixed account to the variable subaccounts are not allowed after the annuity benefit date.

Transfer Procedures.    Transfers may be made by satisfactory written requests, or you or your registered representative may call us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request at our home office if it is received by 4:00 p.m. Eastern Time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See the Statement of Additional Information for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Notice for Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Effects of Frequent Transfers.    Frequent, large, programmed, or short-term transfers among the variable subaccounts or between the variable subaccounts and the fixed account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable subaccount if transfers into the variable subaccount are made at unit values that are below the true value or transfers out of the variable subaccount are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Transfer Limitations.    Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost annuity policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular sub-accounts by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging or rebalancing when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

We have not detected any market timing or other harmful transfer activity in our subaccounts. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•	imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

You should be aware that, in accordance with new rules adopted by the Securities and Exchange Commission, we expect to be contractually obligated by the underlying funds to prohibit transfers by owners who are identified by an underlying fund as engaging in market timing activity, and to provide individual policy owner transaction data to the underlying funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar Cost Averaging

The dollar-cost averaging program permits you to systematically transfer an amount from the fixed account (where available) or the money market variable subaccount to any of the other variable subaccounts on a periodic basis prior to the annuity benefit date. The amount transferred may be (1) a specified dollar amount from each account, (2) a percentage of the value in each account, or (3) an amount determined from a beginning date to an ending date you select, by reducing the value in each account to zero over the specified period. Dollar cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually or annually. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

The minimum automatic transfer of a specified dollar amount is $100. If the transfer is to be made into more than one variable subaccount, a minimum of $25 must be transferred into each variable subaccount selected.

The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar cost averaging program at any time by sending a written request to our home office. Once elected, dollar cost averaging remains in effect from the date we receive your request until the value of the fixed account or money market variable subaccount you are transferring from is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers per year. We reserve the right to modify or discontinue offering the dollar cost averaging program at any time and for any reason.

Automatic Asset Rebalancing

Before the annuity benefit date, this option allows you to set up transfers to occur at selected intervals that will match your policy value allocation between investment options to your pre-selected premium allocation percentages. After the transfers, the ratio of the value in each investment option to the value for all the investment options included in automatic rebalancing will equal the percentages chosen by you for each investment option. You may change your allocation percentages for automatic rebalancing at any time. Automatic rebalancing may occur on the same day of the month, either quarterly, semi-annually or annually. If you select the dollar cost averaging or interest sweep program, you may not participate in the automatic asset rebalancing program.

Automatic asset rebalancing provides you with a method for maintaining a consistent approach to investing your policy value over time, and simplifies asset allocation among those investments that you and your registered representative have determined represent the appropriate mix at any particular time. You should consider, however, that transfers will be made from investments which have outperformed other investment options since the last reallocation of your policy value to less successful investment options. Automatic rebalancing does not assure a higher or lower investment return over short or long term horizons.

You may elect to participate in the automatic rebalancing program at any time by sending a written request to our home office. Once elected, automatic rebalancing remains in effect from the date we receive your request until you expressly cancel your participation in the program by written request or by telephone. Transfer requests from the variable subaccounts or the fixed account do not change or cancel instructions for automatic asset rebalancing. Only an express written request will terminate your participation in the program. There is no additional charge for automatic rebalancing. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers per year. We reserve the right to modify or discontinue offering automatic rebalancing at any time and for any reason.

Interest Sweep

Before the annuity benefit date, you may request that interest earned on amounts allocated to the fixed account (where available) be transferred to any combination of variable subaccounts. You specify the subaccounts, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each month to make the transfers (1st—28th). We will make all interest sweep transfers on the day you specify or on the next business day (if the day you have specified is not a business day).

You may elect to participate in the interest sweep program at any time by sending a written request to our home office. Once elected, interest sweep remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. There is no additional charge for interest sweep. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers per year discussed in “Transfers” above, nor is it included in determining the limitation on amounts transferred from the fixed account.

Death Benefit

The policy pays a death benefit to the beneficiary (or beneficiaries) named in the policy if the owner (or any joint owner) dies before the annuity benefit date while the policy is in force. The death benefit is the greatest of:

(a)	the policy value;

(b)	the total purchase payments made, adjusted for any amounts withdrawn and any withdrawal charges; or

(c)	the highest of the policy values on the fifth anniversary, and every fifth anniversary thereafter prior to the policy anniversary following the owner’s or any joint owner’s 80th birthday (or the annuitant’s 80th birthday if the policy owner is not a natural person), plus any purchase payments made since then, adjusted for any withdrawals you have made since then, and withdrawal charges you have incurred since then.

Adjustments for amounts withdrawn and withdrawal charges will reduce the death benefit under (b) and (c) above in the same proportion that they reduced the policy value on the date of the withdrawal. This could be more than the dollar amount withdrawn. The death benefit under (c) above will not increase on or after the policy anniversary following the owner’s, or any joint owner’s, 80th birthday (or the annuitant’s 80th birthday if the owner is not a natural person).

Upon receiving due proof of death and any other documents, forms and information we need, we will pay the death benefit proceeds to the beneficiary (or beneficiaries) in a lump sum or under one of the annuity payment options, subject to the “Required Distributions” rules discussed below. (Also see “Annuity Payments.”) However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive (i) due proof of death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment options and (iii) any other documents, forms and information we need. When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

If an annuitant dies before the annuity benefit date and if that annuitant is also the owner or a joint owner of the policy (or any owner is not a natural person), then the death shall be treated as the death of an owner. (See “Required Distributions” below.) For non-qualified policies, if (i) an annuitant dies before the annuity benefit date, (ii) that annuitant was not an owner, and (iii) all owners are natural persons, then the owner may name a new annuitant (subject to our age limitations) and the death benefit will not be payable. If the owner does not name a new annuitant, the owner will automatically become the annuitant and the death benefit will not be payable.

If the annuitant or an owner dies after the annuity benefit date, the amount payable, if any, will be as provided in the annuity payment option then in effect, and it will be paid to the Payment Option Beneficiary.

If an owner dies before the annuity benefit date, the entire death benefit proceeds must be distributed within five years after the date of death. If the beneficiary chooses to receive any of these proceeds as an annuity, distributions must commence within one year after the date of death and must be distributed over the beneficiary’s lifetime or over a period not extending beyond the beneficiary’s life expectancy.

If the beneficiary is the deceased owner’s spouse, then the spouse may elect to continue the policy in force (and be treated as the original policy owner) instead of receiving the death benefit proceeds. If the beneficiary elects to continue the policy in this manner, then although the beneficiary does not have a right to receive the death benefit proceeds, we will increase the policy value so that it equals the amount of the death benefit (if greater).

As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary’s creditors.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)	if any owner dies before the annuity benefit date, then the entire interest in the policy will be distributed within five years after the date of that owner’s death; and

(b)	if any owner dies on or after the annuity benefit date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death.

These requirements will be considered satisfied as to any portion of the owner’s interest that is payable as annuity payments, beginning within one year of that owner’s death, that will be made over the life of the owner’s designated beneficiary or over a period not extending beyond his life expectancy.

If any owner dies before the annuity benefit date, then ownership of the policy passes to the owner’s designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the surviving joint owner is the designated beneficiary. If there is no joint owner and the owner dies, then the owner’s designated beneficiary is the beneficiary named in the policy.

If the owner or joint owner is not a natural person, then the death or change of an annuitant will be treated as the death of an owner.

If the owner’s designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required.

If an annuitant is an owner or joint owner and that annuitant dies before the annuity benefit date, and if the owner’s designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner’s designated beneficiary:

(a)	elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner’s death;

(b)	is the deceased owner’s spouse and elects to continue the policy; or

(c)	elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable subaccounts and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

“Free Look” Period

If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day “free look” period, we will refund the policy value plus any policy fees and other charges paid, and the policy will be void from its effective date. (In some states, we will instead refund the full amount of purchase payment received.) To cancel the policy, we generally require that you mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See “Allocation of Purchase Payments.”) The “free look” period may be longer than 10 days where required by state law.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to ensure that the policy is treated as an annuity policy under the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they or we are subject; or

(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid, and in some states, are subject to your signed acceptance.

Delay or Suspension of Payments

We will normally pay a surrender or any withdrawal within seven days after we receive your written request at our home office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

a)	the New York Stock Exchange is closed other than the customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

b)	the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyowners; or

c)	an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the subaccount is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate. Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Charges and Deductions

We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)	make withdrawals under the policy; or

(b)	surrender the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal or the total purchase payments (in the case of a surrender), as specified in the following table of withdrawal charge rates:

Number of Full Years Since receipt of Purchase Payment:	<1	1	2	3	4	5	6	7	8	9	10+

Withdrawal Charge (% of Purchase Payment):	9%	9%	8.5%	8.5%	8.5%	8%	7%	6%	4%	2%	0%

Different withdrawal charges apply in Alabama, Connecticut and Texas. (See “Appendix A.”)

There is a “free withdrawal amount” that can be withdrawn each policy year without a withdrawal charge. In the first policy year, the free withdrawal amount is equal to the larger of:

(a)	10% of all purchase payments received; or

(b)	100% of earnings. Earnings are the amount, if any, by which your policy value exceeds the total purchase payments you have made.

After the first policy year, the free withdrawal amount is equal to the larger of:

(a)	10% of the policy value at the time of the withdrawal; or

(b)	100% of earnings.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

For purposes of calculating the withdrawal charge:

(a)	the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation, if any, last;

(b)	amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)	if the surrender value is withdrawn, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $20,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $20,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $6,800 (8.5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

As shown above, the withdrawal charge percentage varies, depending on the “age” of the purchase payments included in the withdrawal—that is, the number of full years since the purchase payment was paid. A withdrawal charge of 9% applies to purchase payments withdrawn that are less than two years old. Thereafter the withdrawal charge rate decreases over time. Amounts representing purchase payments that are at least 10 years old may be withdrawn without charge.

We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. Amounts deducted from the remaining policy value to cover withdrawals are also subject to the withdrawal charge. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The amounts we receive from the withdrawal charge may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

We waive the withdrawal charges described above if the owner becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met. These conditions, including definitions of various terms, are specified in the rider; the following is merely a brief summary, and the terms of the rider are controlling.

Confinement Provision.    The conditions for waiver of withdrawal charges for confinement include:

(a)	the policy was in force at least one year at the time the confinement began;

(b)	the owner was age 75 or younger on the policy date;

(c)	the owner has been continuously confined to a “Nursing Home,” “Hospital,” or “Hospice Care Program” for at least 60 days;

(d)	such confinement was recommended by a “Physician” due to an injury, sickness or disease; and

(e)	written notice and satisfactory “Proof of Confinement” are received no later than 90 days after confinement ends.

Terminal Illness Provision.    The conditions for waiver of withdrawal charges for terminal illness include:

(a)	the diagnosis of “Terminal Illness” was made by a “Physician” on or after the effective date of this policy and rider;

(b)	written notice and satisfactory “Proof of Terminal Illness” are received within 90 days of the date of diagnosis; and

(c)	there is reasonable medical certainty that the death of the owner from a non-correctable medical condition will occur within 12 months from the date of the Physician’s statement. This period may be longer where required by law.

Total Disability Provision.    The conditions for waiver of withdrawal charges for total disability include:

(a)	written notice and “Proof of Total Disability” are received before any withdrawal;

(b)	the total disability has existed continuously for at least six months;

(c)	the policy and rider are in force at the time total disability began; and

(d)	the policy anniversary coinciding with or next following the owner’s 60th birthday has not passed at the time total disability began.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states. (See “Appendix A.”)

Annual Contract Maintenance Charge

We deduct an annual contract maintenance charge of $35 from each policy, for administering the policy. This deduction is made from the variable subaccounts and from the fixed account in the same proportion that their values bear to the policy value. This charge will only be deducted from the fixed account to the extent interest has been credited to the fixed account in excess of the guaranteed interest rate during the preceding policy year. Expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the annuity benefit date, this charge is deducted on each policy anniversary and upon a full surrender of your policy. We will waive this charge on any policy anniversary on which the policy value equals or exceeds $75,000, and in other circumstances we may waive this charge in whole or in part at our sole discretion. This charge is not deducted from any annuity payments after the annuity benefit date.

Administration Fee

We also deduct a daily charge from the subaccounts of the variable account, at an annual rate of 0.15% of the daily net assets of each variable subaccount, for administering the variable account and the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. This charge applies both before and after the annuity benefit date.

Mortality and Expense Risk Charge

We deduct a daily charge from the variable subaccounts at an effective annual rate of 1.25% of their daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We deduct this charge both before and after the annuity benefit date.

The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

You may make up to 12 withdrawals per policy year without a transaction charge. After the 12th withdrawal in a policy year, a transaction charge will apply to each additional withdrawal. The transaction charge is $20 or 2% of the amount withdrawn, whichever is less, and will not be increased. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The transaction charge does not apply to automatic partial withdrawals.

Transfer Fee

You may transfer your policy value among the subaccounts and/or the fixed account up to 12 times each policy year without charge. We will deduct a $25 transfer fee for each transfer in excess of 12 in a single policy year. We will not increase this fee.

Premium Taxes

We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred (and we can deduct the related charge) when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Federal Taxes

Currently no charge is made for our Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See “Federal Tax Matters.”)

Fund Expenses

The value of the assets of the variable subaccounts will reflect the investment management fee and other expenses incurred by the corresponding portfolios of the fund (See “Summary—Fee Tables.”)

Reduction in Charges for Certain Groups

We may reduce or eliminate the withdrawal or other charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)	our customers or distributors of the policies who are transferring existing policy values to a policy;

(c)	individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)	individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

We will not reduce or eliminate the withdrawal or other charges where state law prohibits, or where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Option

As the policy owner, you have the sole right to elect an annuity payment option in the application. You can also change that election, during the lifetime of the annuitant and before the annuity benefit date, by written request any time at least 30 days before the annuity benefit date. We may require the exchange of the policy for a contract covering the option selected.

Annuity Benefit Date

Ordinarily, the first annuity payment will be made as of the annuity benefit date. You select the annuity benefit date in the application for the policy. You may change the annuity benefit date by giving us written notice at least 30 days before the new annuity benefit date.

An annuity benefit date must be the first day of any calendar month. It must also be at least 30 days after the policy’s effective date.

Annuity Payment Options

On the annuity benefit date, the policy value (less any premium taxes) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable subaccounts. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment options currently include:

Life Annuity with No Guaranteed Period	This option provides annuity payments during the lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.
Joint Life Annuity Continuing to the Survivor	This option provides annuity payments during the lifetime of the annuitant and a joint annuitant. Payments will continue to the survivor for the survivor’s remaining lifetime. You may also elect for payments to the survivor to reduce to two-thirds or one-half of the amount payable at the time of the first death. This election must be made at the annuity benefit date, and will result in a higher initial annuity payment. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
Life Annuity with Monthly Payments Guaranteed	This option provides annuity payments during the lifetime of the annuitant. Various guaranteed periods of 60 months to 360 months are guaranteed available. If the annuitant dies prior to the end of this guaranteed period, annuity payments will be made to the payment option beneficiary until the end of the guaranteed period.

Other annuity payment options are currently available with our written consent.

If you have not selected an annuity payment option on the annuity benefit date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the annuity benefit date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the subaccounts) and we will use your fixed account value to make fixed annuity payments.

The amount of each annuity payment under the options described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)	variable annuity payments vary with the investment experience of the underlying portfolios of the variable subaccount and you therefore bear the investment risk under variable annuity payments; and

(b)	annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, each payment will be less when payments are guaranteed for 20 years than when payments are guaranteed for 10 years.

Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the “assumed investment rate,” better than that rate, or equal to that rate.

The assumed investment rate in most states is 4.0% per year (it is 3.5% where state law requires it). The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable subaccount(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the annuity benefit date. These rates are guaranteed to be equal to or greater than payments based on the Annuity 2000 Mortality Table with interest at 3.0%.

If the net amount to be applied to an annuity payment option is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

After the annuity benefit date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable subaccounts. (See “Voting Rights” and “Transfers.”)

The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court’s decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Confirmation of Elections

We will attempt to contact you in writing at least sixty days before the annuity benefit date to confirm your election of the date and the payment option. Should we not be able to contact you and obtain such a confirmation, the policy will not be annuitized on the annuity benefit date, and no annuity payments will begin at that time. In such a case, the policies may become subject to any applicable unclaimed property laws in your state.

Distribution of the Policies

We have entered into a distribution agreement with United Securities Alliance, Inc. (“United Securities”)—Financial Plaza A, 7730 East Belleview Avenue, Suite AG-9, Greenwood Village, Colorado—for the distribution and sale of the policies. (United Securities is not our affiliate.) The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and, as necessary, state insurance laws. The company and the underwriter may enter into written sales agreements with various broker-dealers to aid in the sale of the policies. We pay commissions to United Securities for sales of the policies by the selling firms. Commissions of at least 8% (for issue ages 0-70), 6.5% (for issue ages 71-80), and 4.5% (for issue ages 81+), of each purchase payment are paid to selling firms. Additional commissions may be paid in some circumstances.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We also may make loans to or for the benefit of the principal underwriter or other broker-dealers.

We may pay selling firms additional amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to selling firms based on aggregate sales of our variable insurance contracts (including the policies) or persistency standards. The average amount paid during 2005 to such selling firms under such arrangements was 9 basis points of policy value, equivalent to $9 on a $10,000 investment.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the administrative charge;

•	the withdrawal charge;

•	the mortality and expense risk charge;

•	revenues, if any, received from the underlying portfolios or their managers; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the Variable Account.

Subject to regulatory approvals, United Investors Life Insurance Company intends to distribute the policy in all states, except New York, and in certain possessions and territories.

Federal Tax Matters

The following discussion is general and is not intended as tax advice.

We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

The policy may be purchased on a non-tax-qualified basis (“non-qualified policy”) or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Possible Changes in Taxation.    Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

Taxation of Annuities in General.    The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and “Required Distributions” (at page 30 of this prospectus) describe the requirements necessary to qualify.

Section 72 of the Code governs taxation of annuities in general. Amounts taxable under an annuity policy are treated as ordinary income.

An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner’s “investment in the contract” during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

The following discussion applies to policies owned by natural persons.

Withdrawals.    In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the total policy value. The “investment in the contract” generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual’s gross income). For qualified policies, the “investment in the contract” can be zero. Special rules may apply to a withdrawal from a qualified policy.

Generally, in the case of a withdrawal under a non-qualified policy before the annuity benefit date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the “investment in the contract.”

Annuity Payments.    Although the tax consequences may vary depending on the annuity payment option elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the “investment in the contract” will be taxed.

•	For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the “investment in the contract”) is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the “investment in the contract” by the total number of expected annuity payments.

•	For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the “investment in the contract” bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the “investment in the contract” is recovered, the full amount of any additional annuity payments is taxable.

Penalty Tax.    In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(a)	made on or after the taxpayer attains age 59 1/2;

(b)	made as a result of an owner’s death or attributable to the taxpayer’s disability; or

(c)	received in substantially equal periodic payments as a life annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a qualified policy. You should consult a tax advisor with regard to exceptions from the penalty tax.

Aggregation of Contracts.    All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

Transfers and Assignments.    A transfer or assignment of ownership of a policy, the selection of certain annuity benefit dates, or designation of an annuitant or payee or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Death Benefits.    Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

(a)	if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

(b)	if distributed under an annuity payment option, they are taxed in the same manner as annuity payments, as described above.

Withholding.    Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect by written request, however, not to have tax withheld from distributions. Taxable “eligible rollover distributions” from Section 401(a), 403(a), 403(b), or governmental 457(b) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse or beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, and hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to another tax-qualified plan, 403(b) plan, IRA or governmental 457(b) plan that agrees to separately account for rollover contributions.

Qualified Policies.    The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

(a)	contributions in excess of specified limits;

(b)	distributions prior to age 59 1/2 (subject to certain exceptions);

(c)	distributions that do not conform to specified commencement and minimum distribution rules; and

(d)	other circumstances specified in the Code.

We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

Required Distributions.    For qualified plans under Sections 401(a), 403(a), and 403(b), the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2.

Corporate Pension and Profit-Sharing Plans.    Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

Individual Retirement Annuities.    Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of a specified annual amount or the amount of compensation includible in the policy owner’s gross income for the year. These contributions may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

Roth IRAs.    Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that—once aggregate distributions exceed contributions to the Roth IRA—income tax and a 10% penalty tax may apply to distributions made:

(a)	before age 59 1/2 (subject to certain exceptions); or

(b)	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to a conversion from an IRA if the distribution is made during the five taxable years beginning with the year in which the conversion occurred.

No distribution from a Roth IRA is required at any time before the policy owner’s death.

Federal Estate Taxes.    While no attempt is being made to discuss the Federal estate tax implications of the policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax.    Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico.    In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity purchases by nonresident aliens and foreign corporations.    The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

All Policies.    As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Historical Performance Data

We may advertise yields and total returns for the subaccounts of the Variable Account. In addition, we may advertise the effective yield of the money market subaccount. These figures are historical and are not intended to indicate future performance.

The yield of the money market subaccount is the annualized income generated by an amount invested in that option over a specified seven-day period. We assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We show the result as a percentage of the amount invested. We calculate the effective yield similarly but assume that the income earned is reinvested every seven days. The compounding effect of this assumed reinvestment causes the effective yield to be slightly higher than the yield.

We calculate the total return of subaccounts for portfolios other than the money market portfolio for various periods of time, including: (a) one year; (b) five years; (c) ten years; and (d) the period starting when the subaccount commenced operations.

The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach to the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods.

We may disclose performance figures that reflect the withdrawal charge, and also figures that assume the policy is not surrendered and therefore do not reflect any withdrawal charge.

The Statement of Additional Information has more information about performance data calculations.

Voting Rights

To the extent required by law, we will vote shares of the portfolios held by the Variable Account according to instructions received from persons having voting interests in those variable subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the portfolio shares in our own right, we may elect to do so. The funds do not hold regular annual shareholder meetings.

The number of votes that you may direct to us to cast will be calculated separately for each variable subaccount. We will determine that number by applying your percentage interest, if any, in a particular variable subaccount to the total number of votes attributable to that variable subaccount. Before the annuity benefit date, you hold a voting interest in each variable subaccount to which policy value is allocated. After the annuity benefit date, the person receiving variable annuity payments has the voting interest. After the annuity benefit date, the votes attributable to a policy decrease as the value of the variable subaccounts under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

The number of votes for a portfolio which are available will be determined as of the record date established by each fund. Voting instructions will be solicited by written communication prior to a shareholder meeting in accordance with procedures established by the fund.

Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Titanium Investor Variable Annuity policies participating in the variable subaccount. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a variable subaccount will receive proxy material, reports and other materials relating to the appropriate portfolio of each fund.

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. The obligations under the policy are our obligations.

Published Ratings

We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable subaccounts. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of United Securities Alliance, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our home office or return the tear-off card at page 51 of this prospectus.

Condensed Financial Information

The following table gives “per unit” information about the financial history of each variable subaccount since its inception. This information should be read in conjunction with the Variable Account’s financial statements (including the notes thereto) included in the Statement of Additional Information. NOTE: There is no per unit information for certain subaccounts because they were not in operation as of December 31, 2005.

Subaccount	Year		Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Accumulation Units Outstanding at End of Period
AIM V.I. Capital Appreciation Fund	2005 2004 2003 2002 2001 2000	*	6.244 5.938 4.649 6.233 8.240 10.000	6.701 6.244 5.938 4.649 6.233 8.240	106,084 129,857 150,819 133,962 71,655 7,383
AIM V.I. Core Equity Fund	2005 2004 2003 2002 2001 2000	*	7.170 6.673 5.438 6.533 8.587 10.000	7.446 7.170 6.673 5.438 6.533 8.587	92,942 108,051 98,496 104,597 48,164 3,058
AIM V.I. Government Securities Fund	2005 2004 2003	**	10.146 10.032 10.000	10.172 10.146 10.032	1,558 4,631 -0-
AIM V.I. International Growth Fund	2005 2004 2003 2002 2001 2000	*	9.074 7.421 5.831 7.012 9.301 10.000	10.553 9.074 7.421 5.831 7.012 9.301	44,844 37,545 32,955 39,643 21,446 4,544
AIM V.I. Technology Fund	2005 2004 2003 2002 2001 2000	*	2.846 2.759 1.926 3.674 6.878 10.000	2.868 2.846 2.759 1.926 3.674 6.878	286,421 315,204 317,406 219,066 131,552 13,011
AIM V.I. Utilities Fund	2005 2004 2003 2002 2001 2000	*	7.265 5.963 5.148 6.552 9.831 10.000	8.370 7.265 5.963 5.148 6.552 9.831	57,704 47,860 58,334 59,724 42,461 3,035
*	The Variable Account commenced operations on November 6, 2000.
**	Effective 11/24/03, subaccount added.

Subaccount	Year		Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Accumulation Units Outstanding at End of Period
Alger American Balanced Portfolio	2005 2004 2003	**	10.569 10.251 10.000	11.301 10.569 10.251	5,597 4,761 80
Alger American Growth Portfolio	2005 2004 2003 2002 2001 2000	*	7.074 6.800 5.102 7.722 8.881 10.000	7.816 7.074 6.800 5.102 7.722 8.881	267,578 271,569 251,124 134,937 77,074 6,835
Alger American Income & Growth Portfolio	2005 2004 2003 2002 2001 2000	*	7.521 7.072 5.524 8.130 9.624 10.000	7.672 7.521 7.072 5.524 8.130 9.624	144,122 150,216 133,923 109,641 42,700 2,443
Alger American Leveraged AllCap Portfolio	2005 2004 2003 2002 2001 2000	*	6.452 6.048 4.552 6.985 8.427 10.000	7.281 6.452 6.048 4.552 6.985 8.427	140,302 137,503 140,442 127,410 60,952 1,155
Alger American MidCap Growth Portfolio	2005 2004 2003 2002 2001 2000	*	9.495 8.518 5.845 8.412 9.127 10.000	10.283 9.495 8.518 5.845 8.412 9.127	279,905 292,841 296,856 169,186 91,812 2,939
Alger American Small Capitalization Portfolio	2005 2004 2003 2002 2001 2000	*	6.989 6.081 4.332 5.955 8.568 10.000	8.056 6.989 6.081 4.332 5.955 8.568	86,851 72,162 67,013 52,481 18,463 -0-
Dreyfus VIF-Appreciation Portfolio	2005 2004 2003 2002 2001 2000	*	8.585 8.288 6.936 8.446 9.445 10.000	8.837 8.585 8.288 6.936 8.446 9.445	191,026 208,287 200,858 29,063 19,974 414
Dreyfus VIF-Money Market Portfolio	2005 2004 2003 2002 2001 2000	*	10.191 10.253 10.325 10.321 10.069 10.000	10.317 10.191 10.253 10.325 10.321 10.069	249,553 236,995 227,606 233,016 123,695 28,281
Dreyfus VIF-Quality Bond Portfolio	2005 2004 2003 2002 2001 2000	*	12.270 12.011 11.633 10.947 10.400 10.000	12.400 12.270 12.011 11.633 10.947 10.400	125,746 151,831 145,360 124,538 40,715 8,796
*	The Variable Account commenced operations on November 6, 2000.
**	Effective 11/24/03, subaccount added.

Subaccount	Year		Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Accumulation Units Outstanding at End of Period
The Dreyfus Socially Responsible Growth Fund, Inc.	2005 2004 2003 2002 2001 2000	*	6.181 5.901 4.749 6.779 8.879 10.000	6.315 6.181 5.901 4.749 6.779 8.879	49,061 50,904 51,167 48,968 41,083 1,196
DWS Equity 500 Index VIP	2005 2004 2003	**	11.523 10.567 10.000	11.895 11.523 10.567	50,742 63,174 18,037
DWS Small Cap Index VIP	2005 2004 2003 2002 2001 2000	*	12.677 10.917 7.561 9.655 9.593 10.000	13.034 12.677 10.917 7.561 9.655 9.593	105,201 107,966 98,577 32,764 9,614 306
Evergreen VA Balanced Fund	2005 2004 2003 2002 2001 2000	*	9.215 8.791 7.701 8.645 9.589 10.000	9.568 9.215 8.791 7.701 8.645 9.589	16,441 13,077 11,538 9,594 4,173 -0-
Evergreen VA International Equity Fund	2005 2004 2003 2002 2001 2000	*	9.106 7.746 6.373 8.105 9.495 10.000	10.416 9.106 7.746 6.373 8.105 9.495	25,851 18,383 14,453 17,745 10,752 426
Evergreen VA Special Values Fund	2005 2004 2003 2002 2001 2000	*	16.120 13.581 10.633 12.338 10.594 10.000	17.607 16.120 13.581 10.633 12.338 10.594	117,929 117,805 114,113 137,357 44,625 254
MFS® Emerging Growth Series	2005 2004 2003 2002 2001 2000	*	5.370 4.821 3.754 5.748 8.764 10.000	5.782 5.370 4.821 3.754 5.748 8.764	129,110 146,790 141,907 128,610 72,143 1,824
MFS® High Income Series	2005 2004 2003	**	11.024 10.243 10.000	11.106 11.024 10.243	42,842 47,724 40,141
MFS® Investors Trust Series	2005 2004 2003 2002 2001 2000	*	8.288 7.548 6.267 8.041 9.703 10.000	8.771 8.288 7.548 6.267 8.041 9.703	61,558 73,324 41,848 47,240 25,468 538
*	The Variable Account commenced operations on November 6, 2000.
**	Effective 11/24/03, subaccount added.

Subaccount	Year		Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Accumulation Units Outstanding at End of Period
MFS® Research Series	2005 2004 2003 2002 2001 2000	*	7.253 6.349 5.163 6.938 8.936 10.000	7.710 7.253 6.349 5.163 6.938 8.936	27,458 25,673 27,116 28,348 16,765 306
MFS® Total Return Series	2005 2004 2003 2002 2001 2000	*	12.045 10.973 9.566 10.230 10.350 10.000	12.213 12.045 10.973 9.566 10.230 10.350	239,396 251,526 244,135 221,563 65,319 3,954
Franklin Real Estate Fund	2005 2004 2003	**	13.563 10.436 10.000	15.177 13.563 10.436	54,860 42,376 -0-
Franklin Zero Coupon Fund-2010	2005 2004 2003	**	10.310 10.010 10.000	10.302 10.310 10.010	6,204 4,738 -0-
Templeton Foreign Securities Fund	2005 2004 2003 2002 2001 2000	*	10.303 8.815 6.761 8.419 10.165 10.000	11.193 10.303 8.815 6.761 8.419 10.165	85,917 84,269 66,866 38,595 4,891 -0-
Templeton Global Asset Allocation Fund	2005 2004 2003 2002 2001 2000	*	12.569 11.015 8.465 8.979 10.112 10.000	12.835 12.569 11.015 8.465 8.979 10.112	77,857 90,756 83,344 26,063 15,955 -0-
Templeton Global Income Securities Fund	2005 2004 2003	**	11.965 10.576 10.000	11.436 11.965 10.576	2,196 570 -0-
Wells Fargo Advantage VT Discovery Fund	2005 2004 2003 2002 2001 2000	*	5.292 4.504 3.403 5.526 8.096 10.000	5.720 5.292 4.504 3.403 5.526 8.096	119,795 108,728 118,732 86,928 74,063 4,438
Wells Fargo Advantage VT Opportunity Fund	2005 2004 2003 2002 2001 2000	*	10.861 9.317 6.896 9.557 10.065 10.000	11.555 10.861 9.317 6.896 9.557 10.065	147,326 136,036 127,638 112,885 61,507 2,480

*	The Variable Account commenced operations on November 6, 2000.
**	Effective 11/24/03, subaccount added.

Statement of Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

The Policy	3
Definitions	3
Accumulation Units	5
Annuity Units	5
Net Investment Factor	5
Determination of Annuity Payments	6
Fixed Annuity Payments	6
Variable Annuity Payments	6
The Contract	6
Misstatement of Age or Sex	7
Annual Report	7
Non-Participation	7
Ownership	7
Beneficiary	7
Change of Ownership or Beneficiaries	7
Assignment	8
Incontestability	8
Evidence of Survival	8
Performance Data Calculations	8
Yields and Total Returns	8
Average Annual Total Return Calculations	9
Other Performance Data	12
Adjusted Historical Portfolio Performance Data	12
Federal Tax Matters	15
Taxation of United Investors	15
Tax Status of the Policies	15
Required Distributions	15
Addition, Deletion or Substitution of Investments	16
Distribution of the Policy	16
Safekeeping of Variable Account Assets	17
State Regulation	17
Records and Reports	17
Legal Matters	17
Experts	18
Potential Conflicts of Interest	18
Other Information	18
Financial Statements	19

Appendix A

State Variations

For Policies issued to residents of the state of Alabama:

Withdrawal Charge Rates:

Number of Full Years Since Receipt of Purchase Payment:	<1	1	2	3	4	5	6	7	8	9	10+
Withdrawal Charge (% of Purchase Payment):	9%	9%	8.5%	7.75%	7%	6%	5%	4%	3%	2%	0%

For Policies issued to residents of the state of Connecticut:

Withdrawal Charge Rates:

Number of Full Years Since Receipt of Purchase Payment:	<1	1	2	3	4	5	6	7	8	9	10+
Withdrawal Charge (% of Purchase Payment):	9%	9%	8%	7%	6%	5%	4%	3%	2%	1%	0%

For Policies issued to residents of the state of Texas:

Withdrawal Charge Rates:

Number of Full Years Since Receipt of Purchase Payment:	<1	1	2	3	4	5	6	7	8	9	10+
Withdrawal Charge (% of Purchase Payment):	9%	9%	8.5%	7.75%	7%	6%	5%	4%	3%	2%	0%

For Policies issued to residents of the state of Massachusetts:

The Fixed Account funding choice is not available.

For Policies issued to residents of the state of Oregon:

The Fixed Account funding choice is not available.

For Policies issued to residents of the state of Pennsylvania:

The Waiver of Withdrawal Charges Rider is only available to an Owner, Age 75 or younger on the policy date.

The Total Disability Provision is not available at any age.

For Policies issued to residents of the state of Washington:

The Fixed Account funding choice is not available.

Other:

There are other variations in certain states. Your policy governs the exact terms for you.

This Prospectus sets forth information about the Titanium Investor Variable Annuity Policy that a prospective investor should know before investing. The Statement of Additional Information contains more detailed information about the policy and the Variable Account. This Statement of Additional Information is available upon request at no charge. To obtain such information, return this request form to the address shown below:

---------------------------------------------------------------"--------------------------------------------------------------

TO:    United Investors Life Insurance Company

Variable Products Division

P.O. Box 12101

Birmingham, AL 35202-2101

Please send me a Statement of Additional Information for the Titanium Investor Variable Annuity (TVA).

Name

Address

Telephone (         )

UI-503

TITANIUM ANNUITY VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

2001 Third Avenue South (35233)

P.O. Box 12101

Birmingham, Alabama 35202-2101

Telephone: (800) 999-0317

STATEMENT OF ADDITIONAL INFORMATION

Variable Annuity Policy

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Titanium Investor Variable Annuity Policy (the “Policy”) offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2006, by writing or calling us at our address or phone number shown above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated May 1, 2006

	Page	Corresponding Page in Prospectus
The Policy	3
Definitions	3
Accumulation Units	5
Annuity Units	5
Net Investment Factor	5
Determination of Annuity Payments	6
Fixed Annuity Payments.	6
Variable Annuity Payments.	6
The Contract	6
Misstatement of Age or Sex	7
Annual Report	7
Non-Participation	7
Ownership	7
Beneficiary	7
Change of Ownership or Beneficiaries	7
Assignment	8
Incontestability	8
Evidence of Survival	8
Performance Data Calculations	8	43
Yields and Total Returns	8
Average Annual Total Return Calculations	9
Other Performance Data	12
Adjusted Historical Portfolio Performance Data	12
Federal Tax Matters	15	39
Taxation of United Investors	15
Tax Status of the Policies	15
Required Distributions	15
Addition, Deletion or Substitution of Investments	16
Distribution of the Policy	16	38
Safekeeping of Variable Account Assets	17
State Regulation	17
Records and Reports	17
Legal Matters	17	44
Experts	18
Potential Conflicts of Interest	18
Other Information	18
Financial Statements	18	45

The Policy

As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Definitions

The following words and phrases are defined and used in your policy, and many of them are also used in the Prospectus and in this Statement of Additional Information.

Accumulation Unit - An accounting unit used to calculate the Policy Value.

Age - The issue Age shown under Policy Data as determined by us from the date of birth stated in the application. Attained ages are determined from the Policy Date. No Policy will be issued if either the Owner or Annuitant is over Age 90. We use age last birthday.

Annuitant - The person on whose life Annuity Payments depend. If the Policy Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “Co-Annuitant.” The “Annuitant” and “Co-Annuitant” will be referred to collectively as the “Annuitant.”

Annuity Benefit Date - The date on which Annuity Payments are to start. The Annuity Benefit Date is shown under Policy Data unless changed.

Annuity Unit - An accounting unit used to calculate the value of Variable Annuity Payments.

Fixed Account - Part of the General Account of United Investors Life Insurance Company to which You may allocate all or a portion of your Purchase Payments or Policy Values.

Fixed Annuity - An Annuity with payments which are guaranteed to remain fixed in amount throughout the payment period.

General Account - The General Account consists of all assets of United Investors Life Insurance Company other than those in any separate account.

Net Purchase Payment - The Purchase Payment less any deduction for premium taxes.

Policy Anniversary - The same day and month as the Policy Date each year the Policy remains in force.

Policy Date - The date from which Policy Anniversaries and Policy Years are determined. Your Policy Date is shown under Policy Data.

Policy Value - The Policy Value is equal to the Variable Account Value plus the Fixed Account Value.

Policy Year - A year that starts on the Policy Date or on a subsequent Policy Anniversary.

Purchase Payment - An amount paid by the Owner to us as consideration for the benefits provided by this Policy.

Subaccount - The Subaccounts named under the Policy Data. Each is a part of a Variable Account of ours.

Surrender Value - The Policy Value less any withdrawal charges, the Annual Contract Maintenance Charge, and applicable deductions for premium taxes.

Valuation Date - Each day that the New York Stock Exchange is open for regular trading and our home office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern time. Currently, November 25, the Friday after Thanksgiving; December 25, Christmas Day; and January 1, New Year’s Day are not business days. (The policy form uses the term “Valuation Date” to refer to business days.)

Valuation Period - The interval of time between a Valuation Date and the next Valuation Date. It is measured from the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on one Valuation Date to the close of regular trading on the New York Stock Exchange on the next Valuation Date.

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Variable Account - The Titanium Annuity Variable Account, a separate account maintained by us.

Variable Annuity - An Annuity with payments which vary in amount with the investment experience of the Subaccounts of the Variable Account.

We, our, us - United Investors Life Insurance Company.

You, your - The Owner or Joint Owner of this Policy. The Owner may be someone other than the Annuitant. The Owner is shown in the application unless the Owner has been changed as provided in this Policy

4

Accumulation Units

An Accumulation Unit is an accounting unit used prior to the Annuity Benefit Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to a Subaccount of the Variable Account is credited as Accumulation Units in that Subaccount. Similarly, the value that you transfer to a Subaccount of the Variable Account is credited as Accumulation Units in that Subaccount. The number of Accumulation Units to credit is determined by dividing (1) the dollar amount allocated to the Subaccount by (2) the Subaccount’s appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request (in the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment based on the Accumulation Unit value for the Policy Date).

The value of an Accumulation Unit for each Subaccount was initially arbitrarily set at $10. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for a Subaccount for the last prior Valuation Period by such Subaccount’s Net Investment Factor (described below) for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units

An Annuity Unit is an accounting unit used after the Annuity Benefit Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Subaccount was initially set at $10. The value for any later Valuation Period is determined by (a) multiplying the Annuity Unit Value for a Subaccount for the last prior Valuation Period for such Subaccount’s Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Subaccount changes to reflect the investment performance of the Portfolio underlying that Subaccount.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a Subaccount of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of a Subaccount may increase or decrease.

The Net Investment Factor of a Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the net asset value per Portfolio share held in the Subaccount, determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

(c)	a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Subaccount;

(2)	is the result of:

(a)	the net asset value per Portfolio share of the Portfolio shares held in the Subaccount, determined at the end of the previous Valuation Period; plus or minus

5

(b)	the charge or credit for any taxes reserved for the previous Valuation Period; and

(3)	is a deduction for the 1.25% Mortality and Expense Risk Charge (daily rate of .003425%) and the 0.15% Administration Fee (daily rate of .000411%).

Determination of Annuity Payments

At the Annuity Benefit Date, the Policy Value, less any applicable premium taxes, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

Fixed Annuity Payments.

Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Subaccounts. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed to be equal to or greater than payments based on the Annuity 2000 Mortality Table with interest at 3.0%. Where requested and required by law unisex tables will be used.

Variable Annuity Payments.

The dollar amount of the first Variable Annuity Payment is determined by multiplying the net value (policy value less any applicable premium taxes) applied by purchase rates based on the Annuity 2000 Mortality Table with interest at 4.0% in most states. Where requested and required by law unisex tables will be used.

The portion of the first Variable Annuity Payment attributed to each Subaccount is divided by the Annuity Unit Value for the Subaccount (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation (transfer). The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Subaccount multiplied by the Annuity Unit Value for each respective Subaccount for the Valuation Period.

After the Annuity Benefit Date, the Annuitant may transfer Annuity Units among the Subaccounts, no more than once each Policy Year, by sending a written request to United Investors. A transfer will be made as of the next Annuity Payment Date, by converting Annuity Units for the value transferred from a Subaccount into Annuity Units in the Subaccount to which the value is transferred. Transfers may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of transfer.

United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract

The entire contract is made up of the Policy, any riders, and the written application. All statements made in the application are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our officers. No registered representative has authority to change the Policy or to waive any of its provisions.

6

Misstatement of Age or Sex

If the Annuitant’s age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex. The amount of any underpayment in benefits will be paid in one sum with interest at a rate of 6% per annum. The amount of any overpayment in benefits, with interest at a rate of 6% per annum, will be charged against future Annuity Payments.

Annual Report

At least once each Policy Year prior to the Annuity Benefit Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Subaccounts of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account, may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation

The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Ownership

The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Annuity Benefit Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action.

Beneficiary

The Beneficiary means the person, persons or entity entitled to Death Benefit proceeds under this Policy upon death of the Owner (or Annuitant if the Owner is not a natural person) before the Annuity Benefit Date. If the Policy has joint Owners and one Owner dies, the surviving Joint Owner will be deemed the Beneficiary. The rights of any Beneficiary who dies before the Owner (or Annuitant if the Owner is not a natural person) will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Owner’s death if the Owner is a natural person, we will pay the Death Benefit, if any, to the Joint Owner, if living; otherwise, it will be paid to the deceased’s estate. (If the Owner is not a natural person and no Beneficiary is living at the Annuitant’s death, we will pay the Death Benefit, if any, to the Annuitant’s estate.)

Change of Ownership or Beneficiaries

Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary or the Payment Option Beneficiary during your lifetime. Any changes must be made by written request filed with us at our home office. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your written request. We may require you to submit the Policy to us at our home office before making a change. A change of ownership may be a taxable event. You should consult your tax advisor prior to making any change.

7

Assignment

You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted. You should consult your tax advisor prior to making any assignment.

Incontestability

United Investors will not contest the Policy.

Evidence of Survival

Where any payments under the Policy depend on the annuitant or payee being alive, we may require proof of survival prior to making the payments.

Performance Data Calculations

We may advertise the yield and effective yield of the Money Market Subaccount. In addition, we may advertise the total returns for other Subaccounts of the Variable Account. All performance data calculations for the Variable Account will be in accordance with uniformly imposed SEC regulations.

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the variable subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a variable subaccount are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the underlying mutual fund portfolios.

In advertising and sales literature, the performance of each variable subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuity investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the variable subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable annuity issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance charges, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each variable subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

8

We may also report other information, including the effect of tax-deferred compounding on a variable subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from variable subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a variable subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Average Annual Total Return Calculations

For each Subaccount of the Variable Account other than the Money Market Subaccount an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one, five and ten year periods (or, where a Subaccount has been in existence for a period less than one, five or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)^n = ERV

Where

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

N	=	number of years in the period

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of such period.

All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.

9

The figures below represent past performance and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses which may not continue in the future.

Standard Average Annual Total Return

Subaccount	1 Year to 12/31/05	3 Years to 12/31/05	Inception* to 12/31/05
AIM V.I. Capital Appreciation Fund – Series I Shares	-1.76%	10.59%	-9.84%
AIM V.I. Core Equity Fund – Series I Shares	-5.24%	8.59%	-7.73%
AIM V.I. Government Securities Fund – Series I Shares **	-8.84%	—	-3.39%
AIM V.I. International Growth Fund – Series I Shares	7.20%	19.82%	-0.59%
AIM V.I. Technology Fund – Series I Shares	-8.33%	11.88%	-26.49%
AIM V.I. Utilities Fund – Series I Shares	6.13%	15.40%	-5.37%
Alger American Balanced Portfolio – Class O Shares **	-2.17%	—	2.02%
Alger American Growth Portfolio – Class O Shares	1.39%	13.00%	-6.76%
Alger American Income & Growth Portfolio – Class O Shares	-7.09%	9.14%	-7.14%
Alger American Leveraged AllCap Portfolio – Class O Shares	3.77%	14.74%	-8.18%
Alger American MidCap Growth Portfolio – Class O Shares	-0.79%	18.64%	-1.13%
Alger American Small Capitalization Portfolio – Class O Shares	6.17%	20.97%	-6.15%
Dreyfus VIF-Appreciation Portfolio – Initial Shares	-6.16%	5.83%	-4.26%
Dreyfus VIF-Quality Bond Portfolio – Initial Shares	-8.03%	-0.75%	2.82%
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	-6.91%	7.46%	-11.02%
DWS Equity 500 Index VIP **	-5.87%	—	4.74%
DWS Small Cap Index VIP	-6.27%	17.80%	3.89%
Evergreen VA Balanced Fund	-5.26%	4.89%	-2.63%
Evergreen VA International Equity Fund	5.30%	15.61%	-0.86%
Evergreen VA Special Values Fund	0.14%	16.14%	10.50%
MFS® Emerging Growth Series	-1.41%	13.22%	-12.77%
MFS® Investors Trust Series	-3.26%	9.44%	-4.42%
MFS® High Income Series **	-8.35%	—	1.11%
MFS® Research Series	-2.78%	11.99%	-7.03%
MFS® Total Return Series	-7.70%	5.92%	2.49%
Franklin Real Estate Fund-Class 2 **	2.81%	—	18.56%
Franklin Zero Coupon Fund 2010-Class 2 **	-9.17%	—	-2.75%
Templeton Foreign Securities Fund-Class 2	-0.45%	16.13%	0.64%
Templeton Global Asset Allocation Fund-Class 2	-6.97%	12.59%	3.56%
Templeton Global Income Securities Fund-Class 2 **	-13.51%	—	2.64%
Wells Fargo Advantage VT Discovery Fund	-1.01%	16.75%	-12.98%
Wells Fargo Advantage VT Opportunity Fund	-2.70%	16.63%	1.32%

*	The Variable Account commenced operations on November 6, 2000.
**	Inception Date of subaccount was 11/24/03.

10

From time to time we may also disclose average annual total returns in a non-standard format in conjunction with the standard format described on the previous page. The only difference between the two methods is that the non-standard format assumes a withdrawal charge of 0%.

Non-Standard Average Annual Total Return

Subaccount	1 Year to 12/31/05	3 Years to 12/31/05	Inception* to 12/31/05
AIM V.I. Capital Appreciation Fund – Series I Shares	7.24%	12.86%	-7.58%
AIM V.I. Core Equity Fund – Series I Shares	3.76%	10.94%	-5.66%
AIM V.I. Government Securities Fund – Series I Shares **	0.16%	—	0.72%
AIM V.I. International Growth Fund – Series I Shares	16.20%	21.76%	0.95%
AIM V.I. Technology Fund – Series I Shares	0.67%	14.10%	-21.63%
AIM V.I. Utilities Fund – Series I Shares	15.13%	17.49%	-3.50%
Alger American Balanced Portfolio – Class O Shares **	6.83%	—	5.89%
Alger American Growth Portfolio – Class O Shares	10.39%	15.18%	-4.77%
Alger American Income & Growth Portfolio – Class O Shares	1.91%	11.47%	-5.12%
Alger American Leveraged AllCap Portfolio – Class O Shares	12.77%	16.85%	-6.07%
Alger American MidCap Growth Portfolio – Class O Shares	8.21%	20.62%	0.44%
Alger American Small Capitalization Portfolio – Class O Shares	15.17%	22.87%	-4.21%
Dreyfus VIF-Appreciation Portfolio – Initial Shares	2.84%	8.31%	-2.47%
Dreyfus VIF-Quality Bond Portfolio – Initial Shares	0.97%	2.05%	4.16%
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	2.09%	9.86%	-8.64%
DWS Equity 500 Index VIP **	3.13%	—	8.51%
DWS Small Cap Index VIP	2.73%	19.80%	5.18%
Evergreen VA Balanced Fund	3.74%	7.41%	-0.95%
Evergreen VA International Equity Fund	14.30%	17.69%	0.69%
Evergreen VA Special Values Fund	9.14%	18.21%	11.51%
MFS® Emerging Growth Series	7.59%	15.39%	-10.19%
MFS® Investors Trust Series	5.74%	11.76%	-2.61%
MFS® High Income Series **	0.65%	—	5.02%
MFS® Research Series	6.22%	14.20%	-5.02%
MFS® Total Return Series	1.30%	8.38%	3.86%
Franklin Real Estate Fund-Class 2 **	11.81%	—	21.87%
Franklin Zero Coupon Fund 2010-Class 2 **	-0.17%	—	1.33%
Templeton Foreign Securities Fund-Class 2	8.55%	18.20%	2.11%
Templeton Global Asset Allocation Fund-Class 2	2.03%	14.78%	4.86%
Templeton Global Income Securities Fund-Class 2 **	-4.51%	—	6.50%
Wells Fargo Advantage VT Discovery Fund	7.99%	18.80%	-10.38%
Wells Fargo Advantage VT Opportunity Fund	6.30%	18.67%	2.74%

*	The Variable Account commenced operations on November 6, 2000.
**	Inception Date of subaccount was 11/24/03.

The performance information provided above reflects only the performance of a hypothetical $1000 payment which is allocated to the stated Subaccount during the time period on which the calculations are based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

11

Other Performance Data

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the withdrawal charge will be 0%.

CTR = {ERV/P}- 1

Where:

CTR	=	the cumulative total return net of policy charges for the period.

ERV	=	ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion of the period).

P	=	a hypothetical initial payment of $1,000.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

Adjusted Historical Portfolio Performance Data

We may also disclose “historical” performance data for a portfolio, for periods before the applicable Subaccount of the Variable Account commenced operations. Such performance information will be calculated based on the performance of the portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with a level of policy charges currently in effect.

This type of adjusted historical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the policy is not surrendered (i.e., with no deduction for the withdrawal charge) and assuming that the policy is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable withdrawal charge).

Portfolio information, including historical daily net asset values and capital gains and dividends distributions regarding each portfolio, has been provided by that portfolio. The Subaccount adjusted historical performance data is derived from the data provided by the portfolios. We have no reason to doubt the accuracy of the figures provided by the portfolios. We have not verified these figures.

The charts on the following pages show adjusted historical performance data for the Subaccounts for the periods prior to the inception of the Subaccount, based on performance of the corresponding portfolios since their inception date, with a level of charges equal to those currently assessed under the policy. These figures are not an indication of future performance.

12

Adjusted (Hypothetical) Historic Performance Data

(for Periods before the Variable Subaccounts commenced operations)

AVERAGE ANNUAL TOTAL RETURN

(With Withdrawal Charge)

Subaccount	1 Year to 12/31/05	5 Years to 12/31/05	10 Years to 12/31/05	Inception to 12/31/05	Portfolio Inception Date
AIM V.I. Capital Appreciation Fund – Series I Shares	-1.76%	-6.13%	4.42%	7.38%	05/05/93
AIM V.I. Capital Development Fund – Series I Shares	-1.00%	1.35%	—	4.30%	05/01/98
AIM V.I. Core Equity Fund – Series I Shares	-5.24%	-4.78%	5.87%	7.45%	05/02/94
AIM V.I. Government Securities Fund – Series I Shares	-8.84%	1.17%	3.20%	3.35%	05/05/93
AIM V.I. International Growth Fund – Series I Shares	7.20%	0.96%	5.89%	6.94%	05/05/93
AIM V.I. Technology Fund – Series I Shares	-8.33%	-19.68%	—	0.95%	05/21/97
AIM V.I. Utilities Fund – Series I Shares	6.13%	-5.17%	5.60%	5.77%	01/03/95
Alger American Balanced Portfolio Class O Shares	-2.17%	-0.06%	8.12%	7.60%	09/05/89
Alger American Growth Portfolio – Class O Shares	1.39%	-4.47%	6.95%	11.24%	01/09/89
Alger American Income & Growth Portfolio – Class O Shares	-7.09%	-6.54%	8.39%	8.46%	11/15/88
Alger American Leveraged AllCap Portfolio – Class O Shares	3.77%	-4.86%	8.51%	13.24%	01/25/95
Alger American MidCap Growth Portfolio – Class O Shares	-0.79%	0.81%	9.66%	13.13%	05/03/93
Alger American Small Capitalization Portfolio – Class O Shares	6.17%	-3.08%	1.97%	9.52%	09/21/88
Dreyfus VIF-Appreciation Portfolio – Initial Shares	-6.16%	-3.18%	7.20%	8.50%	04/05/93
Dreyfus VIF-Quality Bond Portfolio – Initial Shares	-8.03%	2.04%	3.86%	5.71%	08/31/90
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	-6.91%	-8.90%	4.36%	6.55%	10/07/93
DWS Dreman High Return Equity VIP – Class A	-2.67%	3.29%	—	4.29%	05/04/98
DWS Dreman Small Cap Value VIP – Class A	-0.37%	12.86%	—	7.85%	05/01/96
DWS Equity 500 Index VIP – Class A	-5.87%	-3.00%	—	2.66%	10/01/97
DWS High Income VIP – Class A	-6.64%	5.42%	4.44%	8.71%	04/06/82
DWS Large Cap Value VIP – Class A	-8.54%	2.21%	—	7.99%	05/01/96
DWS Mid Cap Growth VIP – Class A	4.36%	-6.19%	—	-0.36%	05/03/99
DWS Small Cap VIP – Class A	-6.27%	4.93%	—	4.87%	08/25/97
Evergreen VA Balanced Fund	-5.26%	-1.81%	—	4.66%	03/01/96
Evergreen VA International Equity Fund (Historical)	5.30%	2.91%	—	4.75%	08/17/98
Evergreen VA Special Values Fund	0.14%	9.50%	—	9.67%	05/01/98
MFS® Emerging Growth Series	-1.41%	-10.45%	5.18%	6.52%	07/24/95
MFS® Investors Trust Series	-3.26%	-3.91%	5.80%	6.30%	10/09/95
MFS® High Income Series	-8.35%	3.68%	4.10%	4.37%	07/26/95
MFS® Research Series	-2.78%	-4.89%	5.50%	6.23%	07/26/95
MFS® Total Return Series	-7.70%	1.82%	7.35%	8.89%	01/03/95
MFS® Value Series	-3.91%	—	—	3.85%	01/02/02
Franklin Real Estate Fund-Class 2	2.81%	14.83%	12.20%	10.79%	01/24/89
Franklin Zero Coupon Fund 2010-Class 2	-9.17%	3.86%	4.93%	7.94%	03/14/89
Templeton Foreign Securities Fund-Class 2	-0.45%	0.31%	6.54%	7.81%	05/01/92
Templeton Global Asset Allocation Fund-Class 2	-6.97%	3.42%	7.66%	8.56%	08/24/88
Templeton Global Income Securities Fund-Class 2	-13.51%	8.24%	5.51%	5.88%	01/24/89
Wells Fargo Advantage VT Asset Allocation Fund	-5.56%	-0.52%	6.20%	7.45%	04/15/94
Wells Fargo Advantage VT Discovery Fund	-2.33%	7.04%	6.18%	8.20%	05/08/92
Wells Fargo Advantage VT Opportunity Fund	-2.70%	1.22%	9.89%	11.86%	05/08/92
Wells Fargo Advantage VT Total Return Bond Fund	-8.60%	2.99%	—	3.83%	09/17/99

13

Adjusted (Hypothetical) Historic Performance Data

(for Periods before the Variable Subaccounts commenced operations)

NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

(Assumes no Surrender, and no Withdrawal Charge)

Subaccount	1 Year to 12/31/05	5 Years to 12/31/05	10 Years to 12/31/05	Inception to 12/31/05	Portfolio Inception Date
AIM V.I. Capital Appreciation Fund – Series I Shares	7.24%	-4.15%	4.42%	7.38%	05/05/93
AIM V.I. Capital Development Fund – Series I Shares	8.00%	2.82%	—	4.88%	05/01/98
AIM V.I. Core Equity Fund – Series I Shares	3.76%	-2.91%	5.87%	7.45%	05/02/94
AIM V.I. Government Securities Fund – Series I Shares	0.16%	2.66%	3.20%	3.35%	05/05/93
AIM V.I. International Growth Fund – Series I Shares	16.20%	2.46%	5.89%	6.94%	05/05/93
AIM V.I. Technology Fund – Series I Shares	0.67%	-16.16%	—	1.38%	05/21/97
AIM V.I. Utilities Fund – Series I Shares	15.13%	-3.27%	5.60%	5.77%	01/03/95
Alger American Balanced Portfolio – Class O Shares	6.83%	1.49%	8.12%	7.60%	09/05/89
Alger American Growth Portfolio – Class O Shares	10.39%	-2.63%	6.95%	11.24%	01/09/89
Alger American Income & Growth Portfolio – Class O Shares	1.91%	-4.54%	8.39%	8.46%	11/15/88
Alger American Leveraged AllCap Portfolio – Class O Shares	12.77%	-2.98%	8.51%	13.24%	01/25/95
Alger American MidCap Growth Portfolio – Class O Shares	8.21%	2.31%	9.66%	13.13%	05/03/93
Alger American Small Capitalization Portfolio – Class O Shares	15.17%	-1.33%	1.97%	9.52%	09/21/88
Dreyfus VIF-Appreciation Portfolio – Initial Shares	2.84%	-1.42%	7.20%	8.50%	04/05/93
Dreyfus VIF-Quality Bond Portfolio – Initial Shares	0.97%	3.48%	3.86%	5.71%	08/31/90
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	2.09%	-6.69%	4.36%	6.55%	10/07/93
DWS Dreman High Return Equity VIP – Class A	6.33%	4.66%	—	4.87%	05/04/98
DWS Dreman Small Cap Value VIP – Class A	8.63%	13.82%	—	7.96%	05/01/96
DWS Equity 500 Index VIP – Class A	3.13%	-1.26%	—	3.05%	10/01/97
DWS Small Cap Index VIP – Class A	2.73%	6.22%	—	5.20%	08/25/97
DWS High Income VIP – Class A	2.36%	6.68%	4.44%	8.71%	04/06/82
DWS Large Cap Value VIP – Class A	0.46%	3.64%	—	8.09%	05/01/96
DWS Mid Cap Growth VIP – Class A	13.36%	-4.21%	—	0.68%	05/03/99
Evergreen VA Balanced Fund	3.74%	-0.14%	—	4.79%	03/01/96
Evergreen VA International Equity Fund (Historical)	14.30%	4.30%	—	5.35%	08/17/98
Evergreen VA Special Values Fund	9.14%	10.59%	—	10.09%	05/01/98
MFS® Emerging Growth Series	7.59%	-8.09%	5.18%	6.52%	07/24/95
MFS® Investors Trust Series	5.74%	-2.10%	5.80%	6.30%	10/09/95
MFS® High Income Series	0.65%	5.03%	4.10%	4.37%	07/26/95
MFS® Research Series	6.22%	-3.01%	5.50%	6.23%	07/26/95
MFS® Total Return Series	1.30%	3.27%	7.35%	8.89%	01/03/95
MFS® Value Series	5.09%	—	—	5.70%	01/02/02
Franklin Real Estate Fund-Class 2	11.81%	15.73%	12.20%	10.79%	01/24/89
Franklin Zero Coupon Fund 2010-Class 2	-0.17%	5.20%	4.93%	7.94%	03/14/89
Templeton Foreign Securities Fund-Class 2	8.55%	1.84%	6.54%	7.81%	05/01/92
Templeton Global Asset Allocation Fund-Class 2	2.03%	4.78%	7.66%	8.56%	08/24/88
Templeton Global Income Securities Fund-Class 2	-4.51%	9.38%	5.51%	5.88%	01/24/89
Wells Fargo Advantage VT Asset Allocation Fund	3.44%	1.06%	6.20%	7.45%	04/15/94
Wells Fargo Advantage VT Discovery Fund (Historical)	6.67%	8.23%	6.18%	8.20%	05/08/92
Wells Fargo Advantage VT Opportunity Fund	6.30%	2.70%	9.89%	11.86%	05/08/92
Wells Fargo Advantage VT Total Return Bond Fund	0.40%	4.37%	—	4.73%	09/17/99

The performance information provided on the previous page reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Subaccount during the time period on which the calculations are based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

14

Federal Tax Matters

Taxation of United Investors

United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the “Code”). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies

Section 817(h) of the Code provides that the investments of the Variable Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios’ assets may be invested. United Investors does not control any of the Funds or their Portfolios’ investments. However, it has entered into an agreement regarding participation in each Fund, which requires each participating Portfolio of the Funds to be operated in compliance with the diversification requirements prescribed by the Treasury.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policy, we believe that the owner of a policy should not be treated as the owner of the assets of the Variable Account. We reserve the right to modify the policy to bring it into conformity with applicable standards should such modification be necessary to prevent the owner of a policy from being treated as the owner of the underlying assets of the Variable Account.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity benefit date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (b) if any Owner dies prior to the annuity benefit date, the entire interest in the Policy will be distributed within five years after the date of that Owner’s death.

These requirements will be considered satisfied as to any portion of the Owner’s interest that is payable as annuity payments which will begin within one year of that Owner’s death and which will be made over the life of the Owner’s designated Beneficiary or over a period not extending beyond his life expectancy. See “Required Distributions” in the prospectus.

If the Owner’s designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

15

Addition, Deletion or Substitution of Investments

United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares that are held by the Variable Account (or any Subaccount) or that the Variable Account (or any Subaccount) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of any of the funds or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Subaccount. United Investors will not substitute any shares attributable to a Policyowner’s interest in a Subaccount of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

United Investors also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in a new Portfolio, or in shares of another investment company or suitable investment, with a specified investment objective. New Subaccounts may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Subaccount will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

Distribution of the Policy

United Securities Alliance, Inc., Financial Plaza A, 7730 East Belleview Ave., Suite AG-9, Greenwood Village, Colorado, is the principal underwriter of the policies. United Securities Alliance, Inc. is a corporation organized under the laws of the state of Nevada in 1994. The underwriter is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The policies are not available in all states.

The policies are offered to the public through broker-dealers (“selling firms”) licensed under the federal securities laws and state insurance laws. United Investors and the underwriter may enter into written sales agreements with various broker-dealers to aid in the sale of the policies. Commissions are paid to the selling firms under their respective agreements with United Securities or United Investors.

We may pay the selling firms additional amounts for: (1) “preferred product” treatment of the policies in its marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for its sales representatives; and (4) other sales expenses incurred by a selling firm. We may make bonus payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

16

The following sales compensation was paid with respect to the policies during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid*
2003	$374,705.50
2004	$585,953.02
2005	$414,656.66

*	Includes sales compensation paid to registered persons of United Securities Alliance, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

The offering of the Policies is continuous, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies.

Safekeeping of Variable Account Assets

United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from United Investors’ general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.

State Regulation

United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and a full examination of United Investors’ operations is conducted periodically by the Missouri Department of Insurance.

In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.

Records and Reports

All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

17

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2005 and 2004 and the related statements of operations, comprehensive income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2005 and the balance sheets of the portfolios of Titanium Annuity Variable Account as of December 31, 2005 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2005 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6678.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Other Information

A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus or this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the documents themselves or to the instruments filed with the U.S. Securities and Exchange Commission.

Financial Statements

The financial statements of United Investors, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

18

United Investors Life

Insurance Company

Financial Statements as of December 31,

2005 and 2004, and for the Years Ended

December 31, 2005, 2004, and 2003, and

Independent Auditors’ Report

UNITED INVESTORS LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

United Investors Life Insurance Company:

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2005 and 2004, and the related statements of operations, comprehensive income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. United Investors is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of United Investors’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, in 2004 United Investors changed its method of accounting for guaranteed minimum policy benefits in accordance with Statement of Position 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In addition, as described in Note 1 to the financial statements, in 2003 United Investors changed its method of accounting for an embedded derivative in a modified coinsurance agreement in accordance with Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2006

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2005 AND 2004

(Dollar amounts in thousands, except per-share data)

	2005	2004
ASSETS

INVESTMENTS:
Fixed maturities, available for sale, at fair value (amortized cost; 2005—$833,219, 2004—$808,091)	$871,781	$869,904
Preferred stock of affiliate—at fair value which approximates cost	240,412	240,412
Policy loans	26,606	25,526
Other long-term investments	16,961	21,769
Short-term investments	13,867	11,927

Total investments	1,169,627	1,169,538

ACCRUED INVESTMENT INCOME (Includes amounts from affiliates; 2005—$477, 2004—$477)	15,537	15,099

RECEIVABLES	4,387	5,677

DUE FROM AFFILIATE (Includes funds withheld on reinsurance; 2005—$409,605, 2004—$409,129)	432,993	417,130

DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED—net	219,717	229,307

GOODWILL	26,628	26,628

PROPERTY AND EQUIPMENT—net	87	129

OTHER ASSETS	668	523

SEPARATE ACCOUNT ASSETS	1,560,391	1,594,278

TOTAL	$3,430,035	$3,458,309

(Continued)

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2005 AND 2004

(Dollar amounts in thousands, except per-share data)

	2005	2004
LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES:
Policy liabilities:
Future policy benefits (includes reserves assumed from affiliates; 2005—$419,733, 2004—$418,500)	$996,571	$998,375
Unearned and advance premiums	1,975	2,026
Other policy benefits	12,451	10,799

Total policy liabilities	1,010,997	1,011,200

Deferred and accrued income taxes	119,990	133,058
Other liabilities	12,347	12,092
Due to affiliates	17,459	5,305
Separate account liabilities	1,560,391	1,594,278

Total liabilities	2,721,184	2,755,933

SHAREHOLDERS’ EQUITY:
Common stock, par value $6 per share authorized, issued and outstanding, 500,000 shares	3,000	3,000
Additional paid-in capital	351,860	351,556
Accumulated other comprehensive income	21,642	34,736
Retained earnings	332,349	313,084

Total shareholders’ equity	708,851	702,376

Total liabilities and shareholders’ equity	$3,430,035	$3,458,309

See notes to financial statements.	(Concluded)

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(Dollar amounts in thousands)

	2005	2004	2003
REVENUE:
Premium income	$78,220	$81,857	$83,724
Policy charges and fees	46,581	49,576	53,452
Net investment income (includes amounts from affiliates (2005—$16,249, 2004—$16,246, 2003—$16,282))	72,847	71,693	71,701
Realized investment gains (losses) (includes amounts from affiliates (2005—$(4,808), 2004—$7,932, 2003—$6,234))	(6,437)	7,929	(3,262)
Other income	29,864	24,998	26,843

Total revenue	221,075	236,053	232,458

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	67,103	68,594	67,430
Annuity	26,337	27,676	31,661

Total policy benefits	93,440	96,270	99,091

Amortization of deferred acquisition costs and value of insurance purchased	25,543	28,207	32,262
Commissions and premium taxes	5,496	6,107	6,589
Other operating expenses	7,429	11,124	8,285

Total benefits and expenses	131,908	141,708	146,227

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	89,167	94,345	86,231
INCOME TAXES	15,502	22,832	22,703

NET INCOME BEFORE THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	73,665	71,513	63,528

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLES (Less applicable income tax benefit of $3,857 in 2004, and income tax expense of $7,025 in 2003)	—	(7,163)	13,046

NET INCOME	$73,665	$64,350	$76,574

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(Dollar amounts in thousands)

	2005	2004	2003
Net income	$73,665	$64,350	$76,574
Other comprehensive income (loss):
Unrealized investment gains (losses):
Unrealized investment gains (losses) on securities:
Unrealized holding gains (losses) arising during period	(26,740)	(2,196)	32,597
Reclassification adjustment for (gains) losses on securities included in net income	1,629	3	(2,972)
Reclassification adjustment for amortization of premium	1,862	1,841	1,782

	(23,249)	(352)	31,407
Unrealized gains (losses), adjustment to deferred acquisition costs	3,104	(24)	(3,858)

Total unrealized gains (losses)	(20,145)	(376)	27,549
Applicable income tax benefit (expense)	7,051	131	(9,642)

Other comprehensive income (loss)	(13,094)	(245)	17,907

Comprehensive income	$60,571	$64,105	$94,481

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
BALANCE—January 1, 2003	$3,000	$351,408	$17,074	$263,060	$634,542
Comprehensive income			17,907	76,574	94,481
Dividends				(26,900)	(26,900)
Exercise of stock options		68			68

BALANCE—December 31, 2003	3,000	351,476	34,981	312,734	702,191
Comprehensive income			(245)	64,350	64,105
Dividends				(64,000)	(64,000)
Exercise of stock options		80			80

BALANCE—December 31, 2004	3,000	351,556	34,736	313,084	702,376
Comprehensive income			(13,094)	73,665	60,571
Dividends				(54,400)	(54,400)
Exercise of stock options		304			304

BALANCE—December 31, 2005	$3,000	$351,860	$21,642	$332,349	$708,851

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(Dollar amounts in thousands)

	2005	2004	2003
OPERATING ACTIVITIES:
Net income	$73,665	$64,350	$76,574
Adjustments to reconcile net income to net cash provided from operations:
Increase in future policy benefits	1,122	30,539	104,166
Increase in other policy liabilities	1,601	207	1,412
Deferral of policy acquisition costs	(12,849)	(18,959)	(13,324)
Amortization of deferred acquisition costs and value of insurance purchased	25,543	32,361	32,262
Change in deferred and accrued income taxes	(6,017)	(2,031)	15,277
Depreciation and amortization	1,905	1,913	1,875
Realized (gains) losses on sale of investments and properties	6,437	(7,929)	3,262
Change in accounting principle	—	11,020	(20,071)
Change in funds withheld on reinsurance	(476)	(34,959)	(109,708)
Other accruals and adjustments	(3,578)	336	(2,908)

Net cash provided by operating activities	87,353	76,848	88,817

INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale—sold	5,915	5,404	36,156
Fixed maturities available for sale—matured, called, and repaid	54,407	58,725	60,741

Total investments sold or matured	60,322	64,129	96,897

Acquisition of investments:
Fixed maturities—available for sale	(88,941)	(74,264)	(179,755)
Net increase in policy loans	(1,080)	(1,468)	(951)

Total acquisition of investments	(90,021)	(75,732)	(180,706)

Net (increase) decrease in short-term investments	(1,940)	(4,486)	2,843

Net change in receivable for securities	1,611	1,391	2,943

Additions of properties	—	—	(16)

Net cash used in investing activities	(30,028)	(14,698)	(78,039)

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(54,400)	(64,000)	(26,900)
Funds loaned to affiliates	(110,800)	(85,000)	(106,000)
Funds repaid by affiliates	110,800	85,000	106,000
Funds borrowed from affiliates	104,600	78,500	112,000
Funds repaid to affiliates	(104,600)	(78,500)	(112,000)
Net (payments) receipts from deposit product operations	(2,925)	1,850	16,122

Net cash used in financing activities	(57,325)	(62,150)	(10,778)

NET INCREASE (DECREASE) IN CASH

CASH—Beginning of year	—	—	—

CASH—End of year	$—	$—	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

(Dollar amounts in thousands, except per-share data)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business—United Investors Life Insurance Company (“United Investors”) is a life insurer licensed in 49 states. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

Estimates—In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in amortizing deferred acquisition costs, and in determining the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Basis of Presentation—The accompanying financial statements include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (“TMK”). United Investors is owned by Liberty National Life Insurance Company (“Liberty National”) (81.18%) and TMK (18.82%). Liberty National is a wholly owned TMK subsidiary. The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

Investments—United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of the fair value of the embedded derivative related to United Investors’ modified coinsurance agreement.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2005, 2004, and 2003, included approximately $34,106, $33,966, and $35,211, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Impairment of Investments—In March 2004, the Emerging Issues Task Force reached a consensus concerning Issue 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to

Certain Investments (“EITF 03-1”). It calls for evaluation of all of United Investors’ fixed-maturity and equity investments for other-than-temporary impairment each reporting period using a three-step approach. First, evaluate if the investment is impaired (fair value is less than cost or amortized cost). Second, determine whether the impairment is other-than-temporary. While specific procedures are outlined, this step requires considerable evidence-based judgment as to the ultimate recoverability of amounts due, taking into account the severity and duration of the impairment. An assessment of the ability and intent to hold the security to recovery is also a factor. In the event there is an other-than-temporary impairment, the third step involves a write-down of the cost basis of the security to fair value, which becomes the new cost basis. EITF 03-1 also calls for certain disclosures.

This new accounting rule was to be effective for United Investors beginning July 1, 2004. However, in the third quarter of 2004, the FASB deferred the effective date of certain portions of this rule until it could be further considered. The portions deferred related to steps two and three in the impairment analysis above. In November, 2005, the FASB released FASB Staff Position 115-1 and 124-1, The Meaning of Other Than-Temporary Impairment and Its Application to Certain Investments, providing further guidance on the impairment issues. This document is effective for United Investors as of January 1, 2006. It essentially retains the three-step model of EITF 03-1, replacing only the step two procedures with guidance previously in effect before EITF 03-1 was issued. This guidance was historically utilized by United Investors in evaluating other-than-temporary impairment. The disclosures called for by EITF 03-1 were maintained, and appear in Note 3-Investments. At the present time, United Investors evaluates securities for other-than-temporary impairment as described in Note 3. If a security is determined to be other-than-temporarily impaired, the cost basis of the security is written down to fair value and is treated as a realized loss. Historically, investment income on other-than-temporarily impaired investments which is past due has not been recorded until received. Under the new FSP, the written-down security will be amortized and revenue recognized in accordance with estimated future cash flows.

Determination of Fair Values of Financial Instruments—Fair values for cash, short-term investments, receivables and payables approximate carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Policy loans, which have indeterminate maturities and bear interest at rates ranging from 4% to 8%, are an integral part of the life insurance policies which United Investors has in force and, in United Investors’ opinion, cannot be valued separately.

Cash—Cash consists of balances on hand and on deposit in banks and financial institutions.

Embedded Derivative—In April 2003, the FASB issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). Issue B36 was effective for United Investors as of October 1, 2003. Issue B36 concluded that certain modified coinsurance agreements include an embedded derivative. United Investors has such an agreement. United Investors’ “Due from Affiliates” includes funds withheld on reinsurance agreements. These amounts represent funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, in accordance with Issue B36, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as “Other Long-Term Investments” on the balance sheet. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in the cash flows of the underlying annuity contracts, changes in interest rates, and changes in credit risks of the assets held by the ceding company. Upon adoption of Issue B36 at October 1, 2003, United Investors recorded an asset in the amount of $20,071 for this embedded derivative. The establishment of this asset has been recorded as an after-tax cumulative effect of a change in accounting principle of $13,046 in the 2003 statement of operations.

Recognition of Premium Revenue and Related Expenses—Premiums for insurance contracts, which are not defined as universal life-type contracts according to the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (“SFAS”) No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS No. 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). Variable life and annuity products are also assessed an investment management fee and a sales charge. Life premium includes policy charges of $22,071, $22,094, and $22,386 for the years ended December 31, 2005, 2004, and 2003, respectively. Other premium includes annuity policy charges for the years ended December 31, 2005, 2004, and 2003, of $24,510, $27,482, and $31,066, respectively. Profits are also earned to the extent that investment income exceeds policy liability requirements. The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits—The liability for future policy benefits for universal life-type products and annuities according to SFAS No. 97 is represented by policy account value. The liability for future policy benefits for all other life products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were considered appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience with similar products. For the majority of United Investors’ insurance products, the assumptions used were those considered to be appropriate at the time the policies were issued. Once established, assumptions are generally not changed. An additional provision is made on most products to allow for possible adverse deviation from the assumptions assumed. These estimates are periodically reviewed and compared with actual experience. If it is determined that future experience will probably differ significantly from that previously assumed, the estimates are revised. Additionally, significantly different assumptions could result in materially different reported amounts.

Deferred Acquisition Costs and Value of Insurance Purchased—The costs of acquiring new insurance business are generally deferred and recorded as an asset. Deferred acquisition costs consist primarily of sales commissions and other underwriting costs of new insurance sales. Additionally, deferred acquisition costs include the value of insurance purchased, which are the costs of acquiring blocks of insurance from other companies or through the acquisition of other companies. Deferred acquisition costs and the value of insurance purchased are amortized in a systematic manner which matches these costs with the associated revenues. Policies other than universal life-type policies are amortized with interest over the estimated premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. Limited-payment contracts are amortized over the contract period. Universal life-type policies are amortized with interest in proportion to estimated gross profits. The assumptions used to amortize acquisition costs with regard to interest, mortality and persistency are consistent with those used to estimate the liability for future policy benefits. For interest-sensitive and deposit-balance type products, these assumptions are reviewed on a regular basis and are revised if actual experience differs significantly from original expectations. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing. These tests ensure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. These cash flows consist primarily of premium income, less benefits and expenses taking inflation into account. The present value of these cash flows, less the benefit reserve, is then compared with the unamortized deferred acquisition cost balance. In the event the estimated present value of net cash flows is less, this deficiency would be charged to expense as a component of amortization and the asset balance is reduced by a like amount. Different assumptions with regard to deferred acquisition costs could produce materially different amounts of amortization.

Policy Claims and Other Benefits Payable – United Investors establishes a liability for known policy benefits payable and an estimate of claims that have been incurred but not yet reported to the Company. The estimate of unreported claims is based on prior experience. United Investors makes an estimate after careful evaluation of all information available to the Company. However, there is no certainty the stated liability for claims and other benefits, including the estimate of unsubmitted claims, will be United Investors’ ultimate obligation.

Separate Accounts—Separate accounts have been established in connection with United Investors’ variable life and annuity businesses. The investments held for the benefit of contract holders (stated at fair value) are reported as “Separate account assets” and the corresponding deposit balance liabilities are reported as “Separate account liabilities.” The separate account investment portfolios and liabilities are segregated from United Investors’ other assets and liabilities and these assets are invested in mutual funds of various unaffiliated mutual fund providers. Deposit collections, investment income, and realized and unrealized gains and losses on separate accounts accrue directly to the contract holders. Therefore, these items are added to the separate account balance and are not reflected in income. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in premium revenues.

Guaranteed Minimum Policy Benefits—United Investors’ variable annuity contracts generally provide contractual guarantees in the event of death of the contract holder to at least provide the return of the total deposits made to the contract, net of withdrawals. In some cases, they provide other additional minimum amounts.

In 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”), which was adopted by United Investors on January 1, 2004. This Statement covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. The primary issue in the Statement affecting United Investors is the accounting for liabilities for certain guaranteed minimum policy benefits on United Investors’ variable annuities. Upon adoption, United Investors established a liability for these guaranteed minimum policy benefits in the amount of $8,244 and wrote down deferred acquisition costs in the amount of $2,776. As a result, United Investors recorded a charge in the amount of $11,020 before tax ($7,163 after tax) to reflect the guaranteed benefits. This charge was reported as a cumulative effect of a change in accounting principle in the 2004 statement of operations.

Subsequent to adoption, the liability for these minimum guarantees is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. United Investors regularly evaluates estimates used. If actual experience or other evidence suggests that earlier assumptions should be revised, United Investors adjusts the additional liability balance with a related charge or credit to benefit expense.

The liability for United Investors’ guaranteed minimum death benefits on its variable products are determined using actuarial methods and assumptions including mortality, lapses, and interest.

Periodically, these assumptions are “unlocked” or revised. During 2005, the assumptions to calculate these guaranteed minimum death benefits were unlocked. At September 30, 2005, United Investors determined these guaranteed minimum death benefits using 200 representative economic scenarios along with the following assumptions:

•	Mortality—80% of the 1994 Minimum Guaranteed Death Benefit mortality tables

•	Lapse rate—5% per year

•	Discount rate—6%

All of United Investors guaranteed minimum death benefits provide contractual guarantees in the event of death of the contract holder (or in some cases the annuitant). These benefits provide at least a return of the total deposits made to the contract, adjusted for withdrawals. Under certain conditions, they also provide that the benefit will not be less than the highest contract value on certain specified anniversaries, adjusted for additional deposits and withdrawals after those anniversaries.

At December 31, 2005, the separate account liability balance subject to guaranteed minimum benefits was $1.4 billion. The net amount at risk, which is defined as the current minimum guaranteed death benefit in excess of the current account balance, was $51 million. The weighted-average attained age of contract holders was 65 years. The assets supporting the separate accounts with the additional guaranteed benefit liabilities were invested solely in mutual funds of unaffiliated mutual fund providers.

The amount of liabilities and the incurred and paid amounts for 2005 were:

Amount
Balance—January 1, 2005	$3,676
Incurred guaranteed benefits	1,773
Paid guaranteed benefits	(2,299)

Balance—December 31, 2005, before unlocking	3,150
Adjustments due to unlocking	372

Balance—December 31, 2005, after unlocking	$3,522

The unlocking of assumptions also resulted in an increase in the associated deferred acquisition cost assets of approximately $1,000. The net effect of the unlocking was an increase in reported income of $347.

Income Taxes—Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Interest Expense—Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment—Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets which range from two to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill—The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, goodwill is subject to annual impairment testing based on the procedures outlined in the Statement. Amortization of goodwill is not permitted. United Investors tested its goodwill annually in each of the years 2003 through 2005. As a result of the tests, United Investors’ goodwill was not impaired in any of the periods. Therefore, United Investors continues to carry its goodwill at the January 1, 2003, balance of $26,628.

Stock Options—Certain employees of United Investors have been granted options to buy shares of TMK common stock, generally at the market value of the stock on the date of grant, under the provisions of various TMK stock option plans. United Investors accounts for employee stock options in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation—Transition, which defines a “fair value method” of measuring and accounting for compensation expense from employee stock options. This standard also allows accounting for such options under the “intrinsic value method” in accordance with Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”) and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings and earnings per share are required as if the fair value method of accounting was applied.

United Investors has elected to account for employee stock options under the intrinsic value method as outlined in APB 25, and has therefore computed the required pro forma earnings disclosures utilizing the fair value method. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options. Compensation expense is based on these values. The expense is then reflected as a charge to pro forma earnings over the option vesting period. Under the intrinsic value method, compensation expense for United Investors’ employee option grants under the TMK stock options plans is only recognized if the exercise price of the employee stock option is less than the market price of the underlying common stock on the date of grant.

United Investors’ pro forma earnings information is presented in the following table. The effects of applying SFAS 123 in the pro forma disclosures are not necessarily indicative of future amounts.

	Year Ended December 31
	2005	2004	2003
Net income as reported	$73,665	$64,350	$76,574
After tax effect of stock-based compensation—fair value method	(308)	(88)	(98)

Pro forma net income	$73,357	$64,262	$76,476

In the second quarter of 2005, United Investors executed a voluntary option exercise and restoration program whereby directors and employees exercised their vested options and received a lesser number of new grants at the then current market price. All of these options vested during 2005. As a result of this transaction, United Investors incurred $180 in pro forma after-tax option expense in 2005. Additionally, a grant to executives made in December 2004, vested in June 2005. This grant accounted for $79 of 2005 after-tax pro forma expense.

In December 2004, the FASB revised Statement 123, Share-Based Payment (Statement 123R), originally effective for United Investors as of July 1, 2005. In April, 2005, the Securities and Exchange Commission deferred the effective date applicable to United Investors to January 1, 2006. This Statement will require United Investors to record an expense in the financial statements for stock options based on the “fair value method,” as presented in the pro forma disclosure above. While restatement of prior periods is permitted, the Statement also permits a “modified prospective” method of adoption, whereby the expense of all unvested options as of January 1, 2006, and options granted subsequent to January 1, 2006, are expensed in accordance with the Statement after that date and prior years are not restated. United Investors will elect the modified prospective method of adoption. United Investors plans to continue to use the Black Scholes model to value its options under SFAS 123R.

The new Statement will cause minor changes to the option expense computations for United Investors going forward from the pro forma expense computation previously reported as follows:

1)	forfeiture credits are estimated at the time of grant instead of being reported when incurred.

2)	if an option fully vests upon an optionee’s retirement, the expense is accelerated to the earlier retirement date rather than the option’s normal vesting date as previously recorded.

3)	if the deferred tax benefits recorded in connection with option exceeds the actual tax benefit realized upon exercise and the cumulative pool of such actual tax benefits allowed by the Statement, there would be an additional charge for such excess taxes.

Had these rules been in effect in each of the three years ended December 31, 2005, option expense would not have varied materially from the pro forma results presented above. Furthermore, United Investors does not expect any of these new rules to materially affect option expense in future periods from that presented in the pro forma results, after removing the additional pro forma expense for the options granted in May, 2005 and in December, 2004 described above. The Company presently estimates 2006 after-tax stock option expense to be approximately $36.

Reclassifications— Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders’ equity or net income during the periods involved.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and capital and surplus on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Capital and Surplus at December 31
2005	2004	2003	2005	2004
$72,653	$54,362	$63,047	$298,649	$206,276

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2005, in compliance with all regulations were $410,201. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $74,456 in 2006, which represents net gain on a statutory basis before realized gains and losses.

The State of Missouri requires that a risk based capital formula be applied to all life and health insurers. The risk-based capital (“RBC”) formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2005 and 2004.

3.	INVESTMENTS

Investment income is summarized as follows:

	2005	2004	2003
Fixed maturities	$56,518	$55,195	$53,899
Policy loans	1,819	1,717	1,654
Other long-term investments	62	74	2,009
Short-term investments	252	121	180
Interest and dividends from affiliates	16,249	16,246	16,282

	74,900	73,353	74,024

Less investment expense	(2,053)	(1,660)	(2,323)

Net investment income	$72,847	$71,693	$71,701

Analysis of gains (losses) from investments—
Realized investment gains (losses):
Fixed maturities	$(1,629)	$(3)	$2,972
Change in derivative value	(4,808)	7,932	(6,234)

	$(6,437)	$7,929	$(3,262)

A summary of fixed maturities available for sale by amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2005 and 2004, is as follows:

2005	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$5,763	$83	$(11)	$5,835
Government-Sponsored Enterprise	17,438	—	(190)	17,248
GNMA’s	4,863	334	—	5,197
Other mortgage-backed securities	4,817	273	—	5,090
Foreign governments	1,210	422	—	1,632
Public utilities	86,097	5,723	—	91,820
Industrial and miscellaneous	561,887	28,786	(2,829)	587,844
Asset-backed securities	4,851	48	(10)	4,889
Redeemable preferred stocks	146,293	7,431	(1,498)	152,226

Total fixed maturities	$833,219	$43,100	$(4,538)	$871,781

2004	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$4,402	$154	$(27)	$4,529
Government-Sponsored Enterprises	9,964	30	—	9,994
GNMA’s	7,476	610	—	8,086
Other mortgage-backed securities	5,026	542	—	5,568
Foreign governments	1,243	385	—	1,628
Public utilities	121,697	10,235	(216)	131,716
Industrial and miscellaneous	518,828	40,106	(956)	557,978
Asset-backed securities	4,875	50	(10)	4,915
Redeemable preferred stocks	134,580	11,376	(466)	145,490

Total fixed maturities	$808,091	$63,518	$(1,675)	$869,904

A schedule of fixed maturities by contractual maturity at December 31, 2005, is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value
Fixed maturities available for sale:
Due in one year or less	$27,587	$27,933
Due after one year through five years	197,292	204,903
Due after five years through ten years	114,397	120,723
Due after ten years	479,412	503,046

	818,688	856,605
Mortgage-backed and asset-backed securities	14,531	15,176

	$833,219	$871,781

Proceeds from sales of fixed maturities available for sale were $5,915 in 2005, $5,404 in 2004, and $36,156 in 2003. Gross gains realized on these sales were $3 in 2005, $264 in 2004, and $4,610 in 2003. Gross losses realized on these sales were $2,987 in 2005, $49 in 2004, and $2,363 in 2003.

No sales of equity securities occurred in 2005, 2004, and 2003.

During the years ended December 31, 2005, 2004, and 2003, United Investors realized no losses related to declines in fair value of certain available for sale investments that management deemed to be other than temporary.

United Investors’ portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value as temporary even in periods exceeding one year. In certain circumstances, however, it may become apparent that the principal of an investment may not be recoverable, generally due to factors specific to an individual issuer and not market interest rates. In this event, United Investors classifies such investments as other-than-temporarily impaired and writes the investment down to fair value, realizing an investment loss. The determination that a security is other-than-temporarily impaired is highly subjective and involves the careful consideration of many factors. These factors include:

•	Default on a payment

•	Issuer has declared bankruptcy

•	Severe deterioration in market value

•	Deterioration in credit quality as indicated by credit ratings

•	Issuer having serious financial difficulties as reported in the media

•	News releases by issuer

•	Information disseminated through the investment community

•	Length of time (duration) security has been impaired

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security. As of December 31, 2005, United Investors has no information available to cause it to believe that any of its investments are other-than-temporarily impaired.

The following table discloses unrealized investment losses by class of investment at December 31, 2005 and 2004. United Investors considers these investments to be only temporarily impaired.

	Analysis of Gross Unrealized Investment Losses
	At December 31, 2005
	Less than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
U.S. government and agency	$—	$—	$2,258	$(11)	$2,258	$(11)
Government-Sponsored Enterprise	17,248	(190)	—	—	17,248	(190)
Corporates	108,713	(3,437)	17,205	(900)	125,918	(4,337)

Total fixed maturities	$125,961	$(3,627)	$19,463	$(911)	$145,424	$(4,538)

	Analysis of Gross Unrealized Investment Losses
	At December 31, 2004
	Less than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
U.S. government and agency	$2,261	$(27)	$—	$—	$2,261	$(27)
Corporates	36,157	(872)	21,756	(776)	57,913	(1,648)

Total fixed maturities	$38,418	$(899)	$21,756	$(776)	$60,174	$(1,675)

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs (“DAC”) and value of insurance purchased (“VOBA”) is as follows:

	DAC and VOBA
	2005	2004	2003
Balance—beginning of year	$229,307	$245,485	$268,281
Additions:
Deferred during period:
Commissions	9,520	13,854	17,245
Return of commissions (1)	—	—	(10,857)
Other expenses	3,329	5,105	6,936

Total deferred	12,849	18,959	13,324
Deductions:
Amortized during period	(26,403)	(28,207)	(32,262)
Unlocking adjustment (2)	860	(4,130)	—
Adoption of SOP 03-01	—	(2,776)	—
Adjustment attributable to unrealized investment gains (3)	3,104	(24)	(3,858)

Total deductions	(22,439)	(35,137)	(36,120)

Balance—end of year	$219,717	$229,307	$245,485

(1)	In 2003, $10,857 in disputed commissions paid in prior years to Waddell & Reed were returned in settlement. This amount reduced deferred commissions.
(2)	The unlocking adjustment resulted from revisions to actuarial assumptions related to guaranteed minimum policy benefits in United Investors’ variable annuity business.
(3)	Represents amounts pertaining to investments relating to universal life-type products.

The balance at end of year in the table above includes unamortized VOBA of $1,395, $1,446, and $1,509 at December 31, 2005, 2004, and 2003, respectively. The amount of interest accrued on the unamortized balance of VOBA was approximately $85, $89, and $92 for the years ended December 31, 2005, 2004, and 2003, respectively. The average interest accrual rate used was 6.00% for the three-year period, 2003 to 2005. The estimated amount of the unamortized VOBA at December 31, 2005, to be amortized during each of the next five years is 2006—$56; 2007—$54; 2008—$51; 2009—$49 and 2010—$47.

In the event of lapses or early withdrawals in excess of those assumed, DAC may not be recoverable.

5.	PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	2005		2004
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$595	$583	$595	$556
Furniture and office equipment	1,075	1,000	1,075	985

Total	$1,670	$1,583	$1,670	$1,541

Depreciation expense on property and equipment was $42, $72, and $93 for each of the years 2005, 2004, and 2003, respectively.

6.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2005, is as follows:

Interest assumptions:

	Individual Life Insurance
Years of Issue	Interest Rates	Percent of Liability
1962–2003	3.00% to 6.00%	35.6%
1986–1992	7.00% graded to 6.00%	20.8
1962–1985	8.50% graded to 6.00%	1.1
1981–1985	8.50% graded to 7.00%	0.1
1984–2003	Interest sensitive	42.4

		100.0%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965–70 Select and ultimate table

1975–80 Select and ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

The components of income taxes were as follows:

	Year Ended December 31
	2005	2004	2003
Income tax expense	$15,502	$22,832	$22,703
Shareholders’ equity:
Unrealized investment gains (losses)	(7,051)	(131)	9,642
Tax basis compensation expense (from the exercise of stock options ) recognized for financial reporting purposes	(304)	(80)	(68)
Change in accounting principles	—	(3,857)	7,025

	$8,147	$18,764	$39,302

Income tax expense consists of:

	Year Ended December 31
	2005	2004	2003
Current income tax expense	$7,906	$13,503	$20,053
Deferred income tax expense	7,596	9,329	2,650

	$15,502	$22,832	$22,703

The effective income tax rate differed from the expected statutory rate of 35% in 2005, 2004, and 2003, as shown below:

	Year Ended December 31
	2005	%	2004	%	2003	%
Expected income taxes	$31,208	35%	$33,021	35%	$30,181	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(7,008)	(8)	(6,596)	(7)	(7,484)	(9)
Tax settlements	(12,327)	(14)	—	—	—	—
Other	3,629	4	(3,593)	(4)	6

Income tax expense	$15,502	17%	$22,832	24%	$22,703	26%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31
	2005	2004	2003
Deferred tax assets—present value of future policy surrender charges	$12,586	$16,159	$20,181

Total gross deferred tax assets	12,586	16,159	20,181

Deferred tax liabilities:
Unrealized investment gains	11,654	18,705	18,836
Future policy benefits and unearned and advance premiums	54,595	46,424	42,090
Deferred acquisition costs	59,844	63,090	68,431
Other	7,164	8,066	5,609

Total gross deferred tax liabilities	133,257	136,285	134,966

Net deferred tax liability	$120,671	$120,126	$114,785

United Investors’ Federal Income tax returns are routinely audited by the Internal Revenue Service (IRS). In the fourth quarter of 2005, the Appeals division of the IRS and TMK agreed to settle all issues with respect to the Company’s 1996 and 1997 tax years. As a result, United Investors recorded a $12,327 tax benefit in 2005 to reflect the impact of this settlement on the tax years covered by the examination as well as other years prior to 2005 to which these issues apply. The benefit relates primarily to United Investors’ computation of the dividends received deduction on its separate accounts and the amount of the life insurance reserves for income tax purposes. The IRS has completed its examinations of United Investors’ 1998-2002 income tax returns, with most of the proposed adjustments being referred to Appeals. The Federal income tax returns for 2003 and 2004 are not currently under examination. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from the completed examinations, future tax examinations, and other tax-related matters for all open tax years.

A tax deferred component of statutory income accumulated prior to 1984 in a “policyholders’ surplus account” is not taxable unless it exceeds certain statutory limitations or is distributed to shareholders. As of December 31, 2004, United Investors had not recognized a deferred tax liability of approximately $2.2 million that related to this accumulated income as management considered the situations causing taxation of the account to be remote. During 2004, the American Jobs Creation Act of 2004 amended Federal income tax law to permit life insurance companies to distribute amounts from policyholders’ surplus accounts in 2005 and 2006 without incurring Federal income tax on the distributions. United Investors distributed to Liberty National Life, its parent company, all the amounts held in its policyholders’ surplus account in 2005, thereby permanently eliminating this potential tax liability for tax years after 2004.

The net deferred tax liability is included as a component of deferred and accrued income taxes on the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by the Company. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

8.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans—United Investors participates in retirement benefit plans and savings plans sponsored by Liberty National and TMK, which cover substantially all employees. There is also a nonqualified, noncontributory excess benefit pension plan which covers certain employees. The total cost of these retirement plans charged to United Investors’ operations was as follows:

Years Ended December 31	Defined Contribution Plans	Defined Benefit Pension Plans
2005	$40	$33
2004	23	130
2003	82	188

United Investors accrues expense for the defined contribution plans based on a percentage of the employees’ contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. All plan measurements for the defined benefit plans are as of December 31 of the respective year. The defined benefit pension plans covering the majority of employees are funded. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. As of December 31, 2005, United Investors estimates that a contribution amount not to exceed $15,000 will be made by TMK to the defined benefit pension plan during 2006.

Plan assets in the funded plans consist primarily of investments in marketable fixed maturities and equity securities and are valued at fair market value. The following table presents the assets of Torchmark’s defined benefit pension plans by component for the years ended December 31, 2005 and 2004.

	December 31
	2005		2004
	Amount	%	Amount	%
Corporate debt	$46,030	25	$49,976	28.0
Other fixed maturities	1,122	1	1,447	1.0
Equity securities	131,846	71	125,645	70.0
Securities of TMK	—	—	—	—
Short-term investments	5,492	3	2,786	1.0
Other	279	—	484	—

Total assets	$184,769	100	$180,338	100.0

Plan assets are managed by TMK. Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments, that when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return will meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated invested grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a twenty percent allowable variance as noted.

Asset Type	Target	Minimum	Maximum
Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-terms	—	—	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2005, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase. TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions:

	2005	2004	2003
Benefit obligations—December 31:
Discount rate	5.50%	6.00%	6.25%
Rate of compensation increase	3.85	3.84	3.78

	2005	2004	2003
Periodic benefit cost for the year:
Discount rate	6.00%	6.25%	6.75%
Expected long-term returns	9.00	8.75	8.75
Rate of compensation increase	3.85	3.84	4.50

The expected long-term rate of return on plan assets is TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

During 2004, the pension plan that covers United Investors’ employees was merged with two other plans to form the Torchmark Pension Plan which covers most TMK employees. As such, the tables with respect to prior years’ periodic pension cost and funded status have been restated for comparability.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31
	2005	2004	2003
Service cost—benefits earned during period	$7,241	$6,619	$5,937
Interest cost on projected benefit obligation	10,737	10,027	9,460
Expected return on assets	(14,368)	(12,868)	(11,529)
Net amortization and deferral	1,347	104	450

Total net periodic cost	4,957	3,882	4,318

Periodic cost allocated to other participating employers	(4,924)	(3,752)	(4,130)

United Investors’ net periodic cost	$33	$130	$188

TMK has estimated its expected pension benefits to be paid over the next ten years as of December 31, 2005. These amounts will be substantially funded by plan assets and not corporate assets. These estimates use the same assumptions that measure the benefit obligation at December 31, 2005, taking estimated future employee service into account. Those estimated benefits are as follows:

For the year(s)
2006	$10,132
2007	9,686
2008	12,400
2009	11,954
2010	11,652
2011-2015	67,516

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors’ financial statements.

	Year Ended December 31
Pension Benefits	2005	2004
Changes in benefit obligation:
Obligation at the beginning of year	$176,278	$160,967
Service cost	7,241	6,619
Interest cost	10,737	10,027
Actuarial loss	25,809	12,143
Benefits paid	(11,291)	(13,377)
Plan amendments	—	(101)

Obligation at the end of year	208,774	176,278

Changes in plan assets:
Fair value at the beginning of year	180,338	157,973
Return on assets	3,723	26,386
Contributions	12,000	9,356
Benefits paid	(11,291)	(13,377)

Fair value at the end of year	184,770	180,338

Funded status at year-end	(24,004)	4,060

Unrecognized amounts at year-end:
Unrecognized actuarial loss	35,700	515
Unrecognized prior service cost	469	547

Net amount recognized at year-end	$12,165	$5,122

Amounts recognized consist of:
Prepaid benefit cost	$12,165	$5,122
Accrued benefit liability	—	—

Net amount recognized at year-end	12,165	5,122

Net amount recognized allocated to other participating employers	(11,670)	(4,710)

United Investors’ net amount recognized at year-end	$495	$412

The accumulated benefit obligations (ABO) for United Investors funded defined benefit pension plans were $183,050 and $155,310 at December 31, 2005 and 2004, respectively. Plan assets exceeded the ABO in all of United Investor’s funded pension plans at both December 31, 2005 and 2004.

Postretirement Benefit Plans Other Than Pensions—United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant for disclosure.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993, and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least 15 years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans—Certain employees, directors, and consultants have been granted options to buy shares of TMK stock, generally at the market value of the stock on the date of grant, under the provisions of the various TMK stock option plans. The options are exercisable during the period commencing from the date they vest until expiring according to the terms of the grant. Options generally expire the earlier of employee termination or option contract term, which ranges from seven to eleven years. Employee and consultant stock options generally vest one-half in two years and one-half in three years. Formula-based director grants generally vest in six months. Stock options awarded in connection with compensation deferrals by certain directors and executives generally vest over a range of six to ten years. All options vest immediately upon the attainment of age 65, subject to a minimum vesting period of one year for employees or six months for directors. Torchmark generally issues shares for the exercise of stock options from treasury stock.

During 2005, Torchmark shareholders approved two new stock option plans, the 2005 Employee Plan for 5,625,000 shares and the 2005 Director Plan for 325,000 shares. Upon approval of these new plans, options previously available for grant under prior plans were cancelled and are no longer available for grant.

As previously stated in Note 1-Significant Accounting Policies, United Investors accounts for its employee stock options in accordance with SFAS 123, Accounting for Stock-Based Compensation as amended by SFAS 148, and has elected to account for its stock options under the intrinsic value method as outlined in APB 25 and permitted by SFAS 123. As required by SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure, the pro forma earnings giving effect to the fair value method of option accounting has been reported in Note 1. The fair value for United’s employee stock options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2005, 2004, and 2003:

	2005	2004	2003
Risk-free interest rate	3.80%	3.40%	2.80%
Dividend yield	0.8	0.8	1.0
Volatility factor	14.8	20.6	25.8
Weighted average expected life (in years)	3.90	4.43	4.48

The weighted average fair value of options granted during the years ended December 31, 2005, 2004, and 2003, were $9.31, $11.83, and $10.52, respectively.

A summary of stock option activity associated with United Investor’s participation in TMK’s stock option plans and related information for the years ended December 31, 2005, 2004, and 2003, follows:

	2005		2004		2003
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding—beginning of year	74,135	$39.87	88,283	$37.69	89,836	$35.98
Granted	40,704	54.94	10,000	56.24	11,500	44.89
Transferred	—	—	(2,500)	40.57	—	—
Exercised	(44,467)	35.26	(21,148)	38.30	(13,053)	32.27
Expired	—	—	(500)	44.89	—	—

Outstanding—end of year	70,372	$51.50	74,135	$39.87	88,283	$37.69

At December 31, 2005, United Investors had 55,872 exercisable options with a weighted average exercise price of $51.41. The weighted average remaining life of outstanding stock options was 7.04 years at December 31, 2005. The range of exercise prices at December 31, 2005, was $37.44 to $56.24.

At December 31, 2005, 2004, and 2003, there were approximately 916,000, 1,762,000, and 2,786,000, respectively, shares of TMK common stock available for issuance pursuant to future option grants under the TMK stock option plans.

9.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amounts of commissions were $2,111, $4,391, and $5,369, in 2005, 2004, and 2003, respectively, and are included in the accompanying financial statements.

United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,630 in 2005, $1,683 in 2004, and $1,694 in 2003.

TMK performed certain administrative services for United Investors for which it was charged $396 in 2005, $504 in 2004, and $494 in 2003.

During 2005, United Investors loaned, in a series of notes, $110,800 to Liberty National, and United American Life Insurance Company (“United American”), which are affiliated companies. These notes had interest rates ranging from 4.0% to 4.5% and were repaid in 2005. The interest income related to these notes of $283 is included in the accompanying financial statements.

During 2004, United Investors loaned, in a series of notes, $85,000 to TMK and United American, which are affiliated companies. These notes had interest rates ranging from 2.75% to 4.00% and were repaid in 2004. The interest income related to these notes of $280 is included in the accompanying financial statements.

During 2003, United Investors loaned, in a series of notes, $106,000 to TMK, which is an affiliated company. These notes had an interest rate of 2.75% and were repaid in 2003. The interest income related to these notes of $316 is included in the accompanying financial statements.

During 2005, United Investors borrowed, in a series of notes, $104,600 from Globe Life Insurance Company (“Globe”), Liberty National, TMK, and United American, which are affiliated companies. These notes were repaid in 2005 and had interest rates ranging from 4.0% to 4.5%. The interest expense related to these notes of $262 is included in the accompanying financial statements.

During 2004, United Investors borrowed, in a series of notes, $78,500 from Globe, Liberty National, TMK, and United American, which are affiliated companies. These notes were repaid in 2004 and had interest rates ranging from 2.75% to 4.00%. The interest expense related to these notes of $266 is included in the accompanying financial statements.

During 2003, United Investors borrowed, in a series of loans, $112,000 from Globe, Liberty National, and United American, which are affiliated companies. These notes were repaid in 2003 and had an interest rate of 2.75%. The interest expense related to these notes of $316 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. The funds withheld totaled $409,605 and $409,129 at December 31, 2005 and 2004, respectively. Interest income totaled $29,864, $24,998, and $26,843 in 2005, 2004, and 2003, respectively, and is reflected as other income in the accompanying statements of operations. The reserve for annuity balances assumed in connection with this business totaled $419,733 and $418,500 as of December 31, 2005 and 2004, respectively. United Investors reimbursed United American for administrative expense in the amount of $876, $1,031, and $1,600 in 2005, 2004, and 2003, respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2005.

United Investors owns 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A. Dividend income on these shares was $15,966 in 2005, $15,966 in 2004, and $15,966 in 2003. Accrued dividend income on these shares at December 31, 2005, 2004, and 2003, was $477, $477, and $477, respectively.

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance—United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 5.2% of total life insurance in force at December 31, 2005, and less than 2.8% of premium income for 2005. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Litigation—United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

Concentrations of Credit Risk—United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (1%); investment-grade corporate bonds (64%); preferred stock in affiliates (21%); non-investment-grade securities (7%); policy loans (2%), which are secured by the underlying insurance policy values; government sponsored enterprises (2%); securities of the U.S. government (1%); non-government-guaranteed mortgage-backed securities (1%); and short-term investments (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2005, 3% or more of the portfolio was invested in the following industries: insurance carriers (18%); depository institutions (17%); electric, gas, and sanitation services (16%); non-depository credit institutions (7%); transportation equipment (4%); food and kindred products (4%); and industrial/commercial machinery and computer equipment (4%). Otherwise, no individual industry represented 3% or more of United Investors’s corporate debt investments. At year-end 2005, 7% of invested assets was represented by fixed maturities rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $79.9 million, amortized cost was $77.5 million, and fair value was $82.7 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements—United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows:

	Stock Option Memo Year Ended December 31
	2005	2004	2003
Paid-in capital from tax benefit for stock option exercises	$304	$80	$68

The following table summarizes certain amounts paid during the period:

	Year Ended December 31
	2005	2004	2003
Income taxes	$21,217	$20,925	$14,274
Interest	262	266	316

12.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers, life insurance, and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2005
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$7,141	9.2	$—	—	$7,141	9.1
Waddell & Reed	48,744	62.6	—	—	48,744	62.3
Liberty National	17,127	22.0	—	—	17,127	21.9
United American	322	0.4	387	100	709	0.9
Globe Direct Response	4,499	5.8	—	—	4,499	5.8

Total premium income	$77,833	100	$387	100	$78,220	100

	For the Year 2004
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$6,709	8.2	$—	—	$6,709	8.2
Waddell & Reed	51,078	62.6	—	—	51,078	62.4
Liberty National	18,468	22.6	—	—	18,468	22.5
United American	307	0.4	256	100.0	563	0.7
Globe Direct Response	5,039	6.2	—	—	5,039	6.2

Total premium income	$81,601	100.0	$256	100.0	$81,857	100.0

	For the Year 2003
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$6,180	7.4	$—	—	$6,180	7.4
Waddell & Reed	54,063	64.7	—	—	54,063	64.6
Liberty National	17,185	20.6	—	—	17,185	20.5
United American	248	0.3	215	100.0	463	0.6
Globe Direct Response	5,833	7.0	—	—	5,833	6.9

Total premium income	$83,509	100.0	$215	100.0	$83,724	100.0

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of DAC, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2005
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$77,833	$387	$—	$—	$78,220
Policy charges and fees	22,071	24,510	—	—	46,581
Net investment income	—	—	72,847	—	72,847
Other income	—	29,864	—	—	29,864

Total revenues	99,904	54,761	72,847		227,512

Benefits and expenses:
Policy benefits	67,103	26,337	—	—	93,440
Required reserve interest	(23,609)	(10,497)	34,106	—	—
Amortization of acquisition costs	23,186	2,357	—	—	25,543
Commissions and premium taxes	5,240	256	—	—	5,496
Required interest on acquisition costs	8,898	4,444	(13,342)	—	—

Total benefits and expenses	80,818	22,897	20,764	—	124,479

Underwriting income before other income and administrative expense	19,086	31,864	52,083	—	103,033
Administrative expenses	—	—	—	(7,429)	(7,429)

Measure of segment profitability	$19,086	$31,864	$52,083	$(7,429)	95,604

Realized investment loss adjustment					(6,437)

Pretax operating income					$89,167

	For the Year 2004
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$81,601	$256	$—	$—	$81,857
Policy charges and fees	22,094	27,482	—	—	49,576
Net investment income	—	—	71,693	—	71,693
Other income	—	24,998	—	—	24,998

Total revenues	103,695	52,736	71,693	—	228,124

Benefits and expenses:
Policy benefits	68,594	27,676	—	—	96,270
Required reserve interest	(21,979)	(11,987)	33,966	—	—
Amortization of acquisition costs	26,363	1,844	—	—	28,207
Commissions and premium taxes	6,046	61	—	—	6,107
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total benefits and expenses	88,550	22,585	19,449	—	130,584

Underwriting income before other income and administrative expense	15,145	30,151	52,244	—	97,540
Administrative expenses	—	—	—	(11,124)	(11,124)

Measure of segment profitability	$15,145	$30,151	$52,244	$(11,124)	86,416

Realized investment gain adjustment					7,929

Pretax operating income					$94,345

	For the Year 2003
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$83,508	$216	$—	$—	$83,724
Policy charges and fees	22,386	31,066	—	—	53,452
Net investment income	—	—	71,701	—	71,701
Other income	—	26,843	—	—	26,843

Total revenues	105,894	58,125	71,701	—	235,720

Benefits and expenses:
Policy benefits	67,430	31,661	—	—	99,091
Required reserve interest	(21,703)	(13,508)	35,211	—	—
Amortization of acquisition costs	28,478	3,784	—	—	32,262
Commissions and premium taxes	6,184	405	—	—	6,589
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total benefits and expenses	89,915	27,333	20,694	—	137,942

Underwriting income before other income and administrative expense	15,979	30,792	51,007	—	97,778
Administrative expenses	—	—	—	(8,285)	(8,285)

Measure of segment profitability	$15,979	$30,792	$51,007	$(8,285)	89,493

Realized investment loss adjustment					(3,262)

Pretax operating income					$86,231

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain DAC, VOBA, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

	December 31, 2005
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,169,627	$—	$1,169,627
Accrued investment income	—	—	15,537	—	15,537
DAC & VOBA	133,306	86,411	—	—	219,717
Goodwill	23,563	3,065	—	—	26,628
Separate account assets	—	1,560,391	—	—	1,560,391
Other assets	—	—	—	438,135	438,135

Total assets	$156,869	$1,649,867	$1,185,164	$438,135	$3,430,035

	December 31, 2004
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,169,538	$—	$1,169,538
Accrued investment income	—	—	15,099	—	15,099
DAC & VOBA	154,111	75,196	—	—	229,307
Goodwill	23,563	3,065	—	—	26,628
Separate account assets	—	1,594,278	—	—	1,594,278
Other assets	—	—	—	423,459	423,459

Total assets	$177,674	$1,672,539	$1,184,637	$423,459	$3,458,309

* * * * * *

Titanium Annuity

Variable Account

Financial Statements as of

December 31, 2005, and for the

Years Ended December 31, 2005 and 2004,

and Report of Independent Registered Public

Accounting Firm

TITANIUM ANNUITY VARIABLE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company

    and the Contract Owners of the

    Titanium Annuity Variable Account:

We have audited the accompanying balance sheets of each of the sub-accounts (“portfolios” for the purpose of this report) that include the AIM V.I. Capital Appreciation Fund, the AIM V.I. Growth Fund, the AIM V.I. Core Equity Fund, the AIM V.I. International Growth Fund, the AIM V.I. Premier Equity Fund, the AIM V.I. Government Securities Fund, the AIM V.I. Core Stock Fund, the AIM V.I. Technology Fund, the AIM V.I. Utilities Fund, the Alger American Balanced Portfolio, the Alger American Income & Growth Portfolio, the Alger American Leveraged AllCap Portfolio, the Alger American MidCap Growth Portfolio, the Alger American Small Capitalization Portfolio, the Alger American Growth Portfolio, the Scudder VIT EAFE® Equity Index Fund, the Scudder VIT Small Cap Index Fund, the Scudder VIT Equity 500 Index Fund, the Dreyfus VIF-Appreciation Portfolio, the Dreyfus VIF-Money Market Portfolio, the Dreyfus VIF-Quality Bond Portfolio, The Dreyfus Socially Responsible Growth Fund, Inc., the Evergreen VA Balanced Fund, the Evergreen VA International Equity Fund, the Evergreen VA Special Values Fund, the MFS® Emerging Growth Series, the MFS® Investors Trust Series, the MFS® Research Series, the MFS® Total Return Series, the MFS® High Income Series, the Wells Fargo Advantage Discovery Fund, the Wells Fargo Advantage Opportunity Fund, the Templeton Global Asset Allocation Fund, the Templeton Foreign Securities Fund, the Templeton Global Income Securities Fund, Franklin Real Estate Fund, and the Franklin Zero Coupon Fund-2010 that comprise the Titanium Annuity Variable Account as of December 31, 2005, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Titanium Annuity Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Titanium Annuity Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Titanium Annuity Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2005 by correspondence with the respective portfolio managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of the Titanium Annuity Variable Account as of December 31, 2005, and the results of their respective operations and changes in net assets, for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2006

TITANIUM ANNUITY VARIABLE ACCOUNT

BALANCE SHEETS
DECEMBER 31, 2005

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Balanced Portfolio	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio
ASSETS:
Investment in mutual funds (Note 2)	$711,109	$614,635	$692,275	$473,397	$620,970	$15,854	$542,451	$821,709	$483,187	$63,266	$1,106,038	$1,021,962	$2,879,254

Total assets	711,109	614,635	692,275	473,397	620,970	15,854	542,451	821,709	483,187	63,266	1,106,038	1,021,962	2,879,254

LIABILITIES:
Mortality and expense risk charge payable to Sponsor (Note 4)	220	190	214	147	192	5	168	255	149	20	343	317	894

Total liabilities	220	190	214	147	192	5	168	255	149	20	343	317	894

Net assets (Note 3)	$710,889	$614,445	$692,061	$473,250	$620,778	$15,849	$542,283	$821,454	$483,038	$63,246	$1,105,695	$1,021,645	$2,878,360

EQUITY:
Equity of contract owners	$710,889	$614,445	$692,061	$473,250	$620,778	$15,849	$542,283	$821,454	$483,038	$63,246	$1,105,695	$1,021,645	$2,878,360

Total equity	$710,889	$614,445	$692,061	$473,250	$620,778	$15,849	$542,283	$821,454	$483,038	$63,246	$1,105,695	$1,021,645	$2,878,360

Accumulation units outstanding	28,813	35,631	29,521	20,431	27,821	1,336	28,475	64,752	27,100	4,381	107,591	29,384	131,473

Net assets value per unit	$24.673	$17.245	$23.443	$23.163	$22.313	$11.863	$19.044	$12.686	$17.824	$14.436	$10.277	$34.769	$21.893

Cost of invested assets	$605,536	$552,437	$590,939	$364,367	$585,367	$16,292	$506,586	$807,924	$408,090	$60,260	$984,564	$817,176	$2,197,966

(Continued)

TITANIUM ANNUITY VARIABLE ACCOUNT

BALANCE SHEETS
DECEMBER 31, 2005

	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF- Appreciation Portfolio	Dreyfus VIF- Money Market Portfolio	Dreyfus VIF- Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Balanced Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund	MFS® Emerging Growth Series
ASSETS:
Investment in mutual funds (Note 2)	$699,930	$2,092,005	$—	$1,371,627	$603,779	$1,688,598	$2,575,452	$1,559,761	$309,939	$157,371	$269,374	$2,077,054	$746,786

Total assets	699,930	2,092,005	—	1,371,627	603,779	1,688,598	2,575,452	1,559,761	309,939	157,371	269,374	2,077,054	746,786

LIABILITIES:
Mortality and expense risk charge payable to Sponsor (Note 4)	218	649	—	426	187	524	798	483	96	49	83	642	231

Total liabilities	218	649	—	426	187	524	798	483	96	49	83	642	231

Net assets (Note 3)	$699,712	$2,091,356	$—	$1,371,201	$603,592	$1,688,074	$2,574,654	$1,559,278	$309,843	$157,322	$269,291	$2,076,412	$746,555

EQUITY:
Equity of contract owners	$699,712	$2,091,356	$—	$1,371,201	$603,592	$1,688,074	$2,574,654	$1,559,278	$309,843	$157,322	$269,291	$2,076,412	$746,555

Total equity	$699,712	$2,091,356	$—	$1,371,201	$603,592	$1,688,074	$2,574,654	$1,559,278	$309,843	$157,322	$269,291	$2,076,412	$746,555

Accumulation units outstanding	29,558	53,299	—	95,252	46,055	45,503	2,575,452	138,277	11,884	11,137	18,824	128,770	39,037

Net assets value per unit	$23.673	$39.238	$—	$14.396	$13.106	$37.098	$1.000	$11.276	$26.072	$14.126	$14.306	$16.125	$19.124

Cost of invested assets	$524,166	$1,784,430	$—	$1,078,207	$547,410	$1,469,756	$2,575,666	$1,603,086	$303,661	$143,266	$216,691	$1,753,984	$636,258

(Continued)

TITANIUM ANNUITY VARIABLE ACCOUNT

BALANCE SHEETS
DECEMBER 31, 2005

	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	MFS® High Income Series	Wells Fargo Advantage Discovery Fund	Wells Fargo Advantage Opportunity Fund	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund- 2010	Grand Total
ASSETS:
Investment in mutual funds (Note 2)	$540,119	$211,792	$2,924,852	$475,955	$685,485	$1,702,969	$999,676	$962,016	$25,122	$832,918	$63,934	$33,622,621

Total assets	540,119	211,792	2,924,852	475,955	685,485	1,702,969	999,676	962,016	25,122	832,918	63,934	33,622,621

LIABILITIES:
Mortality and expense risk charge payable to Sponsor (Note 4)	171	65	905	147	212	527	308	299	8	258	20	10,420

Total liabilities	171	65	905	147	212	527	308	299	8	258	20	10,420

Net assets (Note 3)	$539,948	$211,727	$2,923,947	$475,808	$685,273	$1,702,442	$999,368	$961,717	$25,114	$832,660	$63,914	$33,612,201

EQUITY:
Equity of contract owners	$539,948	$211,727	$2,923,947	$475,808	$685,273	$1,702,442	$999,368	$961,717	$25,114	$832,660	$63,914	$33,612,201

Total equity	$539,948	$211,727	$2,923,947	$475,808	$685,273	$1,702,442	$999,368	$961,717	$25,114	$832,660	$63,914	$33,612,201

Accumulation units outstanding	28,000	12,906	141,365	48,222	47,802	70,313	47,877	61,589	1,770	25,964	4,006

Net assets value per unit	$19.284	$16.405	$20.684	$9.867	$14.336	$24.212	$20.874	$15.615	$14.189	$32.070	$15.955

Cost of invested assets	$465,748	$185,944	$2,639,462	$468,626	$573,683	$1,323,090	$820,523	$748,004	$26,251	$739,893	$65,259	$29,190,568

(Concluded)

See notes to financial statements.

TITANIUM ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Balanced Portfolio	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio
Dividend/Interest income (Note 2)	$431	$—	$10,176	$2,914	$5,180	$525	$2,324	$—	$10,972	$351	$12,261	$—	$103,309	$—
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	9,155	7,867	9,111	5,270	7,782	291	7,473	10,205	5,240	473	13,801	11,661	33,650	7,128
Policy charges	1,197	1,206	1,150	520	1,090	16	796	1,232	697	39	1,308	1,440	2,302	932

Total expenses	10,352	9,073	10,261	5,790	8,872	307	8,269	11,437	5,937	512	15,109	13,101	35,952	8,060

Net investment income (loss)	(9,921)	(9,073)	(85)	(2,876)	(3,692)	218	(5,945)	(11,437)	5,035	(161)	(2,848)	(13,101)	67,357	(8,060)
Realized investment gains (losses) including distributions	13,753	14,679	26,275	23,057	2,007	(863)	6,544	(8,019)	11,175	1,597	21,710	16,849	80,956	34,263
Unrealized investment gains (losses)	105,572	62,198	101,336	109,030	35,604	(438)	35,866	13,785	75,096	3,006	121,474	204,786	681,288	175,764

Net gain (loss) on investments	119,325	76,877	127,611	132,087	37,611	(1,301)	42,410	5,766	86,271	4,603	143,184	221,635	762,244	210,027

Net increase (decrease) in net assets from operations	109,404	67,804	127,526	129,211	33,919	(1,083)	36,465	(5,671)	91,306	4,442	140,336	208,534	829,601	201,967
Premiums deposits and net transfers*	(42,370)	76,918	(34,041)	39,170	(12,739)	35,051	(20,774)	41,723	66,666	73,812	11,131	(7,330)	(488,151)	53,789

Transfers to Sponsor for benefits and terminations	(167,493)	(161,992)	(176,674)	(36,071)	(63,544)	(65,137)	(146,112)	(112,417)	(22,885)	(65,360)	(176,364)	(67,344)	(245,554)	(60,784)

Total increase (decrease)	(100,459)	(17,270)	(83,189)	132,310	(42,364)	(31,169)	(130,421)	(76,365)	135,087	12,894	(24,897)	133,860	95,896	194,972
Net assets at beginning of period	811,348	631,715	775,250	340,940	663,142	47,018	672,704	897,819	347,951	50,352	1,130,592	887,785	2,782,464	504,740

Net assets at end of period (Note 3)	$710,889	$614,445	$692,061	$473,250	$620,778	$15,849	$542,283	$821,454	$483,038	$63,246	$1,105,695	$1,021,645	$2,878,360	$699,712

	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF- Appreciation Portfolio	Dreyfus VIF- Money Market Portfolio	Dreyfus VIF- Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Balanced Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series
Dividend/Interest income (Note 2)	$4,285	$5,274	$8,745	$10,782	$316	$73,412	$64,449	$—	$3,221	$5,785	$19,982	$—	$3,296	$975
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	23,992	1,509	16,385	8,236	21,922	34,554	22,365	3,744	1,847	2,874	24,403	9,315	7,077	2,477
Policy charges	1,679	—	820	83	669	1,275	2,005	502	129	274	2,426	1,088	552	376

Total expenses	25,671	1,509	17,205	8,319	22,591	35,829	24,370	4,246	1,976	3,148	26,829	10,403	7,629	2,853

Net investment income (loss)	(21,386)	3,765	(8,460)	2,463	(22,275)	37,583	40,079	(4,246)	1,245	2,637	(6,847)	(10,403)	(4,333)	(1,878)
Realized investment gains (losses) including distributions	61,514	6,482	46,585	21,502	31,321	—	(14,444)	(951)	1,458	5,654	98,500	11,284	22,170	2,425
Unrealized investment gains (losses)	307,575	—	293,420	56,368	218,842	—	(43,324)	6,278	14,105	52,683	323,070	110,528	74,371	25,848

Net gain (loss) on investments	369,089	6,482	340,005	77,870	250,163	—	(57,768)	5,327	15,563	58,337	421,570	121,812	96,541	28,273

Net increase (decrease) in net assets from operations	347,703	10,247	331,545	80,333	227,888	37,583	(17,689)	1,081	16,808	60,974	414,723	111,409	92,208	26,395
Premiums deposits and net transfers*	(27,330)	(221,493)	(176,548)	(29,770)	(157,884)	815,762	133,460	15,136	35,936	60,659	(60,809)	(53,666)	19,905	13,072

Transfers to Sponsor for benefits and terminations	(151,540)	—	(153,453)	(175,470)	(171,354)	(695,542)	(420,779)	(21,221)	(16,022)	(19,858)	(177,853)	(100,004)	(180,320)	(14,077)

Total increase (decrease)	168,833	(211,246)	1,544	(124,907)	(101,350)	157,803	(305,008)	(5,004)	36,722	101,775	176,061	(42,261)	(68,207)	25,390
Net assets at beginning of period	1,922,523	211,246	1,369,657	728,499	1,789,424	2,416,851	1,864,286	314,847	120,600	167,516	1,900,351	788,816	608,155	186,337

Net assets at end of period (Note 3)	$2,091,356	$—	$1,371,201	$603,592	$1,688,074	$2,574,654	$1,559,278	$309,843	$157,322	$269,291	$2,076,412	$746,555	$539,948	$211,727

(Continued)

TITANIUM ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	MFS® Total Return Series	MFS® High Income Series	Wells Fargo Advantage Discovery Fund	Wells Fargo Advantage Opportunity Fund	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund- 2010	Total
Dividend/Interest income (Note 2)	$176,973	$11,344	$—	$—	$40,772	$11,602	$1,249	$9,681	$2,659	$603,245
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	36,496	4,546	7,858	19,408	12,991	11,061	257	8,711	929	412,064
Policy charges	1,948	57	1,040	1,865	597	503	19	552	24	32,408

Total expenses	38,444	4,603	8,898	21,273	13,588	11,564	276	9,263	953	444,472

Net investment income (loss)	138,529	6,741	(8,898)	(21,273)	27,184	38	973	418	1,706	158,773
Realized investment gains (losses) including distributions	42,712	36,969	10,812	30,246	42,203	57,942	(62)	23,219	(667)	780,857
Unrealized investment gains (losses)	285,390	7,329	111,802	379,879	179,153	214,013	(1,129)	93,025	(1,325)	4,432,268

Net gain (loss) on investments	328,102	44,298	122,614	410,125	221,356	271,955	(1,191)	116,244	(1,992)	5,213,125

Net increase (decrease) in net assets from operations	466,631	51,039	113,716	388,852	248,540	271,993	(218)	116,662	(286)	5,371,898
Premiums deposits and net transfers*	(252,986)	(61,944)	66,947	(83,844)	(229,440)	(73,131)	19,154	245,264	42,961	(167,734)

Transfers to Sponsor for benefits and terminations	(321,630)	(39,784)	(71,239)	(81,156)	(161,266)	(105,970)	(645)	(104,431)	(27,649)	(4,778,994)

Total increase (decrease)	(107,985)	(50,689)	109,424	223,852	(142,166)	92,892	18,291	257,495	15,026	425,170
Net assets at beginning of period	3,031,932	526,497	575,849	1,478,590	1,141,534	868,825	6,823	575,165	48,888	33,187,031

Net assets at end of period (Note 3)	$2,923,947	$475,808	$685,273	$1,702,442	$999,368	$961,717	$25,114	$832,660	$63,914	$33,612,201

(Concluded)

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

TITANIUM ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Balanced Portfolio	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio
Dividend/interest income (Note 2)	$—	$—	$7,404	$2,018	$2,994	$1,775	$5,800	$—	$8,558	$620	$5,620	$—	$—	$—
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	11,582	8,610	9,042	3,758	8,579	553	8,836	11,889	4,272	537	13,389	10,785	33,583	5,929
Policy charges	1,249	1,123	1,151	434	1,212		898	1,125	635	7	1,238	1,502	1,989	724

Total expenses	12,831	9,733	10,193	4,192	9,791	553	9,734	13,014	4,907	544	14,627	12,287	35,572	6,653

Net investment income (loss)	(12,831)	(9,733)	(2,789)	(2,174)	(6,797)	1,222	(3,934)	(13,014)	3,651	76	(9,007)	(12,287)	(35,572)	(6,653)
Realized investment gains (losses) including distributions	(3,095)	(1,410)	10,247	15,789	(10,972)	10	(13)	(33,349)	(7,430)	(131)	12,506	2,690	82,304	20,351
Unrealized investment gains	52,365	32,824	75,516	50,920	45,627	(944)	20,233	67,192	69,395	629	69,187	63,957	266,239	60,065

Net gain on investments	49,270	31,414	85,763	66,709	34,655	(934)	20,220	33,843	61,965	498	81,693	66,647	348,543	80,416

Net increase in net assets from operations	36,439	21,681	82,974	64,535	27,858	288	16,286	20,829	65,616	574	72,686	54,360	312,971	73,763
Premiums deposits and net transfers*	(7,290)	110,184	95,096	89,728	(2,485)	50,039	35,712	143,842	934	52,158	182,802	106,192	179,852	85,301

Transfers to Sponsor for benefits and terminations	(113,410)	(116,001)	(60,040)	(57,871)	(126,467)	(3,309)	(114,991)	(142,489)	(66,440)	(3,200)	(72,050)	(120,316)	(238,982)	(61,808)

Total increase	(84,261)	15,864	118,030	96,392	(101,094)	47,018	(62,993)	22,182	110	49,532	183,438	40,236	253,841	97,256
Net assets at beginning of period	895,609	615,851	657,220	244,548	764,236		735,697	875,637	347,841	820	947,154	847,549	2,528,623	407,484

Net assets at end of period (Note 3)	$811,348	$631,715	$775,250	$340,940	$663,142	$47,018	$672,704	$897,819	$347,951	$50,352	$1,130,592	$887,785	$2,782,464	$504,740

	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF- Appreciation Portfolio	Dreyfus VIF- Money Market Portfolio	Dreyfus VIF- Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Balanced Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series
Dividend/interest income (Note 2)	$—	$2,979	$5,489	$2,464	$29,487	$18,708	$72,531	$1,216	$1,061	$1,904	$31,823	$—	$2,769	$1,796
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	21,934	1,851	15,824	4,685	21,376	29,085	22,144	3,875	1,457	1,618	21,770	9,333	5,856	2,154
Policy charges	1,495	178	628	41	562	1,361	2,157	526	126	223	2,238	1,115	511	401

Total expenses	23,429	2,029	16,452	4,726	21,938	30,446	24,301	4,401	1,583	1,841	24,008	10,448	6,367	2,555

Net investment income (loss)	(23,429)	950	(10,963)	(2,262)	7,549	(11,738)	48,230	(3,185)	(522)	63	7,815	(10,448)	(3,598)	(759)
Realized investment gains (losses) including distributions	8,697	2,118	46,117	1,397	9,757	—	(5,382)	(2,795)	463	958	52,274	(4,972)	2,322	(74)
Unrealized investment gains (losses)	91,346	24,301	153,619	55,786	46,136	—	(51,436)	12,434	4,905	22,724	247,767	92,525	57,045	24,554

Net gain (loss) on investments	100,043	26,419	199,736	57,183	55,893	—	(56,818)	9,639	5,368	23,682	300,041	87,553	59,367	24,480

Net increase (decrease) in net assets from operations	76,614	27,369	188,773	54,921	63,442	(11,738)	(8,588)	6,454	4,846	23,745	307,856	77,105	55,769	23,721
Premiums deposits and net transfers*	268,011	102,331	224,264	525,968	109,655	444,335	408,773	34,401	21,764	47,002	268,453	77,887	262,987	12,827

Transfers to Sponsor for benefits and terminations	(129,827)	(14,439)	(119,351)	(42,989)	(48,396)	(349,296)	(281,791)	(27,966)	(7,443)	(15,147)	(225,667)	(50,312)	(26,479)	(22,371)

Total increase (decrease)	214,798	115,261	293,686	537,900	124,701	83,301	118,394	12,889	19,167	55,600	350,642	104,680	292,277	14,177
Net assets at beginning of period	1,707,725	95,985	1,075,971	190,599	1,664,723	2,333,550	1,745,892	301,958	101,433	111,916	1,549,709	684,136	315,878	172,160

Net assets at end of period (Note 3)	$1,922,523	$211,246	$1,369,657	$728,499	$1,789,424	$2,416,851	$1,864,286	$314,847	$120,600	$167,516	$1,900,351	$788,816	$608,155	$186,337

(Continued)

TITANIUM ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	MFS® Total Return Series	MFS® High Income Series	Strong Mid Cap Growth II Fund	Strong Opportunity II Fund	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund- 2010	Total
Dividend/interest income (Note 2)	$46,749	$9,301	$—	$—	$27,790	$7,905	$56	$2,358	$265	$301,440
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	34,978	4,919	6,715	17,169	12,452	9,172	29	2,301	98	382,139
Policy charges	1,966	44	995	1,756	508	401	2	49		30,570

Total expenses	36,944	4,963	7,710	18,925	12,960	9,573	31	2,350	98	412,709

Net investment income (loss)	9,805	4,338	(7,710)	(18,925)	14,830	(1,668)	25	8	167	(111,269)
Realized investment gains (losses) including distributions	34,933	2,121	(6,020)	33,702	15,917	15,207	67	1,785	(5)	296,084
Unrealized investment gains	220,478	37,165	100,685	196,733	108,311	109,180	590	69,462	(43)	2,497,472

Net gain on investments	255,411	39,286	94,665	230,435	124,228	124,387	657	71,247	(48)	2,793,556

Net increase in net assets from operations	265,216	43,624	86,955	211,510	139,058	122,719	682	71,255	119	2,682,287
Premiums deposits and net transfers*	357,694	111,294	49,491	281,190	149,757	219,251	6,141	523,283	48,769	5,677,593

Transfers to Sponsor for benefits and terminations	(269,946)	(39,573)	(95,402)	(203,321)	(65,340)	(62,563)	—	(19,373)	—	(3,414,366)

Total increase	352,964	115,345	41,044	289,379	223,475	279,407	6,823	575,165	48,888	4,945,514
Net assets at beginning of period	2,678,968	411,152	534,805	1,189,211	918,059	589,418				28,241,517

Net assets at end of period (Note 3)	$3,031,932	$526,497	$575,849	$1,478,590	$1,141,534	$868,825	$6,823	$575,165	$48,888	$33,187,031

(Concluded)

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

TITANIUM ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005, AND FOR THE YEARS ENDED

DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—The Titanium Annuity Variable Account (the “Variable Account”) was established on September 15, 1999 as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The assets of each portfolio are held separate from the assets of the other portfolios and the investment performance of one portfolio has no effect on any other portfolio. As of December 31, 2005, the following investment portfolios were available:

AIM Variable Insurance Funds:

AIM V.I. Capital Appreciation Fund—Series I Shares
AIM V.I. Growth Fund—Series I Shares
AIM V.I. Core Equity Fund—Series I Shares
AIM V.I. International Growth Fund—Series I Shares
AIM V.I. Premier Equity Fund—Series I Shares
AIM V.I. Government Securities Fund—Series I Shares
AIM V.I. Core Stock Fund—Series I Shares
AIM V.I. Technology Fund—Series I Shares
AIM V.I. Utilities Fund—Series I Shares

The Alger American Funds:

Alger American Balanced Portfolio—Class O Shares
Alger American Income & Growth Portfolio—Class O Shares
Alger American Leveraged AllCap Portfolio—Class O Chares
Alger American MidCap Growth Portfolio—Class O Shares
Alger American Small Capitalization Portfolio—Class O Shares
Alger American Growth Portfolio—Class O Shares

Scudder Investment VIT Funds:

Scudder VIT EAFE® Equity Index Fund—Class A*
Scudder VIT Small Cap Index Fund—Class A
Scudder VIT Equity 500 Index Fund—Class A

Dreyfus Variable Investment Funds:

Dreyfus VIF-Appreciation Portfolio—Initial Shares
Dreyfus VIF-Money Market Portfolio
Dreyfus VIF-Quality Bond Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares

Evergreen Investments:

Evergreen VA Balanced Fund
Evergreen VA International Equity Fund
Evergreen VA Special Values Fund

MFS® Variable Insurance Trust:

MFS® Emerging Growth Series
MFS® Investors Trust Series
MFS® Research Series
MFS® Total Return Series
MFS® High Income Series

Wells Fargo Variable Trust:

Wells Fargo Advantage Discovery Fund (Variable Trust)
Wells Fargo Advantage Opportunity Fund (Variable Trust)

Franklin Templeton Variable Insurance Products Trust:

Templeton Global Asset Allocation Fund—Class 2
Templeton Foreign Securities Fund—Class 2
Templeton Global Income Securities Fund—Class 2
Franklin Real Estate Fund—Class 2
Franklin Zero Coupon Fund - 2010—Class 2
*	Scudder VIT EAFE® Equity Index Fund closed on July 25, 2005

On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (“SFC”) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc. (“Strong”), the investment adviser to the Strong Family of Funds (“Strong Funds”). Pursuant to the receipt of approval from the SFC Board, shareholders of the Strong Funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on December 10 and December 22, 2004. Effective on or about April 11, 2005, the Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund and the Strong Mid Cap Growth Fund II reorganized into the Wells Fargo Advantage Discovery Fund.

Basis of Presentation—The financial statements of the Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes—Currently, no charge is made to the Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Variable Account investment income under current tax law.

Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

2.	INVESTMENTS

Stocks and convertible bonds of each portfolio are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates fair value.

Security transactions are accounted for by portfolio on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Investments in shares of separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note 3). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

The following is a summary of reinvested dividends and interest by portfolio:

	2005		2004
	Shares Reinvested	Dividend and Interest Income	Shares Reinvested	Dividend and Interest Income
AIM V.I. Capital Appreciation Fund	17	$431	—	$—
AIM V.I. Growth Fund	—	—	—	—
AIM V.I. Core Equity Fund	430	10,176	331	7,404
AIM V.I. International Growth Fund	127	2,914	106	2,018
AIM V.I. Premier Equity Fund	229	5,180	142	2,994
AIM V.I. Government Securities Fund	44	525	147	1,775
AIM V.I. Core Stock Fund	121	2,324	315	5,800
AIM V.I. Technology Fund	—	—	—	—
AIM V.I. Utilities Fund	606	10,972	677	8,558
Alger American Balanced Portfolio	27	351	49	620
Alger American Income & Growth Portfolio	1,264	12,261	616	5,620
Alger American Leveraged AllCap Portfolio	—	—	—	—
Alger American MidCap Growth Portfolio	5,522	103,309	—	—
Alger American Small Capitalization Portfolio	—	—	—	—
Alger American Growth Portfolio	126	4,285	—	—
Scudder VIT EAFE® Equity Index Fund	586	5,274	367	2,979
Scudder VIT Small Cap Index Fund	3,788	8,745	442	5,489
Scudder VIT Equity 500 Index Fund	908	10,782	213	2,464
Dreyfus VIF-Appreciation Portfolio	9	316	830	29,487
Dreyfus VIF-Money Market Portfolio	73,412	73,412	18,708	18,708
Dreyfus VIF-Quality Bond Portfolio	5,685	64,449	6,432	72,531
The Dreyfus Socially Responsible Growth Fund, Inc.	—	—	48	1,216
Evergreen VA Balanced Fund	232	3,221	78	1,061
Evergreen VA International Equity Fund	412	5,785	156	1,904
Evergreen VA Special Values Fund	13,996	19,982	1,991	31,823
MFS® Emerging Growth Series	—	—	—	—
MFS® Investors Trust Series	192	3,296	172	2,769
MFS® Research Series	68	975	133	1,796
MFS® Total Return Series	8,993	176,973	2,407	46,749
MFS® High Income Series	1,204	11,344	973	9,301
Wells Fargo Advantage Discovery Fund	—	—	—	—
Wells Fargo Advantage Opportunity Fund	—	—	—	—
Templeton Global Assets Allocation Fund	2,049	40,772	1,528	27,790
Templeton Foreign Securities Fund	786	11,602	638	7,905
Templeton Global Income Securities Fund	88	1,249	4	56
Franklin Real Estate Fund	1,709	9,681	100	2,358
Franklin Zero Coupon Fund - 2010	163	2,659	17	265

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio.

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Balanced Portfolio	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio
2005
Cost to:
Contract owners	$1,050,838	$1,045,483	$1,025,322	$471,322	$1,202,899	$85,090	$904,639	$1,464,192	$610,788	$126,790	$1,332,794	$1,239,265	$2,248,365
Adjustment for market appreciation (depreciation)	141,424	20,434	207,727	195,954	(26,078)	65	76,881	(185,395)	75,118	6,072	255,212	229,519	1,502,999
Deductions:
Mortality and expense risk charge	(43,237)	(31,423)	(37,552)	(16,696)	(40,868)	(844)	(31,916)	(39,160)	(19,536)	(1,010)	(45,040)	(42,486)	(104,143)
Policy charges	(4,351)	(3,938)	(4,180)	(1,589)	(4,327)	(16)	(2,899)	(3,935)	(2,356)	(46)	(4,122)	(5,174)	(6,648)
Benefits and terminations	(433,785)	(416,111)	(499,256)	(175,741)	(510,848)	(68,446)	(404,422)	(414,248)	(180,976)	(68,560)	(433,149)	(399,479)	(762,213)

Net assets	$710,889	$614,445	$692,061	$473,250	$620,778	$15,849	$542,283	$821,454	$483,038	$63,246	$1,105,695	$1,021,645	$2,878,360

	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF- Appreciation Portfolio	Dreyfus VIF- Money Market Portfolio	Dreyfus VIF- Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Balanced Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund
Cost to:
Contract owners	$611,022	$2,206,101	$4,265	$985,659	$680,386	$1,587,314	$4,231,233	$2,625,461	$514,626	$180,938	$270,461	$2,086,041
Adjustment for market appreciation (depreciation)	317,368	452,197	38,565	728,535	154,840	468,518	157,575	189,434	(53,995)	31,750	82,846	974,172
Deductions:
Mortality and expense risk charge	(19,529)	(73,755)	(4,976)	(41,794)	(13,050)	(57,453)	(134,919)	(83,907)	(18,179)	(5,306)	(7,975)	(78,859)
Policy charges	(2,279)	(5,355)	(382)	(1,988)	(125)	(1,766)	(4,538)	(6,793)	(1,885)	(419)	(851)	(7,309)
Benefits and terminations	(206,870)	(487,832)	(37,472)	(299,211)	(218,459)	(308,539)	(1,674,697)	(1,164,917)	(130,724)	(49,641)	(75,190)	(897,633)

Net assets	$699,712	$2,091,356	$—	$1,371,201	$603,592	$1,688,074	$2,574,654	$1,559,278	$309,843	$157,322	$269,291	$2,076,412

	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	MFS® High Income Series	Wells Fargo Advantage Discovery Fund	Wells Fargo Advantage Opportunity Fund	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund-2010
Cost to:
Contract owners	$1,054,960	$797,089	$280,942	$3,743,686	$456,696	$1,009,733	$1,627,287	$752,115	$742,673	$25,295	$768,547	$91,730
Adjustment for market appreciation	75,838	116,713	36,598	1,028,724	108,305	57,971	686,912	546,574	494,958	771	199,530	884
Deductions:
Mortality and expense risk charge	(35,968)	(21,970)	(9,583)	(126,295)	(9,734)	(30,650)	(63,491)	(35,078)	(26,194)	(286)	(11,012)	(1,027)
Policy charges	(3,919)	(1,957)	(1,406)	(6,357)	(102)	(3,615)	(5,628)	(1,656)	(1,307)	(21)	(601)	(24)
Benefits and terminations	(344,356)	(349,927)	(94,824)	(1,715,811)	(79,357)	(348,166)	(542,638)	(262,587)	(248,413)	(645)	(123,804)	(27,649)

Net assets	$746,555	$539,948	$211,727	$2,923,947	$475,808	$685,273	$1,702,442	$999,368	$961,717	$25,114	$832,660	$63,914

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Balanced Portfolio	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio
2004
Cost to:
Contract owners	$1,093,208	$968,565	$1,059,363	$432,152	$1,215,637	$50,039	$925,412	$1,422,469	$544,122	$52,978	$1,321,663	$1,246,596	$2,736,516
Adjustment for market appreciation (depreciation)	21,668	(56,443)	69,940	60,953	(68,869)	841	32,147	(191,161)	(22,125)	1,118	99,767	7,884	637,446
Deductions:
Mortality and expense risk charge	(34,082)	(23,556)	(28,441)	(11,426)	(33,086)	(553)	(24,443)	(28,955)	(14,296)	(537)	(31,239)	(30,825)	(70,493)
Policy charges	(3,154)	(2,732)	(3,030)	(1,069)	(3,236)		(2,102)	(2,703)	(1,659)	(7)	(2,815)	(3,735)	(4,346)
Benefits and terminations	(266,292)	(254,119)	(322,582)	(139,670)	(447,304)	(3,309)	(258,310)	(301,831)	(158,091)	(3,200)	(256,784)	(332,135)	(516,659)

Net assets	$811,348	$631,715	$775,250	$340,940	$663,142	$47,018	$672,704	$897,819	$347,951	$50,352	$1,130,592	$887,785	$2,782,464

	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF- Appreciation Portfolio	Dreyfus VIF- Money Market Portfolio	Dreyfus VIF- Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Balanced Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund
Cost to:
Contract owners	$557,233	$2,233,432	$225,758	$1,162,207	$710,156	$1,745,198	$3,415,471	$2,492,001	$499,490	$145,003	$209,802	$2,146,850
Adjustment for market appreciation (depreciation)	107,341	78,823	26,809	379,785	66,188	218,039	84,163	182,753	(59,322)	12,966	18,724	532,620
Deductions:
Mortality and expense risk charge	(12,401)	(49,763)	(3,467)	(25,409)	(4,814)	(35,531)	(100,365)	(61,542)	(14,435)	(3,459)	(5,101)	(54,456)
Policy charges	(1,348)	(3,677)	(382)	(1,168)	(41)	(1,097)	(3,263)	(4,788)	(1,383)	(291)	(578)	(4,884)
Benefits and terminations	(146,085)	(336,292)	(37,472)	(145,758)	(42,990)	(137,185)	(979,155)	(744,138)	(109,503)	(33,619)	(55,331)	(719,779)

Net assets	$504,740	$1,922,523	$211,246	$1,369,657	$728,499	$1,789,424	$2,416,851	$1,864,286	$314,847	$120,600	$167,516	$1,900,351

	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	MFS® High Income Series	Strong Mid Cap Growth II Portfolio	Strong Opportunity II Portfolio	Templeton Global Asset Allocation Portfolio	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund- 2010
Cost to:
Contract owners	$1,108,626	$777,184	$267,870	$3,996,672	$518,640	$942,787	$1,711,131	$981,555	$815,804	$6,141	$523,283	$48,769
Adjustment for market appreciation (depreciation)	(45,974)	16,876	7,350	523,649	52,663	(64,643)	276,787	284,446	211,401	713	73,605	217
Deductions:
Mortality and expense risk charge	(26,653)	(14,893)	(7,106)	(89,799)	(5,188)	(22,792)	(44,083)	(22,087)	(15,133)	(29)	(2,301)	(98)
Policy charges	(2,831)	(1,405)	(1,030)	(4,409)	(45)	(2,576)	(3,763)	(1,059)	(804)	(2)	(49)	—
Benefits and terminations	(244,352)	(169,607)	(80,747)	(1,394,181)	(39,573)	(276,927)	(461,482)	(101,321)	(142,443)	—	(19,373)	—

Net assets	$788,816	$608,155	$186,337	$3,031,932	$526,497	$575,849	$1,478,590	$1,141,534	$868,825	$6,823	$575,165	$48,888

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees—AIM Advisors, Inc., Fred Alger Management, Deutsche Asset Management, Inc., The Dreyfus Corporation, Evergreen Investment Management Company, LLC, MFS Investment Management, Wells Fargo Funds Management, LLC, Templeton Investment Counsel, LLC, and Franklin Advisors, Inc. are the fund managers (the “Manager”) of their respective funds and provide investment advisory services to their respective fund portfolios. Each portfolio will pay the Manager a fee for managing its investments. However, for certain portfolios, the Manager waived part or all of its management fee during 2005 and 2004. This management fee is calculated by the Manager as a percentage of the fund’s annual average net assets before amounts waived, as follows:

Portfolio	Management Fee
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund—Series I Shares	0.61%
AIM V.I. Growth Fund—Series I Shares*	0.61
AIM V.I. Core Equity Fund—Series I Shares	0.60
AIM V.I. International Growth Fund—Series I Shares	0.73
AIM V.I. Premier Equity Fund—Series I Shares*	0.60
AIM V.I. Government Securities Fund—Series I Shares	0.47
AIM V.I. Core Stock Fund—Series I Shares*	0.60
AIM V.I. Technology Fund—Series I Shares	0.75
AIM V.I. Utilities Fund—Series I Shares	0.60

The Alger American Funds:
Alger American Balanced Portfolio—Class O Shares	0.75
Alger American Income and Growth Portfolio—Class O Shares	0.63
Alger American Leveraged AllCap Portfolio—Class O Shares	0.85
Alger American MidCap Growth Portfolio—Class O Shares	0.80
Alger American Small Capitalization Portfolio—Class O Shares	0.85
Alger American Growth Portfolio—Class O Shares	0.75

Scudder Investment VIT Funds:
Scudder VIT EAFE® Equity Index Fund—Class A**
Scudder VIT Small Cap Index Fund—Class A	0.35
Scudder VIT Equity 500 Index Fund—Class A	0.20

Dreyfus Variable Investment Funds:
Dreyfus VIF-Appreciation Portfolio—Initial Shares	0.75
Dreyfus VIF-Money Market Portfolio	0.50
Dreyfus VIF-Quality Bond Portfolio—Initial Shares	0.65

The Dreyfus Socially Responsible Growth Fund, Inc.—
The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	0.75

Evergreen Investments:
Evergreen VA Balanced Fund	0.30
Evergreen VA International Equity Fund	0.41
Evergreen VA Special Values Fund	0.78

Portfolio	Management Fee
MFS® Variable Insurance Trust:
MFS® Emerging Growth Series	0.75%
MFS® Investors Trust Series	0.75
MFS® Research Series	0.75
MFS® Total Return Series	0.75
MFS® High Income Series	0.75

Wells Fargo Variable Trust:
Wells Fargo Advantage Discovery Fund (Variable Trust)	0.75
Wells Fargo Advantage Opportunity Fund (Variable Trust)	0.72

Franklin Templeton Variable Insurance Products Trust:
Templeton Global Asset Allocation Fund—Class 2	0.61
Templeton Foreign Securities Fund—Class 2	0.68
Templeton Global Income Securities Fund—Class 2	0.62
Franklin Real Estate Fund—Class 2	0.48
Franklin Zero Coupon Fund-2010—Class 2	0.62
*	Effective May 1, 2006, AIM V.I. Growth Fund will merge into AIM V.I. Capital Appreciation Fund; AIM V.I. Premier Equity and AIM V.I. Core Stock Fund will merge into AIM V.I. Core Equity Fund. The management fees reflected are those of the surviving funds.
**	Scudder VIT EAFE® Equity Index Fund closed on July 25, 2005

Mortality and Expense Risk Charges—A daily charge is deducted at an effective annual rate of 1.25% of the daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor’s obligation to make annuity payments (determined in accordance with annuity tables) regardless of how long all annuitants may live. The Sponsor also assumes the risk that other expense charges may be insufficient to cover actual expenses incurred in connection with policy obligations.

Administration Fee—A daily charge is deducted at an effective annual rate of 0.15% of the daily assets of each investment portfolio, for administering the variable account and the policy. These expenses include cost of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. This charge is guaranteed not to change during the life of the policy.

Premium Deposit Charges—The Sponsor does not impose an immediate charge against the initial premium deposits (except for premium taxes incurred).

Annual Policy Maintenance Charge—The Sponsor deducts an annual policy maintenance charge of $35 from each policy, for expenses in administering the policy. These expenses include the cost of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. This charge is guaranteed not to change during the life of the policy.

Transaction Charge—For each withdrawal in excess of 12 per policy year, the Sponsor deducts a charge of $20 or 2% of the amount withdrawn, whichever is less. This charge will not be increased.

Transaction Fee—For each transfer between subaccounts in excess of 12 per policy year, the Sponsor deducts a $25 transfer fee for each transfer. This charge will not be increased.

Premium Taxes—The Sponsor deducts a charge for premium taxes incurred in accordance with state and local law at the time the premium deposit is accepted, when the policy value is withdrawn or surrendered, or when annuity payments begin.

Withdrawal Charges—For surrenders or cash withdrawals occurring during the first ten years following the receipt of a premium deposit, a withdrawal charge is made, measured as a percentage of the premium deposits deemed to be included in the withdrawal or the total premium deposits (in the case of a surrender), as specified in the following table. The withdrawal charge percentage varies depending on the “age” of the premium deposits included in the withdrawal; in other words, the number of full years since the premium deposit was made.

Number of Full Years Since Receipt of Premium Deposit	0	1	2	3	4	5	6	7	8	9	10 or More
Withdrawal Charge %	9%	9%	8.5%	8.5%	8.5%	8%	7%	6%	4%	2%	0%

Withdrawal charges are included in transfers to sponsors for benefits and terminations.

5.	FINANCIAL HIGHLIGHTS

The financial highlights of the Variable Account for the years ending December 31, 2005 and 2004 are summarized as follows:

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Balanced Portfolio	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio
2005
Number of units at December 31, 2005	28,813	35,631	29,521	20,431	27,821	1,336	28,475	64,752	27,100	4,381	107,591	29,384
Unit fair value at December 31, 2005	$24.673	$17.245	$23.443	$23.163	$22.313	$11.863	$19.044	$12.686	$17.824	$14.436	$10.277	$34.769
Net assets at December 31, 2005	$710,889	$614,445	$692,061	$473,250	$620,778	$15,849	$542,283	$821,454	$483,038	$63,246	$1,105,695	$1,021,645
Dividend/Interest income ratio for the year ended December 31, 2005*	0.06%	0.00%	1.39%	0.72%	0.81%	1.67%	0.38%	0.00%	2.64%	0.62%	1.10%	0.00%
Expense ratio for the year ended December 31, 2005*,**	1.20%	1.26%	1.24%	1.29%	1.21%	0.93%	1.23%	1.19%	1.26%	0.83%	1.23%	1.22%
Total return for the year ended December 31, 2005*	14.53%	11.08%	17.54%	31.87%	5.45%	(3.39)%	6.13%	(0.52)%	22.14%	7.89%	12.67%	21.99%

	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF- Appreciation Portfolio	Dreyfus VIF- Money Market Portfolio	Dreyfus VIF- Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Balanced Fund	Evergreen VA International Equity Fund
Number of units at December 31, 2005	131,473	29,558	53,299	—	95,252	46,055	45,503	2,575,452	138,277	11,884	11,137	18,824
Unit fair value at December 31, 2005	$21.893	$23.673	$39.238	$—	$14.396	$13.106	$37.098	$1.000	$11.276	$26.072	$14.126	$14.306
Net assets at December 31, 2005	$2,878,360	$699,712	$2,091,356	$—	$1,371,201	$603,592	$1,688,074	$2,574,654	$1,559,278	$309,843	$157,322	$269,291
Dividend/Interest income ratio for the year ended December 31, 2005*	3.65%	0.00%	0.21%	4.99%	64.00%	1.62%	0.02%	2.94%	3.77%	0.00%	2.32%	2.65%
Expense ratio for the year ended December 31, 2005*,**	1.19%	1.18%	1.20%	1.43%	1.20%	1.24%	1.26%	1.38%	1.31%	1.20%	1.33%	1.32%
Total return for the year ended December 31, 2005*	29.39%	33.69%	17.41%	9.70%	24.25%	12.07%	13.14%	1.56%	(0.92)%	0.51%	12.19%	28.04%

	Evergreen VA Special Values Fund	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	MFS® High Income Series	Wells Fargo Advantage Discovery Fund	Wells Fargo Advantage Opportunity Fund	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund
Number of units at December 31, 2005	128,770	39,037	28,000	12,906	141,365	48,222	47,802	70,313	47,877	61,589
Unit fair value at December 31, 2005	$16.125	$19.124	$19.284	$16.405	$20.684	$9.867	$14.336	$24.212	$20.874	$15.615
Net assets at December 31, 2005	$2,076,412	$746,555	$539,948	$211,727	$2,923,947	$475,808	$685,273	$1,702,442	$999,368	$961,717
Dividend/Interest income ratio for the year ended December 31, 2005*	1.00%	0.00%	0.57%	0.49%	5.94%	2.26%	0.00%	0.00%	3.81%	1.27%
Expense ratio for the year ended December 31, 2005*,**	1.23%	1.21%	1.23%	1.24%	1.23%	0.91%	1.25%	1.22%	1.21%	1.21%
Total return for the year ended December 31, 2005*	20.98%	14.65%	16.16%	13.45%	15.74%	10.20%	18.20%	24.57%	23.27%	29.77%

	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund- 2010
Number of units at December 31, 2005	1,770	25,964	4,006
Unit fair value at December 31, 2005	$14.189	$32.070	$15.955
Net assets at December 31, 2005	$25,114	$832,660	$63,914
Dividend/Interest income ratio for the year ended December 31, 2005*	7.82%	1.38%	4.71%
Expense ratio for the year ended December 31, 2005*,**	1.61%	1.24%	1.65%
Total return for the year ended December 31, 2005*	(1.25)%	16.65%	(0.46)%
*	Based on the average net assets for the period.
**	Only includes expenses borne directly by the Titanium Annuity Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Balanced Portfolio	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio
2004
Number of units at December 31, 2004	35,746	39,346	34,291	17,239	31,123	3,894	36,330	72,263	315,574	3,715	112,458	29,203
Unit fair value at December 31, 2004	$22.698	$16.055	$22.608	$19.777	$21.307	$12.074	$18.516	$12.424	$1.103	$13.554	$10.053	$30.400
Net assets at December 31, 2004	$811,348	$631,715	$775,250	$340,940	$663,142	$47,018	$672,704	$897,819	$347,951	$50,352	$1,130,592	$887,785
Dividend/Interest income ratio for the year ended December 31, 2004*	0.00%	0.00%	1.03%	0.69%	0.42%	7.55%	0.82%	0.00%	2.46%	2.42%	0.54%	0.00%
Expense ratio for the year ended December 31, 2004*,**	1.36%	1.38%	1.26%	1.28%	1.20%	2.35%	1.25%	1.34%	1.23%	2.10%	1.29%	1.24%
Total return for the year ended December 31, 2004*	4.42%	3.66%	11.75%	22.19%	4.07%	1.23%	2.44%	2.48%	19.04%	2.27%	7.12%	6.44%

	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF- Appreciation Portfolio	Dreyfus VIF- Money Market Portfolio	Dreyfus VIF- Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Balanced Fund	Evergreen VA International Equity Fund
Number of units at December 31, 2004	133,726	24,905	54,723	22,136	95,414	57,207	50,304	2,416,023	163,335	12,505	8,774	13,269
Unit fair value at December 31, 2004	$20.807	$20.267	$35.132	$9.543	$14.355	$12.734	$35.572	$1.000	$11.414	$25.178	$13.745	$12.625
Net assets at December 31, 2004	$2,782,464	$504,740	$1,922,523	$211,246	$1,369,657	$728,499	$1,789,424	$2,416,851	$1,864,286	$314,847	$120,600	$167,516
Dividend/Interest income ratio for the year ended December 31, 2004*	0.00%	0.00%	0.00%	1.94%	0.45%	0.54%	1.71%	0.79%	4.02%	0.39%	0.96%	1.36%
Expense ratio for the year ended December 31, 2004*,**	1.26%	1.30%	1.21%	1.20%	1.29%	1.02%	1.24%	1.22%	1.23%	1.26%	1.31%	1.16%
Total return for the year ended December 31, 2004*	11.86%	16.33%	4.30%	17.93%	15.49%	11.96%	3.71%	-0.44%	-0.36%	2.26%	4.48%	17.15%

	Evergreen VA Special Values Fund	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	MFS® High Income Series	Wells Fargo Advantage Discovery Fund	Wells Fargo Advantage Opportunity Fund	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund
Number of units at December 31, 2004	116,475	45,008	33,625	12,175	141,432	50,754	35,187	65,839	54,470	60,525
Unit fair value at December 31, 2004	$16.316	$17.526	$18.086	$15.305	$21.437	$10.374	$16.365	$22.458	$20.957	$14.355
Net assets at December 31, 2004	$1,900,351	$788,816	$608,155	$186,337	$3,031,932	$526,497	$575,849	$1,478,590	$1,141,534	$868,825
Dividend/Interest income ratio for the year ended December 31, 2004*	1.84%	0.00%	0.60%	1.00%	1.64%	1.98%	0.00%	0.00%	2.70%	1.08%
Expense ratio for the year ended December 31, 2004*,**	1.26%	1.27%	1.27%	1.20%	1.22%	1.05%	1.21%	1.29%	1.21%	1.26%
Total return for the year ended December 31, 2004*	17.98%	10.62%	12.18%	13.46%	9.36%	9.31%	15.84%	15.99%	13.55%	16.89%

	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund- 2010
Number of units at December 31, 2004	436	18,858	2,974
Unit fair value at December 31, 2004	$15.649	$30.500	$16.438
Net assets at December 31, 2004	$6,823	$575,165	$48,888
Dividend/Interest income ratio for the year ended December 31, 2004*	1.64%	0.82%	1.08%
Expense ratio for the year ended December 31, 2004*,**	0.85%	0.80%	0.40%
Total return for the year ended December 31, 2004*	20.05%	24.79%	0.49%
*	Based on the average net assets for the period.
**	Only includes expenses borne directly by the Titanium Annuity Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

******

Part C: Other Information

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of United Investors Life Insurance Company (“United Investors”) authorizing establishment of the Titanium Annuity Variable Account. \3\

	(2)	Custody Agreements: Not Applicable.

	(3)	(a)	Principal Underwriting Agreements. \1\

			(1)	United Securities Alliance, Inc. Agreements \1\

				(a)	Distribution Agreement \1\

				(b)	Selling Group Agreement \4\

				(c)	Amendment to Distribution Agreement \12\

		(b)	Form of Broker-Dealer Sales Agreements. \7\

		(c)	Commission Schedules. \7\

	(4)	(a)	Annuity Policy, Form TVA. \3\

		(b)	Free Look Endorsement, Form VFRL. \8\

		(c)	Individual Retirement Annuity Endorsement, Form IRAVA. \8\

		(d)	Individual Retirement Annuity Endorsement, Form IRAA02. \9\

		(e)	Roth Individual Retirement Annuity Endorsement, Form RIRA02. \9\

	(5)	Application. \7\

	(6)	(a)	Certificate of Incorporation of United Investors. \2\

		(b)	By-Laws of United Investors. \2\

	(7)	Reinsurance Contracts: Not Applicable

	(8)	(a)	Participation Agreements.

			(1)	AIM Variable Insurance Funds, Inc. \7\

				(a)	Amendment to Participation Agreement for AIM Variable Insurance Funds. \9\

				(b)	Amendment to Participation Agreement for AIM Variable Insurance Funds. \10\

				(c)	Amendment to Participation Agreement for AIM Variable Insurance Funds \13\

			(2)	The Alger American Fund. \7\

			(3)	Scudder Investments VIT Funds. \7\

				(a)	Amendment to Participation Agreement for Scudder Investments VIT Funds. \10\

				(b)	Amendment to Participation Agreement for Scudder Investments VIT Funds. \12\

			(4)	Dreyfus Variable Investment Fund and The Dreyfus Socially Responsible Growth Fund, Inc. \7\

			(5)	Evergreen Variable Annuity Trust. \7\

				(a)	Amendment to Participation Agreement for Evergreen Variable Annuity Trust. \10\

				(b)	Amendment to Participation Agreement for Evergreen Variable Annuity Trust \13\

			(6)	INVESCO Variable Investment Funds, Inc. \4\

				(a)	Amendment to Participation Agreement for INVESCO Variable Investment Funds, Inc. \5\

				(b)	Amendment to Participation Agreement for INVESCO Variable Investment Funds, Inc. \10\

			(7)	MFS Variable Insurance Trust. \6\

				(a)	Amendment to Participation Agreement for MFS Variable Insurance Trust. \5\

				(b)	Amendment to Participation Agreement for MFS Variable Insurance Trust. \10\

				(c)	Amendment to Participation Agreement for MFS Variable Insurance Trust. \13\

				(d)	Amendment to Participation Agreement for MFS Variable Insurance Trust. \14\

			(8)	Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II, Inc. \7\

		(9)	Franklin Templeton Variable Insurance Products Trust. \7\

			(a)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust. \8\

			(b)	Form of Administration Agreement: Not Applicable.

			(c)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust. \11\

			(d)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust. \12\

			(e)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust \ 13\

		(10)	Scudder Variable Series II. \13\

			(a)	Administrative Services Agreement for Scudder Variable Series II. \13\

(9)	Opinion of Counsel.*

(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.*

	(b)	Consent of Independent Registered Public Accounting Firm.*

(11)	Financial Statements omitted from Item 23: Not Applicable.

(12)	Agreements/Understandings for providing initial capital: Not Applicable.

(13)	Performance Data Calculations. \7\

*	Filed herewith.
\1\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 1 to Form S-6 Registration Statement, File No. 333-89875, filed on April 27, 2000.
\2\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
\3\	Incorporated herein by reference to the Exhibit filed with the Initial Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on August 4, 2000.
\4\	Incorporated herein by reference to the Exhibit filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-89875) filed on January 26, 2000.
\5\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on April 27, 2000.
\6\	Incorporated herein by reference to the Exhibit filed with Pre-Effective No. 2 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on July 2, 1997.
\7\	Incorporated herein by reference to the Exhibit filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on October 13, 2000.
\8\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on April 29, 2002.
\9\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Variable Account on April 30, 2003.
\10\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-89875) filed on behalf of the Titanium Universal Life Variable Account on December 5, 2003.
\11\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-89875) filed on behalf of the Titanium Universal Life Variable Account on April 30, 2004.
\12\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-89875) filed on behalf of the Titanium Universal Life Variable Account on May 2, 2005.
\13\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 (File No. 333-89875) filed on behalf of the Titanium Universal Life Variable Account on December 14, 2005.
\14\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 11 to the Registration Statement on form N-6 (File No. 333-89875) filed on behalf of the Titanium Universal Life Variable Account on May 1, 2006.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor

Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service

Danny H. Almond**	Executive Vice President, Chief Financial Officer and Assistant Treasurer

W. Thomas Aycock	Director, Senior Vice President and Chief Actuary

Tony G. Brill**	Director and Executive Vice President, Administration

Gary L. Coleman**	Director

Terry W. Davis	Director and Senior Vice President, Administration

Thomas E. Hamby	Vice President

Susan Huff	Vice President, Administration

Larry M. Hutchison**	Director

Michael J. Klyce	Director, Vice President and Treasurer

John H. Livingston	Director, Secretary and Counsel

James L. Mayton, Jr.	Vice President

Carol A. McCoy	Director and Assistant Secretary

Anthony L. McWhorter	Director, President and Chief Executive Officer

Jeffrey M. Ronilo	Vice President, Financial Reporting and Controller

Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.
**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, United Investors Life Insurance Company, Inc. (“United Investors”), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Company	Parent Co. Code	State/Jurisdiction of Incorporation

AILIC Receivables Corporation	E	Delaware

American Income Life Insurance Co.	A	Indiana

American Income Marketing Services, Inc.	E	Texas

American Life and Accident Insurance Co.	A	Texas

Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama

First United American Life Insurance Co.	D	New York

Globe Insurance Agency, Inc. (AL)	C	Alabama

Globe Insurance Agency, Inc. (AR)	A	Arkansas

Globe Life And Accident Insurance Co.	C	Delaware

Globe Marketing Services Inc.	A	Oklahoma

Liberty National Auto Club, Inc.	B	Alabama

Liberty National Life Insurance Co.	C	Alabama

National Income Life Insurance Co.	E	New York

TMK Re, Ltd.	C	Bermuda

Torchmark Corporation (holding company)		Delaware

United American Insurance Co.	C	Delaware

United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A	Globe Life and Accident Insurance Company

B	Liberty National Life Insurance Company

C	Torchmark Corporation

D	United American Insurance Company

E	American Income Life Insurance Company

F	United Investors Life Insurance Company

Item 27. Number of Policy Owners

As of December 31, 2005, there were 1,019 owners of the policies.

Item 28. Indemnification

Article XII of United Investors’ By-Laws provides as follows:

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)	United Securities Alliance, Inc., is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. It is also the principal underwriter for Titanium Universal Life Variable Account.

(b)	The following table provides certain information with respect to each Director, Officer and Partner of United Securities Alliance, Inc.

Name and Principal Business Address*	Positions and Offices with Underwriter

Joe Padilla	President and Director

Jon Pearn	Executive Vice President, Chief Operating Officer and Director

Shawna Meyer	Vice President, Chief Financial Officer and Director

*	The principal business address for the Officers and Directors listed is Financial Plaza A, 7730 East Belleview Ave., Suite AG-9, Greenwood Village, Colorado 80111.

(c)	Commissions Received by Principal Underwriter during Year Ended 12/31/05

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
United Securities Alliance, Inc.	$414,656.66	-0-	N/A	-0-

Item 30. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its home office: 2001 Third Avenue South (35233), P. O. Box 12101, Birmingham, Alabama 35202-2101.

Item 31. Management Services

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

(d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

STATEMENT PURSUANT TO RULE 6c-7

United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama on the 26th day of April, 2006.

TITANIUM ANNUITY VARIABLE ACCOUNT (REGISTRANT)

By:	/S/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/S/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/S/ ANTHONY L. MCWHORTER ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 26, 2006

/S/ W. THOMAS AYCOCK W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	April 26, 2006

/S/ TONY G. BRILL TONY G. BRILL	Director and Executive Vice President, Administration	April 26, 2006

/S/ GARY L. COLEMAN GARY L. COLEMAN	Director	April 26, 2006

/S/ LARRY M. HUTCHISON LARRY M. HUTCHISON	Director	April 26, 2006

/S/ MICHAEL J. KLYCE MICHAEL J. KLYCE	Director, Vice President and Treasurer	April 26, 2006

/S/ JOHN H. LIVINGSTON JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 26, 2006

/S/ CAROL A. MCCOY CAROL A. MCCOY	Director and Assistant Secretary	April 26, 2006

/S/ TERRY W. DAVIS TERRY W. DAVIS	Director and Senior Vice President Administration	April 26, 2006

/S/ DANNY H. ALMOND DANNY H. ALMOND	Executive Vice President, Chief Financial Officer and Assistant Treasurer	April 26, 2006

/S/ SUSAN HUFF SUSAN HUFF	Vice President, Administration	April 26, 2006

/S/ JEFFREY M. RONILO JEFFREY M. RONILO	Vice President, Financial Reporting and Controller	April 26, 2006

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
99.9	Opinion & consent of John H. Livingston, Esquire as to the legality of the securities being registered.

99.10(a)	Consent of Sutherland & Asbill & Brennan LLP

99.10(b)	Consent of Independent Registered Public Accounting Firm